AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 6, 2023.

Securities Act Registration No. 333-147999

Investment Company Act Registration No. 811-22153

Form N-1A

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☐

Pre-Effective Amendment No. __ ☐

Post-Effective Amendment No. 64 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☐

Amendment No. 65 ☒

(Check appropriate box or boxes.)

Dunham Funds

(Exact Name of Registrant as Specified in Charter)

6256 Greenwich Drive, Suite 550
San Diego, CA 92122

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, including Area Code:  (858) 964-0500

Jeffrey A. Dunham
Dunham Funds
6256 Greenwich Drive, Suite 550
San Diego, CA 92122

(Name and Address of Agent for Service)

With copy to:

Robert A. Robertson

Dechert LLP

633 West 5th Street, Suite 4900

Los Angeles, CA 9007

Approximate date of proposed public offering:  As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b)
☐	On [date] pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On [date] pursuant to paragraph (a)(1)
>
☒	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

DUNHAM FUNDSSM

WHEN PERFORMANCE COUNTS

[ ]	PROSPECTUS
Dunham U.S. Enhanced Market Fund Class A (DASPX) Class C (DCSPX) Class N (DNSPX)

SUBJECT TO COMPLETION [______, 2023]

Distributed by:

Dunham & Associates Investment Counsel, Inc.

P.O. Box 910309, San Diego, California 92191(800) 442-4358

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Securities and Exchange Commission has not approved or disapproved any of the above listed Funds. The Securities and Exchange Commission also has not determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Dunham Fund Prospectus

FUND SUMMARIES
Dunham u.S. ENHANCED MARKET Fund
SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING FUND SHARES
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Investment ObjectiveS
PRINCIPAL INVESTMENT STRATEGIES
TEMPORARY INVESTMENTS
PRINCIPAL INVESTMENT RISKS
PORTFOLIO HOLDINGS DISCLOSURE
CYBERSECURITY
MANAGEMENT
Investment Adviser
Sub-AdviserS and SUB-Adviser portfolio managers
PERFORMANCE OF COMPARABLE ACCounts
HOW SHARES ARE PRICED
HOW TO PURCHASE SHARES
HOW TO REDEEM SHARES
HOW TO EXCHANGE SHARES
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
FREQUENT PURCHASES AND REDEMPTIONS OF Fund SHARES
Distribution of shares
HOUSEHOLDING
FINANCIAL HIGHLIGHTS
Notice of Privacy Policy & PRACTICES

FUND SUMMARIES

Dunham U.S. Enhanced Market Fund

Investment Objective: The Fund seeks to maximize long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page [ ] of the Fund's Prospectus and in How to Buy and Sell Shares on page [ ] of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	[ ]%	[ ]%	[ ]%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses(2)	[ ]%	[ ]%	[ ]%
Total Annual Fund Operating Expenses	[ ]%	[ ]%	[ ]%

(1)	The management fee above assumes the Sub-Adviser’s base fee. Actual sub-advisory fees may be higher or lower depending on Fund performance. The Sub-Advisory fee is a fulcrum fee with a base (or fulcrum) of 0.50% and can range from 0.30% to 0.70% depending on the effect of performance fees.

(2)       Estimated for the Fund’s first fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years
Class A	$ [ ]	$ [ ]
Class C	$ [ ]	$ [ ]
Class N	$ [ ]	$ [ ]

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Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. Because the Fund is newly organized, no portfolio turnover figures are available.

Principal Investment Strategies: The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in investments that provide exposure to equity securities of U.S. companies and debt securities of the U.S. government through investments in options, futures and U.S. Treasuries. The Fund seeks to provide upside participation in the U.S. stock market when the U.S. stock market advances and seeks to reduce declines in the Fund’s value when the stock market declines. The Fund gains equity exposure through investments in S&P 500 Index options (including FLEX Options) and futures, but does not invest directly in equity securities. The Fund also invests in U.S. Treasuries and U.S. Treasury futures to help reduce downside risk.

The Sub-Adviser periodically rebalances the asset mix between U.S. Treasuries, U.S. Treasury futures, and equity index options and futures to respond to changing market conditions and to achieve what it believes to be the optimal balance between risk and reward. When determining the allocation and when to rebalance, the Sub-Adviser takes into account, among other factors: interest rates, the Fund’s equity exposure, the percentage of the Fund invested in options, the current level of the S&P 500 Index, the implied volatility of S&P 500 Index options, bond and dividend yields, the delta of the Fund’s options positions (which is a measure of the sensitivity of the Fund’s option prices to changes in the price of the S&P 500 Index), and time to maturity of the options.

Typically, approximately up to 45% of the Fund’s assets are used to purchase long-term (typically tenors of 5 years or more) “FLEX” call options on the S&P 500 Index and S&P 500 Index futures. The Sub-Adviser may also purchase and write call and put options, and may hold futures both long and short, to make incremental adjustments to the Fund’s equity exposure. The remaining assets (approximately up to 70%) will typically be used to purchase U.S. Treasury securities and U.S. Treasury futures, targeting a net interest rate exposure (long duration from Treasuries offset by short duration from options) to potentially balance downside protection while generating positive fixed income returns, with a targeted duration range based on the Sub-Adviser’s interest rate views.

The Sub-Adviser may use U.S. Treasury futures to leverage interest rate exposure to potentially limit downside risk, and notional fixed income exposure could represent up to 150% of the Fund’s assets. U.S. Treasury futures, used to provide leverage for the fixed income portfolio, may not be fully collateralized, and may be held long or short to manage interest rate exposure.

Although the Fund uses derivative instruments based on the S&P 500 index and attempts to reduce downside risk through the use of U.S. Treasuries and U.S. Treasury futures, it is possible that these strategies may underperform the S&P 500 index in up and down markets. This means that losses for the shareholders can be worse than performance declines in the S&P 500 index.

The Fund is non-diversified.

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The Fund may also engage in securities lending.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund's net asset value and performance.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund's investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund's investments will underperform either the securities markets generally or particular segments of the securities markets.

Asset Allocation Risk – In allocating the Fund’s assets, the Sub-Adviser may favor markets or asset classes that perform poorly relative to other markets and asset classes. The Sub-Adviser's investment analysis, its selection of investments, and its assessment of the risk/return potential of asset classes and markets may not produce the intended results and/or can lead to an investment focus that results in the Fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the Fund invests.

Tactical Asset Allocation Risk – Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Fund’s tactical asset management discipline may not work as intended. The Fund may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the portfolio in order to maintain a long-term goal for asset allocation). The Sub-Adviser’s evaluations and assumptions in selecting investments may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.

Derivatives Risk – Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the risk assumed may be considered to be “leveraged,” which can magnify or otherwise increase investment losses. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes. Derivatives are also subject to operational and legal risks.

The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may

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be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.

Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bi-laterally negotiated contracts, central clearing will not make swap transactions risk-free.

Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.

FLEX Options Risk. The Fund may experience substantial downside from specific FLEX Option positions, and certain FLEX Option positions may expire worthless. In addition, the FLEX Options are subject to the following risks:

Valuation Risk. The value of the FLEX Options will be affected by, among others, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Index (although they generally move in the same direction).

Liquidity Risk. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options.

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Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The Fund will utilize FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional standardized exchange-traded options.

Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among other things, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as the Index, and it is possible they may move in different directions, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the components of the option’s value are anticipated to impact the effect of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last business day of the Outcome Period, and it should not be expected that the Outcomes will be provided at any point other than the end of the Outcome Period.

Upside Participation Risk/Downside Loss Risk - There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with a total return that matches the increase of the underlying index over a given period. In the event an investor purchases shares of the Fund after securities transactions were entered into or does not stay invested in the Fund for the long term or a full-market cycle, the returns realized by the investor may not match those that the Fund seeks to achieve.

In addition, there can be no guarantee that the Fund will be successful in its strategy to provide protection against underlying index losses. The Fund’s strategy seeks to deliver returns that participate in the returns of the underlying index while limiting downside losses, if shares are held over long periods of time. The Fund does not provide principal protection or non-principal protection, and an investor may experience significant losses on its investment, including the loss of its entire investment.

Options Risk – The Fund may use options to enhance return and or mitigate risk. However, options can fall rapidly in response to developments in specific companies or industries and the Fund’s investments may be negatively impacted by unexpected market conditions.

Changing Fixed Income Market Conditions Risk – During periods of sustained rising rates, fixed income risks will be amplified. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain.

Rising rates tend to decrease liquidity, increase trading costs, and increase volatility, all of which make portfolio management more difficult and costly to the Fund and its shareholders. Additionally, default risk increases when issuers borrow at higher rates. Prolonged declines in

5

the Fund’s share price may lead to increased redemption requests by shareholders. To meet redemption requests, the Fund may have to sell securities in times of overall market turmoil, lower liquidity and declining prices. Generally, each of these changing market conditions risks may cause the Fund’s share price to fluctuate or decline more than other types of investments.

Interest Rate Risk – Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise. Securities with longer maturities may be more sensitive to interest rate changes. Certain corporate bonds and mortgage-backed securities may be significantly affected by changes in interest rates. Some mortgage-backed securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile.  Because zero coupon securities do not make interest payments, they are considered more volatile than bonds making periodic payments. When interest rates rise, zero coupon securities fall more sharply than interest paying bonds. However, zero coupon securities rise more rapidly in value when interest rates drop.

Leveraging Risk – The Fund's use of leverage through futures, options will magnify the Fund's gains or losses. Futures require relatively small cash investment to control large amounts of derivatives, which magnifies gains and losses to the Fund. Leveraging the Fund creates an opportunity for increased returns but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio.

Non-Diversification Risk – A Fund that is a non-diversified investment company means that more of the Fund's assets may be invested in the securities of a single issuer than a diversified investment company.  This may make the value of the Fund's shares more susceptible to certain risk than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Management Risk – Each Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser's judgments about the attractiveness and potential appreciation of a security, whether selected under a "value", "growth" or other investment style, may prove to be inaccurate and may not produce the desired results. The Adviser and Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Limited History of Operations Risk – The Fund is a new mutual fund and has a limited history of operations for investors to evaluate.

Portfolio Turnover Risk – The frequency of a Fund’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund’s performance.

6

U.S. Government Securities Risk – Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase, and in fact, the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Natural Disaster / Endemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the novel coronavirus (COVID -19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.

Securities Lending Risk - Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. The Fund might not be able to recover the securities or their value. In determining whether to lend securities, the Adviser or its agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

Performance: Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser:  PGIM Quantitative Solutions LLC (“PQS” or “Sub-Adviser”)

Sub-Adviser Portfolio Managers:  Devang Gambhirwala, Marcus M. Perl, and Edward J. Tostanoski III, CFA, have primary responsibility for the day-to-day management of the Fund since its inception. Mr. Gambhirwala, Principal and Portfolio Manager, joined PQS in 1986; Mr. Perl, Principal and Portfolio Manager, joined PQS in 2000; Mr. Tostanoski, Principal and Portfolio Manager, joined PQS in 2018.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page [ ] of this prospectus.

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SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

Purchase and Sale of Fund Shares

You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange is open for trading. For Class A shares and Class C shares, the initial minimum investment amount in a Fund for regular accounts is $5,000, and for tax-deferred accounts and certain tax efficient accounts is $2,000. The minimum subsequent investment is $100. For Class N shares, the minimum initial investment per Fund is $100,000 for taxable accounts and $50,000 for tax-deferred accounts. There is no minimum subsequent investment amount for Class N shares.

Purchases and redemptions may be made by mailing an application or redemption request to the addresses indicated below, by calling toll free (888) 3DUNHAM (338-6426) or by visiting the Fund's website www.dunham.com. You also may purchase and redeem shares through a financial intermediary.

via Regular Mail	via Overnight Mail
Dunham Funds	Dunham Funds
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 541150	4221 North 203rd Street, Ste. 100
Omaha, NE 68154	Elkhorn, NE 68022-3474

Tax Information

Dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Financial Intermediary Compensation

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

Fund	Investment Objective(s)
Dunham U.S. Enhanced Market Fund	The Fund seeks to maximize long-term capital appreciation.

The Fund's investment objective(s) is/are a non-fundamental policy and may be changed upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Fund has adopted a policy to invest at least 80% of its assets in a particular type of security. The Fund may change its 80% policy upon 60 days written notice to shareholders.

Dunham U.S. Enhanced Market Fund

The Fund's Sub-Adviser seeks to achieve the Fund's investment objective by investing, under normal market conditions, at least 80% of the Fund’s assets (defined as net assets plus borrowings for investment purposes) in investments that provide exposure to equity securities of U.S. companies and debt securities of the U.S. government through investments in options, futures and U.S. Treasuries. The Fund seeks to provide upside participation in the U.S. stock market when the U.S. stock market advances and seeks to reduce declines in the Fund’s value when the stock market declines. The Fund gains equity exposure through investments in S&P 500 Index options (including FLEX Options) and futures but does not invest directly in equity securities. The Fund also invests in U.S. Treasuries, U.S. Treasury futures to help reduce downside risk.

The Sub-Adviser periodically rebalances the asset mix of U.S. Treasuries, U.S. Treasury futures, U.S. agency bonds, bonds issued by supranational agencies and equity index options and futures to respond to changing market conditions and to achieve what it believes to be the optimal balance between risk and reward. When determining the allocation and when to rebalance, the Sub-Adviser takes into account, among other factors: interest rates, the Fund’s equity exposure, the percentage of the Fund invested in options, the current level of the S&P 500 Index, the implied volatility of S&P 500 Index options, bond and dividend yields, the delta of the Fund’s options positions (which is a measure of the sensitivity of the Fund’s option prices to changes in price of the S&P 500 Index), and time to maturity of the options.

Typically, approximately up to 45% of the Fund’s assets are used to purchase long-term (typically tenors of 5 years or more) “FLEX” call options on the S&P 500 Index and S&P 500 Index futures. The Sub-Adviser may also purchase and write call and put options, and may hold futures both long and short, to make incremental adjustments to the Fund’s equity exposure. The remaining assets (approximately up to 70%) will typically be used to purchase U.S. Treasury securities and U.S. Treasury futures, targeting a net interest rate exposure (long duration from Treasuries offset by short duration from options) to potentially balances downside protection by generating positive fixed income returns, with a targeted duration range based on the Sub-Adviser’s interest rate views.

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The Sub-Adviser may use U.S. Treasury futures to leverage interest rate exposure to potentially limit downside risk, and notional fixed income exposure could range up to 150% of the Fund’s assets. U.S. Treasury futures, used to provide leverage for the fixed income portfolio, may not be fully collateralized, and may be held long or short to manage interest rate exposure.

Although the Fund uses derivative instruments based on the S&P 500 index and attempts to reduce downside risk through the use of U.S. Treasuries and U.S. Treasury futures, it is possible that these strategies may underperform the S&P 500 index in up and down markets. This means that losses for the shareholders can be worse than performance declines in the S&P 500 index.

The Fund is non-diversified.

The Fund may also engage in securities lending.

PRINCIPAL INVESTMENT RISKS

There is no assurance that a Fund will achieve its investment objective.  The Fund's share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Funds.

The following chart summarizes the principal risks of the Fund.  These risks could adversely affect the net asset value, total return and the value of a Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the Fund's Fund Summary section of this Prospectus.

Risks	Dunham U.S. Enhanced Market Fund
Asset Allocation Risk	X
Changing Fixed Income Market Conditions Risk	X
Derivatives Risk	X
FLEX Options Risk	X
Interest Rate Risk	X
Leveraging Risk	X
Limited History of Operations Risk	X
Management Risk	X
Natural Disaster / Endemic Risk	X
Non-Diversification Risk	X
Options Risk	X
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Portfolio Turnover Risk	X
Securities Lending Risk	X
Stock Market Risk	X
Tactical Asset Allocation Risk	X
Upside Participation Risk/Downside Loss Risk	X
U.S. Government Securities Risk	X

Asset Allocation Risk – In allocating the Fund’s assets, the Sub-Adviser may favor markets or asset classes that perform poorly relative to other markets and asset classes. The Sub-Adviser's investment analysis, its selection of investments, and its assessment of the risk/return potential of asset classes and markets may not produce the intended results and/or can lead to an investment focus that results in the Fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the Fund invests.

Changing Fixed Income Market Conditions Risk – During periods of sustained rising rates, fixed income risks will be amplified. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain.

Derivatives Risk – Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the risk assumed may be considered to be “leveraged,” which can magnify or otherwise increase investment losses. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes. Derivatives are also subject to operational and legal risks.

The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund

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is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.

Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bi-laterally negotiated contracts, central clearing will not make swap transactions risk-free.

Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.

FLEX Options Risk The Fund may experience substantial downside from specific FLEX Option positions, and certain FLEX Option positions may expire worthless. In addition, the FLEX Options are subject to the following risks:

Valuation Risk. The value of the FLEX Options will be affected by, among others, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Index (although they generally move in the same direction).

Liquidity Risk. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options.

Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The Fund will utilize FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional standardized exchange-traded options.

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Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among other things, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as the Index, and it is possible they may move in different directions, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the components of the option’s value are anticipated to impact the effect of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last business day of the Outcome Period, and it should not be expected that the Outcomes will be provided at any point other than the end of the Outcome Period

Interest Rate Risk – Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise. Securities with longer maturities may be more sensitive to interest rate changes. Certain corporate bonds and mortgage-backed securities may be significantly affected by changes in interest rates. Some mortgage-backed securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile.  Because zero coupon securities do not make interest payments, they are considered more volatile than bonds making periodic payments. When interest rates rise, zero coupon securities fall more sharply than interest paying bonds. However, zero coupon securities rise more rapidly in value when interest rates drop.

Leveraging Risk – The Fund's use of leverage through futures, options will magnify the Fund's gains or losses. Futures require relatively small cash investment to control large amounts of derivatives, which magnifies gains and losses to the Fund. Leveraging the Fund creates an opportunity for increased returns but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio.

Limited History of Operations Risk – The Fund is a new mutual fund and has a limited history of operations for investors to evaluate.

Management Risk – Each Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser's judgments about the attractiveness and potential appreciation of a security, whether selected under a "value", "growth" or other investment style, may prove to be inaccurate and may not produce the desired results. The Adviser and Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Natural Disaster / Endemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and

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widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the novel coronavirus (COVID -19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.

Non-Diversification Risk – A Fund that is a non-diversified investment company means that more of the Fund's assets may be invested in the securities of a single issuer than a diversified investment company.  This may make the value of the Fund's shares more susceptible to certain risk than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Options Risk – The Fund may use options to enhance return and or mitigate risk. However, options can fall rapidly in response to developments in specific companies or industries and the Fund’s investments may be negatively impacted by unexpected market conditions.

Portfolio Turnover Risk – The frequency of a Fund’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund’s performance.

Securities Lending Risk - Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. The Fund might not be able to recover the securities or their value. In determining whether to lend securities, the Adviser or its agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund's investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund's investments will underperform either the securities markets generally or particular segments of the securities markets.

Tactical Asset Allocation Risk – Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Fund’s tactical asset management discipline may not work as intended. The Fund may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the portfolio in order to maintain a long-term goal for asset allocation). The Sub-Adviser’s evaluations and assumptions in selecting investments may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.

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Upside Participation Risk/Downside Loss Risk - There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with a total return that matches the increase of the underlying index over a given period. In the event an investor purchases shares of the Fund after securities transactions were entered into or does not stay invested in the Fund for the long term or a full-market cycle, the returns realized by the investor may not match those that the Fund seeks to achieve.

In addition, there can be no guarantee that the Fund will be successful in its strategy to provide protection against underlying index losses. The Fund’s strategy seeks to deliver returns that participate in the returns of the underlying index while limiting downside losses, if shares are held over long periods of time. The Fund does not provide principal protection or non-principal protection, and an investor may experience significant losses on its investment, including the loss of its entire investment.

U.S. Government Securities Risk – Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase, and in fact, the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Dunham Funds' policies and procedures regarding the release of portfolio holdings information is available in the Dunham Funds' Statement of Additional Information. The Fund may, from time to time, make available portfolio holdings information at www.dunham.com. The Funds’ top ten holdings are posted to the website no sooner than ten days after the relevant month-end. The month-end and quarter-end complete portfolio holdings are generally posted to the website within 45 days following the end of each month/quarter and remain available until new information for the next month/quarter is posted. Shareholders may request portfolio holdings schedules at no charge by calling toll free (888) 3DUNHAM (338-6426).

MANAGEMENT

INVESTMENT ADVISER

Dunham & Associates Investment Counsel, Inc., located at 6256 Greenwich Drive, Suite 550, San Diego, CA 92122, serves as the Funds' investment adviser (the "Adviser"). The Adviser's mailing address is P.O. Box 910309, San Diego, CA 92191. The Adviser is a registered broker dealer and a registered investment adviser that provides investment advisory services to the Funds, separately managed accounts, pension and profit sharing plans. As of December 31, 2022, the Adviser had approximately $1.9 billion of assets under management. The Adviser has overall supervisory responsibilities for the general management and investment of the Fund's securities portfolio.

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The Adviser, subject to the review and approval of the Board of Trustees, selects Sub-Advisers for each series of the Dunham Funds and supervises and monitors the performance of each Sub-Adviser. The Adviser was granted an exemptive order (the "Order") from the SEC that permits the Adviser, with Board of Trustees approval, to enter into or amend Sub-Advisory agreements with Sub-Advisers without obtaining shareholder approval. A discussion regarding the basis of the Board of Trustees' approval or renewal of the investment advisory agreement with the Adviser and the Sub-Advisory agreement with the Sub-Adviser will be available in the Dunham Funds' annual report to shareholders for the fiscal year ending October 31, 2023.

The Order also permits the Adviser, subject to the approval of the Board of Trustees, to replace Sub-Advisers or amend Sub-Advisory agreements, including fees (so long as the fees are within the range of fees previously approved by shareholders), without shareholder approval whenever the Adviser and the Trustees believe such action will benefit a Fund and its shareholders.

The Adviser has entered into a Sub-Advisory agreement with the Sub-Adviser and the Dunham Funds on behalf of the Fund, whereby the Fund pays the Adviser a fixed fee and the Fund separately pays the Sub-Adviser a fulcrum fee. The Adviser receives only its fixed portion of the management fee as approved by shareholders at a meeting held on March 21, 2023. The Fund's Sub-Adviser is compensated based on its performance and each Sub-Advisory agreement is a fulcrum fee arrangement. Fulcrum fee arrangements are as follows:

Fund:	Current Management Fee Rates	Adviser's Portion	Sub-Adviser's Portion	Benchmark Index
Dunham U.S. Enhanced Market Fund	[0.95% – 1.35%]	0.65%	0.30%-0.70%	S&P 500 Total Return Index

The sub-advisory fee rates are within the limits of the negotiable Sub-Advisory fee ranges pre-approved by shareholders of the Fund.

Fund:	Pre-Approved Negotiable Range of Sub-Advisory Fee Rates*
Dunham U.S. Enhanced Market Fund	0.00% - 1.50%

Fulcrum Fees, Generally. A fulcrum fee basically has two parts - the base fee and the performance fee. In a typical fulcrum fee arrangement, the base fee is the pre-determined rate at which the Sub-Adviser is paid when its net performance is in line with that of the fund's benchmark. The base fee is adjusted up or down by the performance fee, which is derived by comparing net fund performance versus that of the fund's benchmark over a rolling twelve-month period, in accordance with pre-determined rates of adjustment. In a fulcrum fee arrangement, a Sub-Adviser is rewarded for out-performance or penalized for under-performance in equal measure. Depending on a fund's net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively. This formula has matching maximum and minimum ranges in which the fees can be adjusted. In addition, some fulcrum fees employ a "null zone" around the base fee, whereby very small differences in performance versus the benchmark will not trigger a fee increase or decrease. The basic idea of a fulcrum fee is that

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when fund performance is bad, the adviser or Sub-Adviser should sacrifice some of its fee, and when fund performance is good, the fee will increase while still permitting shareholders to reap most of the profit.

Under a fulcrum fee arrangement, it is possible that a fund could pay a Sub-Adviser more than the Base Fee, even though the performance of the fund is negative. This situation may occur when the performance of the benchmark is worse than the fund's net performance.

The Fulcrum Fee Calculation Methodology for the Dunham Funds Sub-Advisers. In a typical fulcrum fee arrangement, the base fee is not adjusted during the first twelve months. However, under each Dunham Fund's Sub-Advisory agreement, the performance adjustment to the base fee is calculated daily during the first twelve months, based on the average net assets of the Fund from inception of the contract to date, and the comparative performance of the Fund (Fund performance will be based on Class N share performance – had another class been used Sub-Advisory fees would be lower) to its Benchmark from inception of the contract to date, on the day of calculation. In this manner, performance counts from the very first day of each Sub-Advisory agreement.

The Fund's fulcrum fee will be calculated using an annual base Sub-Advisory fee rate of a specified amount of the average daily net assets of the Fund (the "Base Fee"), adjusted by the Fund's performance over a rolling twelve-month period (or, during the first twelve months, as described above), relative to the Fund's benchmark (the "Performance Fee"). Depending on the particular Sub-Advisory agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the Sub-Advisory fee rate can vary anywhere from 0.00% (the "Minimum Fee") to twice the Base Fee (the "Maximum Fee").

During the first twelve months of each Fund's Sub-Advisory agreement, the Fund will accrue, on a daily basis, the Base Fee (using the average daily net assets for the month) adjusted by the Performance Fee (using average daily net assets since the inception of the Sub-Advisory agreement), as described in the preceding paragraph (the "Fulcrum Fee"). However, because each such Sub-Advisory agreement requires that the Sub-Adviser be paid out only the monthly Minimum Fee during the first year, the Sub-Adviser in most cases will receive little or no compensation until the end of the first year. At the end of the first year of the contract, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year. Therefore, in the first year, the proposed fulcrum fee methodology will have three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee. Beginning with the thirteenth month of operation under each Sub-Advisory agreement, the performance fee will be calculated daily and paid monthly based on the Fund's average daily net assets and performance versus the benchmark over the prior rolling twelve-month period while the base fee will be calculated using the average daily net assets for the most recent month. In other words, after the initial twelve-month period, each Fund's fulcrum fee arrangement will become typical of such arrangements in the mutual fund industry. By virtue of using average daily net assets over a "rolling" 12-month period for purposes of calculating the Performance Fee, while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by a Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described in the table above if the

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average daily net assets do not remain constant during the rolling 12-month period. There are circumstances that can cause a Fulcrum Fee to be negative. For example, if the Fund is significantly underperforming versus the Index and the Fund's net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate used to calculate the fee can never be negative, the performance fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time.  Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%.  In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

The following example illustrates the Fulcrum Fee methodology employed in each Sub-Advisory agreement. In the example, the Base Fee is 0.50% with a Performance Fee of plus or minus 0.50%; thus, the Maximum Fee is 1.00% and the Minimum Fee is 0.00%. In addition, the example shows a null zone of plus or minus 0.25%, and the Sub-Advisory fee moving (after clearing the null zone) at a rate of approximately 0.01% for each 0.05% of outperformance of the benchmark. Each of these factors/rates/amounts will vary with each Sub-Advisory agreement.

SAMPLE SUB-ADVISORY FEE RATES

Cumulative 12-Month Return	Performance Fee Adjustment	Total Fee Payable to Sub-Adviser
Plus or Minus Return of Index	Plus or Minus Base Fee (0.50%)	If Plus	If Minus
2.50% or more	0.50%	1.000%	0.000%
2.35%	0.47%	0.970%	0.030%
2.20%	0.44%	0.940%	0.060%
2.05%	0.41%	0.910%	0.090%
1.90%	0.38%	0.880%	0.120%
1.75%	0.35%	0.850%	0.150%
1.60%	0.32%	0.820%	0.180%
1.45%	0.29%	0.790%	0.210%
1.30%	0.26%	0.760%	0.240%
1.15%	0.23%	0.730%	0.270%
1.00%	0.20%	0.700%	0.300%
0.85%	0.17%	0.670%	0.330%
0.70%	0.14%	0.640%	0.360%
0.55%	0.11%	0.610%	0.390%
0.40%	0.08%	0.580%	0.420%
0.26%	0.05%	0.552%	0.448%
0.25%	NULL ZONE	0.500%	0.500%
EVEN WITH INDEX	BASE FEE	0.500%	0.500%

Dunham Asset Allocation Program: The Adviser is the sponsor of the Dunham Asset Allocation Program ("Program"), an advisory wrap programs using the Dunham Funds, N or A share classes. The Programs may be used by financial advisors to diversify client portfolios among the various asset classes represented by the Dunham Funds.

The Adviser may take a portion of the revenues from wrap fees it receives from the Program and reimburse certain non-affiliated financial advisors for their product marketing and business development efforts. These reimbursements are from 0.05% to 0.25% a year, depending on the dollar amount of client assets in the Dunham Funds Class N shares. The Adviser also sponsors due diligence trips and conferences designed to enhance the financial advisor's understanding of the offerings. Certain costs associated with attendance at these meetings may be paid by the Adviser.

The Adviser also supports industry conferences and sponsors educational events attended by clients of the financial advisors as well as the financial advisors themselves.

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SUB-ADVISERS AND SUB-ADVISER PORTFOLIO MANAGERS

The Fund's SAI provides additional information about each portfolio manager's compensation structure, other accounts managed by the portfolio manager and the portfolio manager's ownership of Fund shares.

Dunham U.S. Enhanced Market Fund

PGIM Quantitative Solutions LLC (“PQS”), located at Gateway Center Two, 100 Mulberry St., Newark NJ 07102, a registered investment adviser and wholly-owned subsidiary of PGIM, Inc. (“PGIM”), the global investment management businesses of Prudential Financial, Inc. (“Prudential”), a publicly traded company (NYSE: PRU). PQS began managing multi-asset portfolios for institutional investors in 1975. As of December 31, 2022, PQS’ assets under management were approximately $84.88 billion. PQS uses a team-based portfolio management approach; the below portfolios managers are responsible for day-to-day management of the Fund.

Devang Gambhirwala

Principal and Portfolio Manager

Devang Gambhirwala is a Principal and Portfolio Manager for PQS working within the Quantitative Equity and Multi-Asset teams. He is responsible for portfolio management and research. Prior to joining PQS in 1986, Devang worked as a Quantitative Research Analyst and Assistant Portfolio Manager for PGIM, Inc.. He earned a BS in computer and information sciences from the New Jersey Institute of Technology and an MBA from Rutgers University.

Marcus M. Perl

Principal and Portfolio Manager

Marcus M. Perl is a Principal and Portfolio Manager for PQS working within the Multi-Asset team. He is responsible for portfolio management and investment strategy. Prior to joining PQS in 2000, Marcus was a Vice President and Portfolio Manager at PGIM Investments and a Vice President at FX Concepts Inc. Marcus holds an MA in economics from the University of Southern California.

Edward J. Tostanoski III, CFA

Principal and Portfolio Manager

Edward J. Tostanoski III is a Principal and Portfolio Manager for PQS working within the Multi-Asset team. He is responsible for portfolio management, investment strategy, portfolio design, and multi-asset research. Prior to joining PQS in 2018, Ed was a Portfolio Manager and Researcher for Global Macro strategies, including strategic asset allocation and tactical models for trading within and across asset classes, at Goldman Sachs Asset Management, on their Quantitative Investment Strategies and Global Portfolio Solutions teams, from 2007 to 2018. He earned a BSE in operations research and financial engineering from Princeton University.

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HOW SHARES ARE PRICED

The Fund's net asset value ("NAV") for each class of shares is calculated on each day that the New York Stock Exchange is open. The NAV is the value of a single share of a Fund. The NAV is calculated for each Fund at the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. The NAV is determined by subtracting the total of a Fund's liabilities from its total assets and dividing the remainder by the number of shares outstanding. The value of a Fund's total assets is generally based on the market value of the securities that the Fund holds. Fund portfolio securities, which are traded on a national securities exchange, are valued at the last quoted sale price. NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP). If there is no NOCP the value of the security shall be valued at the mean between the current bid and ask prices. Certain short-term securities may be valued on the basis of amortized cost. If market values are not available, the Adviser will determine the fair value of securities using procedures that the Board of Trustees has approved. The Adviser also may fair value securities whose values may be materially affected by events occurring after the closing of a foreign market but before the close of business of the New York Stock Exchange. In some cases, particularly with thinly traded securities like small cap stocks and junk bonds, the Adviser may determine that a price is stale. In those circumstances where a security's price is not considered to be market indicative, the security's valuation may differ from an available market quotation.

The securities markets on which the foreign securities owned by a Fund trade may be open on days that the Fund does not calculate its NAV and thus the value of a Fund's shares may change on days when shareholders are not able to purchase or redeem shares of the Fund. In computing the NAV of each Fund, a Fund will value any foreign securities held at the closing price on the exchange on which they are traded or if the close of the foreign exchange occurs after 4:00 p.m. Eastern time, a snapshot price will be used. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at the London market close. Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded. If such events materially affect the value of a Fund's securities, these securities may be valued at their fair value pursuant to procedures adopted by the Board of Trustees.

HOW TO PURCHASE SHARES

Anti-Money Laundering and Customer Identification Programs

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Application Form, you will be required to supply the Funds with information, such as your taxpayer identification number, that will assist the Funds in verifying your identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

When opening an account for a foreign business, enterprise or non-U.S. person that does not have an identification number, we require alternative government-issued documentation certifying the existence of the person, business or enterprise. The Funds do not accept cash, money orders, third party checks, credit card checks, traveler's checks, starter checks, checks drawn on non-U.S. banks outside the U.S. or other checks deemed to be high risk. Redemption of shares of the

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Portfolio purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, Shares may be purchased through a broker or by wire, as described in this section.

Types of Accounts

You may buy shares of a Fund at the Fund's NAV, next determined after you place your order. If you are making an initial investment in the Funds, you will need to open an account. The Funds will accept requests, including new Application Forms, signed electronically from a pre-approved electronic signature provider. You may establish the following types of accounts: Individual or Joint Ownership, Custodial, Trust, Corporation, Partnerships or Other Legal Entities.

•	Individual or Joint Ownership. One person owns an individual account while two or more people own a joint account. We will treat each individual owner of a joint account as authorized to give instructions on purchases, sales and exchanges of shares without notice to the other owners. However, we will require each owner's medallion signature guarantee for any transaction requiring a medallion signature guarantee.
•	Custodial Accounts. A Custodian maintains a Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) account for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's social security number on the application.
•	Trust. A trust can open an account. You must include the name of each trustee, the name of the trust and the date of the trust agreement on the application.
•	Business Accounts. Corporations, partnerships and other legal entities also may open an account. A general partner of the partnership or an authorized officer of the corporation or other legal entity must sign the application and resolution form.

Tax-Deferred Accounts

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans also may be tax deductible. The types of tax-deferred accounts that may be opened are described below. Investors should consult their tax advisor or legal counsel before selecting a tax-deferred account.

•	Investing for Your Retirement. If you are eligible, you may set up your account under an Individual Retirement Account (IRA) or Roth IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Keogh Account, or other retirement plan. Your financial consultant can help you determine if you are eligible. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a non-qualifying spouse.
•	Traditional and Roth IRAs. Please refer to the IRS Publication 590 for current contribution limits.

•	Simplified Employee Pension Plan (SEP). This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

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•	Profit Sharing or Money Purchase Pension Plan. These plans are open to corporations, partnerships and small business owners (including sole proprietors) to benefit their employees and themselves.

•	Coverdell Education Savings Account. This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.

Choosing a Class

If you are making your initial investment in the Funds, you must select a class of shares. The Funds offer Class A shares, Class C shares and Class N shares. Each class represents an interest in the same portfolio of securities, and each has the same rights with one exception. Pursuant to the 1940 Act, you will have exclusive voting rights with respect to the Distribution Plan and Agreement pursuant to Rule 12b-1, if any, for the class you choose.

Not all share classes may be available for purchase in all states.

Different share classes allow you to choose the class that will be most beneficial to you. When deciding which class of shares of a Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. You should consider, given the length of time you may hold your shares, whether the ongoing expenses of Class C shares will be greater than the front-end sales charge of Class A shares and to what extent such difference may be offset by the lower ongoing expenses on Class A shares. You should also consider whether your investment in a Fund meets the minimum for Class N shares, which have no front-end sales charge and no 12b-1 fees. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Funds' expenses over time in the Fees and Expenses section for each Fund in this Prospectus. Your financial consultant can assist you in determining which class is best for you. Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully.

Shares may only be purchased on days the Funds are open for business. Each Fund may authorize one or more broker/dealers to accept, on its behalf, purchase and redemption orders that are in good order. In addition, these broker/dealers may designate other financial intermediaries to accept purchase and redemption orders on the Fund's behalf. Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in, or has a history of, excessive trading.

You may purchase and redeem shares of each Fund on any day that the New York Stock Exchange is open for trading. For Class A shares and Class C shares, the initial minimum investment amount in a Fund for regular accounts is $5,000, and for tax-deferred accounts and certain tax efficient accounts is $2,000. The minimum subsequent investment is $100. For Class N shares, the minimum initial investment per Fund is $100,000 for taxable accounts and $50,000 for tax-deferred accounts. The Adviser or distributor may waive this minimum or apply the minimum on a Fund complex basis, depending on the agreement with the financial Institution offering the shares. There is no minimum subsequent investment amount for Class N shares.

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Class A Shares: Class A shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of the Dunham U.S. Enhanced Market Fund at net asset value with the following Front End Sales Charge ("FESC") based on the amount of purchase:

Amount Invested	Sales Charge as a % of Offering Price (1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $50,000	5.75%	6.10%	5.25%
$50,000 but less $100,000	4.75%	4.99%	4.25%
$100,000 but less than $250,000	3.75%	3.90%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 or more	None	None	None

(1) Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

How to Reduce Your Sales Charge for Class A Shares

You may be eligible to purchase Class A Shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, in writing and at the time of purchase, to verify that your purchase qualifies for such treatment. Consistent with the policies described in this Prospectus, you and your "immediate family" (your spouse and your children under the age of 21) may combine your Fund holdings to reduce your sales charge.

Rights of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A Shares, you may combine the value of your new purchases of Class A Shares with the value of any other Class A Shares of the Dunham Funds that you already own. In other words, the applicable initial sales charge for the new purchase is based on the total of your current purchase plus the current value of all other Class A Shares of the Dunham Funds that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Fund shares held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

  Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer's brokerage account or with a bank, an insurance company separate account or an investment adviser);

  Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example a 401(k) plan) but not including employer sponsored IRAs;

Letters of Intent. Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of Class A Shares of the Fund, with a minimum of $50,000, during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your

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LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Funds to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Funds' transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A shares. If you have redeemed Class A Shares of the Fund within the past 120 days, you may repurchase an equivalent amount of Class A Shares of the Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers

The sales charge on purchases of Class A Shares is waived for certain types of investors, including:

  Current and retired directors and officers of the Fund sponsored by the Adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the Adviser.
  Employees of the Adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a "Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
  Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund's shares and their immediate families.
  Participants in certain "wrap-fee" or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Funds’ distributor.
  The purchase of Fund Shares, if available, through certain third-party fund “supermarkets.” Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service provider sponsoring the fund supermarket and transaction charges may apply to purchases and sales made through a broker-dealer.
  Clients of registered investment advisers that have entered into arrangements with the Funds’ distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.
  Institutional investors (which may include bank trust departments and registered investment advisers).
  Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Funds’ distributor.
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  Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
  Employee benefit or retirement plans or charitable accounts including, but not limited to, endowments, educational savings plans, Keogh Plans, 401(k) plans, profit-sharing pensions plans, defined benefit plans, Taft-Hartley multiemployer pension plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans subject to the Employee Retirement Income Security Act of 1974, as amended, other than employee benefit or retirement plans or charitable accounts that purchase Class A Shares through brokerage relationships in which sales charges are customarily imposed. Whether a sales charge waiver is available for these types of accounts depends upon the policies and procedures of your intermediary. Please consult your financial advisor for further information.

An employer-sponsored retirement plan not currently invested in Class A shares and wishing to invest less than $1 million may invest in Class A shares, but the purchase of these shares will be subject to the applicable sales charge.

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plan.
  Morgan Stanley employee and employee-related accounts according to MSSB’s account linking rules.
  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
  Shares purchased through a Morgan Stanley self-directed brokerage account.
  Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.
  Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days’ following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Sales Charge Exceptions

You will not pay initial sales charges on Class A Shares purchased by reinvesting dividends and distributions.

Promotional Incentives on Dealer Commissions

The Funds’ distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may,

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at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Other Sales Charge Exceptions and Contingent Deferred Sales Charge

The Funds’ distributor may pay authorized dealers commissions on individual Fund purchases of Class A shares of $1 million or more calculated as follows: .75% on purchases of $1 million to $3 million, .50% on purchases over $3 million up to and including $5 million, .25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more of any Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to CDSC on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on those shares redeemed.

Class C Shares: Class C shares of the Funds are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the respective Fund. Class C shares pay up to 0.75% to 1.00% (as described above in Fees and Expenses of the Fund for each Fund) on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder's investment and may cost more than other types of sales charges. Class C shares are front-end or back-end load free, so you generally will not pay any shareholder fees when you buy or sell Class C shares of the Funds.

Class N Shares: Class N shares of the Funds are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the respective Fund. Class N shares are front-end or back-end load free, so you generally will not pay any shareholder fees when you buy or sell Class N shares of the Funds. Class N shares may be available on brokerage platforms of firms that have agreements with the Funds’ distributor to offer such shares solely when acting as an agent for the shareholder. A shareholder transacting in Class N shares in these programs may be required to pay a commission and/or other forms of compensation to the broker.

Purchasing Shares

Class A and Class C Shares

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	TO OPEN AN ACCOUNT	TO ADD TO AN EXISTING ACCOUNT
By Telephone

You may not use telephone transactions for your initial purchase of a Fund's shares. If you have elected "Telephone Privileges" on a Fund, you may call that Fund (toll-free) at:

(888) 3DUNHAM (338-6426) to request an exchange into another Fund. (Note: For security reasons, requests by telephone will be recorded.)

See "Exchanging Shares."

If you have elected "Telephone Privileges" by completing the applicable section of the Account Application Form, call the Fund (toll-free) at:

(888) 3DUNHAM (338-6426) to place your order. You will then be able to move money from your bank account to your Fund account upon request. Only bank accounts held at domestic institutions that are Automated Clearing House ("ACH") members may be used for telephone transactions. The minimum telephone purchase is $100. If your electronic payment is returned for any reason, a $25 fee will be assessed against your account.

By Mail

Make your check payable to "Dunham Funds." Forward the check and your application to the address below. No third-party checks will be accepted. If your check is returned for any reason, a $25 fee will be assessed against your account.

By Regular Mail:

Dunham Funds

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, NE 68154

By Overnight Delivery:

Dunham Funds

c/o Gemini Fund Services, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022-3474

NOTE: The Funds do not accept cash, money orders, third party checks, credit card checks, traveler's checks, starter checks, checks drawn on non-U.S. banks outside the U.S. or other checks deemed to be high risk. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

Redemption of shares of a Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, shares may be purchased through a broker or by wire, as described below

Fill out the investment stub from an account statement, or indicate the Fund name and your account number on your check. Make your check payable to "Dunham Funds." Forward the check and stub to the address below:

By Regular Mail:

Dunham Funds

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, NE 68154

By Overnight Delivery:

Dunham Funds

c/o Gemini Fund Services, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022-3474

NOTE: The Funds do not accept cash, money orders, third party checks, credit card checks, traveler's checks, starter checks, checks drawn on non-U.S. banks outside the U.S. or other checks deemed to be high risk. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

Redemption of shares of a Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, shares may be purchased through a broker or by wire, as described below.

By Wire	If you wish to wire money to make an investment in the Fund, please call the Fund toll free at (888) 3DUNHAM (338-6426) for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds. If your electronic payment is returned for any reason, a $25 fee will be assessed against your account.

Notify the Fund of an incoming wire by calling (toll-free) (888) 3DUNHAM (338-6426) and to receive wiring instructions

Neither the Fund nor its agent is responsible for the consequences of delays resulting from the banking system or from incomplete wiring instructions. If your electronic payment is returned for any reason, a $25 fee will be assessed against your account.

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Automatic Investment Plan	Open a Fund account using one of the previous methods. If by mail, be sure to include your checking account number on the appropriate section of your application and enclose a voided check with your initial purchase application. If your check or electronic payment is returned for any reason, a $25 fee will be assessed against your account.

If you did not set up an Automatic Investment Plan with your original application, call the Fund (toll-free) at (888) 3DUNHAM (338-6426).

Additional investments (minimum of $100) will be taken from your checking account automatically monthly or quarterly. If your check or electronic payment is returned for any reason, a $25 fee will be assessed against your account.

Through Your Financial Intermediary	You may contact your financial consultant to purchase shares. Your financial consultant can tell you the time by which you must submit your order to be processed the same day.	You may contact your financial consultant to purchase shares. Your financial consultant can tell you the time by which you must submit your order to be processed the same day.

Class N Shares

Financial institutions and intermediaries on behalf of their clients may purchase Class N shares on any day that the NYSE is open for business by placing orders through the Funds’ distributor. Each Fund may authorize one or more broker/dealers to accept, on its behalf, purchase and redemption orders that are in good order. In addition, these broker/dealers may designate other financial intermediaries to accept purchase and redemption orders on the Funds behalf. Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in, or has a history of, excessive trading.

Financial institutions and intermediaries may charge a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual financial institution or intermediary.

HOW TO REDEEM Shares

You have the right to sell ("redeem") all or any part of your shares. Selling your shares in a Fund is referred to as a "redemption" because the Fund buys back its shares. We will redeem your shares at the net asset value next computed following receipt of your redemption request in “good order”. See "Payment of Redemption Proceeds" for further information.

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Class A and Class C shares: Methods of Redemption

Method of Redemption	Redemption Procedures
By Telephone

You may authorize redemption of some or all shares in your account with the Fund by telephoning the Fund (toll free) (888) 3DUNHAM (338-6426) between 8:30 a.m. and 4:00 p.m. Eastern time on any day the Funds are open.

You will NOT be eligible to use the telephone redemption service if you:

•         have declined or canceled your telephone investment privilege;

•         wish to redeem shares valued at $50,000 or greater or if you ask us to send the redemption proceeds to an address other than the address of record or to a person other than the registered shareholder(s) for the account;

•         must provide supporting legal documents for redemption requests by corporations, trusts and partnerships;

•         a medallion signature guarantee, if necessary;

•         the telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct it to remove this privilege from your account. If you own an IRA, you will be asked whether or not the Fund(s) should withhold federal income tax.

By Mail

If you are redeeming shares, you may send your redemption request to via Regular Mail:

Dunham Funds c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, NE 68154

via Overnight Mail:

 Dunham Funds c/o Gemini Fund Services, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022-3474

You must include the following information in your written request:

•         a letter of instruction stating the name of the Fund, the dollar amount or number of shares you are redeeming, the names in which the account is registered and your account number;

•         other supporting legal documents, if necessary, for redemption requests by corporations, trusts and partnerships;

•         a medallion signature guarantee, if necessary;

•         if you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Request in "Good Order"

For our mutual protection, all redemption requests must include:

•         your account number

•         the Fund which you are redeeming from

•         the dollar or share amount of the transaction

•         for mail requests, signatures of all owners EXACTLY as registered on the account and medallion signature guarantees, if required (medallion signature guarantees can be obtained at most banks, credit unions, and licensed securities brokers)

•         any supporting legal documentation that may be required

Your redemption request will be processed at the next determined share price (NAV) after we have received all required information in good order.

By Systematic Withdrawal Plan	The Fund offers shareholders a Systematic Withdrawal Plan. Call the Fund (toll-free) at (888) 3DUNHAM (338-6426) to obtain information on how to arrange for regular monthly or quarterly fixed withdrawal payments. The minimum payment you may receive is $100 per period. Note that this plan may deplete your investment and affect your income or yield.
Through Your Financial Intermediary	Consult your account agreement for information on redeeming shares.
IMPORTANT NOTE	Once we have processed your redemption request, and a confirmation number has been given, the transaction cannot be revoked.
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If you invest through a third party (rather than directly with the Adviser), the policies and fees may be different than those described herein. Banks, brokers, 401(k) plans, financial advisors and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Third parties may receive payments from the Adviser in connection with their offering of Fund shares to their customers, or for other services. The receipt of such payments could create an incentive for the third party to offer the Fund instead of other mutual funds where such payments are not received. Please consult a representative of your plan or financial institution for further information.

Class N shares: Methods of Redemption

You have the right to sell ("redeem") all or any part of your shares by following the procedures established when you opened your account (see your account agreement). You may sell your Fund shares through your financial institution or intermediary or by contacting the Funds toll free at (888) 3DUNHAM (338-6426) between 8:30 a.m. and 4:00 p.m. Eastern Time on any day the Funds are open. We will redeem your shares at the NAV next computed following receipt of your redemption request in good order. See "Payment of Redemption Proceeds" for further information.

Class A and Class C shares: Payment of Redemption Proceeds

You may request redemption of your shares at any time. Your shares will be redeemed at the next NAV per share calculated after a Fund or its agents receive your request in Good Order. "Good Order" means your letter of instruction includes:

•	The name of the Fund
•	The number of shares or the dollar amount of shares to be redeemed
•	Signatures of all registered shareholders exactly as the shares are registered
•	The account number

Normally, redemptions will be processed within one business day after receiving your request in Good Order, but may take up to seven days under certain circumstances (see “Limitation on Redemption Proceeds”). You may receive the proceeds in one of three ways:

1.	We can mail a check to your account's address. Normally, you will receive your proceeds within seven days after the Fund receives your request in Good Order. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.
2.	We can transmit the proceeds by Electronic Funds Transfer ("EFT") to a properly pre-authorized shareholder bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption.
3.	For a $15 fee, which will be deducted from your redemption proceeds; we can transmit the proceeds by wire to a pre-authorized shareholder bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption.

The Fund's transfer agent will send redemption proceeds by wire or EFT only to the bank and account designated for the benefit of the shareholder of record or in written instructions (with signatures guaranteed) subsequently received by the transfer agent, and only if the bank is a member of the Federal Reserve System. If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any Automatic Investment Plan currently in effect for the account will be terminated unless you indicate otherwise in writing and any Systematic Withdrawal Plan will be terminated.

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Class N shares: Payment of Redemption Proceeds

You may request redemption of your shares at any time.  Your shares will be redeemed at the next NAV per share calculated after a Fund or its agents receive your request in Good Order.

Normally, redemptions will be processed within one business day after receiving your request in Good Order, but may take up to seven days under certain circumstances (see “Limitation on Redemption Proceeds”).

The Fund will send redemption proceeds by check, wire or EFT only to the address of record or to the bank and account designated for the benefit of the shareholder of record or in written instructions (with signatures guaranteed) subsequently received, and only if the bank is a member of the Federal Reserve System.  If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed.  If you choose to redeem your account in full, any Automatic Investment Plan currently in effect for the account will be terminated unless you indicate otherwise in writing and any Systematic Withdrawal Plan will be terminated.

Limitations on Redemption Proceeds

Redemption proceeds normally are wired or mailed within one business day after receiving a request in Good Order. Payment may be delayed for up to seven days:

•	to allow your purchase to clear (as discussed below);
•	during periods of market volatility;
•	when a shareholder's trade activity or amount adversely impacts a Fund's ability to manage its assets; or
•	during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of shares recently purchased by check (including a cashier's check or certified check), bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed (including beyond seven days), during any period:

•	when the NYSE is closed, other than customary weekend and holiday closings;
•	when trading on the NYSE is restricted, as determined by the SEC;
•	in which an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable; or
•	as the SEC may by order permit for the protection of Fund shareholders.

You will not accrue interest or dividends on uncashed redemption checks from the Fund when checks are undeliverable and returned to the Fund.

Methods the Funds May Use to Meet Redemption Requests

The Funds intend to pay share redemptions in cash. To ensure that the Funds have cash to meet share redemptions on any day, the Funds typically expect to hold a cash or cash equivalent reserve or sell portfolio securities.

In unusual or stressed circumstances, the Fund may generate cash in the following ways:

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•	Uncommitted Line of Credit. The Fund participates in a $50,000,000 uncommitted line of credit provided by U.S. Bank, N.A. under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Uncommitted Line is not a “committed” line of credit, which is to say that U.S. Bank, N.A. is not obligated to lend money to a Fund.
•	Redemption in Kind. Although the Funds intends to pay share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by an “in-kind” distribution of a Fund's portfolio securities. Because the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, a Fund is obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such share class during any 90-day period.

Medallion Signature Guarantees: Class N, Class A and Class C shares

A medallion signature guarantee assures that a signature is genuine. The medallion signature guarantee protects shareholders from unauthorized account transfers. The following institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker/dealers, and member firms of national securities exchanges. Call your financial institution to see if they have the ability to guarantee a signature. A notary public cannot provide a medallion signature guarantee.

A medallion signature guarantee of each owner is required to redeem shares in the following situations for shares held direct or as part of the Standard Asset Allocation Program (SAAP):

•	If you change ownership on your account.
•	When you want the redemption proceeds sent to a different address than that registered on the account.
•	Any redemption transmitted by federal wire transfer or EFT to a bank other than your bank of record prior to thirty-days since the bank instructions were changed.
•	If a change of address request has been received by the transfer agent within the last 15 days.
•	For all redemptions of $50,000 or more from any shareholder account.
•	If your name of record has changed.

If your name of record has changed, at the discretion of the Adviser, a medallion signature guarantee may be required to redeem shares from an account. In order to avoid delays in processing a redemption, you should call the Fund toll free at (888) 3DUNHAM (338-6426) before making the redemption request.

A medallion signature guarantee of each owner may be required, to redeem shares in the following situations for shares held as part of the Custom Asset Allocation Program (CAAP), unless specific alternative requirements are met:

  If you request to transfer the proceeds of your shares to another firm.
  When you want the redemption proceeds sent via check, ACH or wire to a third-party not already on file as payee.
  When you are adding a new bank account to process an incoming or outgoing wire or ACH prior to thirty-days since the bank or wire instructions were changed.
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At the discretion of the Adviser, a medallion signature guarantee may be required to redeem shares from an account. In order to avoid delays in processing a redemption, you should call your Financial Advisor or Dunham & Associates Investment Counsel, Inc. at (800) 442-4358 before making the redemption request.

Corporate, Trust and Other Accounts

Redemption requests from corporate, trust and institutional accounts, and executors, administrators and guardians, require documents in addition to those described above evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Fund toll-free at (888) 3DUNHAM (338-6426) before making the redemption request to determine what additional documents are required.

Transfer of Ownership

In order to change the account registration or transfer ownership of an account, additional documents will be required. To avoid delays in processing these requests, you should call the Funds toll-free at (888) 3DUNHAM (338-6426) before making your request to determine what additional documents are required.

General Transaction Policies

The Funds reserve the right to:

•	Vary or waive any minimum investment requirement.
•	Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone redemption privileges, for any reason.
•	Reject or cancel any purchase or exchange request (but not a redemption request in Good Order) for any reason. Generally, a Fund does this if the purchase or exchange is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor's history of excessive trading).
•	Redeem all shares in your account if your balance falls below the Fund's minimum. If, within 60 days of a Fund's written request, you have not increased your account balance, you may be required to redeem your shares. The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV. The Adviser may convert Class N shares to Class A shares if Class N share balances are not increased to the Fund's minimum after 60 days written request.
•	Modify or terminate the Automatic Investment and Systematic Withdrawal Plans at any time.
•	Modify or terminate the exchange privilege after 60 days written notice to shareholders.
•	Reject any purchase, redemption or exchange request that does not contain all required documentation.
•	Accept certain requests or instructions via electronic mail provided you have prior approval from the Funds.

If you elect telephone privileges on the account application or in a letter to the Fund, the Fund’s transfer agent will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. The Fund’s transfer agent may request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation

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statements upon receipt and notify the Fund’s transfer agent immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call the Fund toll-free at (888) 3DUNHAM (338-6426) for instructions.

If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Fund or the Fund’s transfer agent has incurred.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Funds by telephone, you also may mail the request to the Funds at the address listed under "Methods of Buying."

Your broker/dealer or other financial organization may establish policies that differ from those of the Funds. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this prospectus. Contact your broker/dealer or other financial organization for details.

how to ExchangE Shares

Exchange Privilege

Shares of a Fund may be exchanged without payment of any exchange fee for shares of another Fund of the same Class at their respective NAVs.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Fund shares being acquired may be legally sold.

The Fund’s Adviser reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Fund’s transfer agent or distributor will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Fund’s distributor and the transfer agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Funds' net income and capital gains on its investments. Each Fund passes substantially all of its earnings along to its investors as distributions. When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes these earnings to shareholders, it is called a dividend. A Fund realizes capital gains when it sells securities for a higher price than it paid. When net long-term capital

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gains are distributed to shareholders, it is called a capital gain distribution. Net short-term capital gains are considered ordinary income and are included in dividends.

Long-term vs. Short-term capital gains:

•         Long-term capital gains are realized on securities held for more than one year and are part of your capital gain distribution.

•         Short-term capital gains are realized on securities held less than one year and are part of your dividends.

Generally, the Fund distributes dividends and capital gains annually, if any. These distributions will typically be declared in November or December and paid in November or December. The IRS requires you to report these amounts on your income tax return for the year declared.

The Fund must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. The Fund has chosen FIFO as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

You will receive distributions from a Fund in additional shares of the Fund unless you choose to receive your distributions in cash. If you wish to change the way in which you receive distributions, you should call toll free (888) 3DUNHAM (338-6426) for instructions.

If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to the Fund as undeliverable, you will not receive interest on amounts represented by the un-cashed checks.

Federal Tax Considerations

Your investment will have tax consequences that you should consider. The following tax information in the Prospectus is provided as general information. Some of the more common federal tax consequences are described here but you should consult your tax consultant about your particular situation. Unless your investment in the Funds is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Fund makes distributions and when you sell Fund shares, including an exchange to another Fund. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Funds and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Funds may be subject to state, local and foreign taxes.

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Taxes on Distributions: You will generally be subject to federal income tax and possibly state taxes on all Fund distributions. Your distributions will be taxed in the same manner whether you receive the distributions in cash or additional shares of the Fund. Distributions that are derived from net long-term capital gains will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, will be taxed as ordinary income unless the payment is a return of capital.  All Dunham Funds will send detailed tax information to shareholders about the amount and type of distributions by January 31st for the prior calendar year.

Under current law, certain income distributions paid by the Fund to individual taxpayers may be taxed at rates equal to those applicable to net long-term capital gains (generally, 20%, for individuals). This tax treatment applies only if certain holding period and other requirements are satisfied by the shareholder of such Fund with respect to its shares of the Fund, and the dividends are attributable to qualified dividends received by the Fund itself. For this purpose, "qualified dividends" means dividends received by a Fund from certain United States corporations and certain qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations.

Taxes on Sales or Exchanges: If you redeem your shares of a Fund, or exchange them for shares of another Fund, you will be subject to tax on any taxable gain. Your taxable gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should keep your account statements so that you or your tax preparer will be able to determine whether a sale or exchange will result in a taxable gain or loss.

"Buying a Dividend": Unless your investment is in a tax-deferred account, you may want to avoid investing in a Fund close to the date of a distribution because you pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

Backup Withholding: By law, each Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

•	Provide your correct social security or taxpayer identification number,
•	Certify that this number is correct
•	Certify that you are not subject to backup withholding, and
•	Certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders and discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund's investments and increase brokerage and administrative costs. A Fund may reject purchase orders or temporarily or permanently revoke exchange privileges if there is reason to believe that an investor is engaging in market timing activities.

An investor's exchange privilege or right to purchase additional shares may be revoked if the redemption or exchange activity is considered excessive. A Fund may accept redemptions and exchanges in excess of the above guidelines if it believes that granting such exceptions is in the best interest of the Fund and the redemption or exchange is not part of a market timing strategy.

It is a violation of policy for an officer or Trustee of the Trust to knowingly facilitate a mutual fund purchase, redemption or exchange where the shareholder executing the transaction is engaged in any activity which violates the terms of the Funds' Prospectus or SAI, and/or is considered not to be in the best interests of the Fund or its other shareholders.

The Fund will apply these policies and procedures uniformly to all Fund shareholders. Although the Fund intends to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple shareholders. Omnibus accounts typically provide a Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for a Fund to detect market timing, and there can be no assurance that the Fund will be able to do so. Brokers maintaining omnibus accounts with each Fund have agreed to provide shareholder transaction information, to the extent known to the broker, to each Fund upon request. If a Fund becomes aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity. In addition to the redemption fee, each Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or shareholders or if the Fund thinks trading is abusive.

We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interest of Fund shareholders, or to comply with state or Federal requirements.

DISTRIBUTION OF SHARES

Distributor: In addition to serving as Adviser to the Fund, Dunham & Associates Investment Counsel, Inc. serves as distributor of the shares of the Funds. Dunham & Associates Investment Counsel, Inc. is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Shares of the Funds are offered on a continuous basis.

Distribution Fees: With respect to each Fund's Class A shares and Class C shares, the Board of Trustees of the Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that each Fund will pay the distributor or other

37

entities a fee, which is accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Funds for distribution services. The Class C Plan provides that each Fund will pay the distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Funds. In addition, up to 0.25% of average daily net assets attributable to Class C shares of the Funds may be paid to the distributor or other entities for shareholder services. The fee is treated by each Fund as an expense in the year it is accrued. Because these fees are paid out of each Fund's assets attributable to that Class of shares on an ongoing basis, over time the fee may increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional amounts paid under the Plans are paid to the distributor or other entities for services provided and the expenses borne by the distributor and others in the distribution of the shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s Class A or Class C shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In certain instances, the Adviser may pay distribution-related expenses, including providing additional compensation to brokers-dealers, financial advisers or other financial institutions (“Financial Intermediaries”). In addition, the Adviser may make substantial payments to broker-dealers or other Financial Intermediaries and service providers for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or Financial Intermediaries for marketing, promotional, administrative and/or recordkeeping services that may promote sales of Fund shares; these payments are often referred to as “revenue sharing.” Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more funds managed by the Adviser. In some circumstances, those types of payments may relate to the Fund’s inclusion on a Financial Intermediary’s preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other Financial Intermediary or its representatives to recommend or offer shares of the Fund to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or Financial Intermediary for more details about any such payments it receives.

Payments by the Adviser are out of its own resources, including the profits from its advisory fees, or fees it receives under a Fund’s Class A and Class C Plans.

HOUSEHOLDING

To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds toll free at (888) 3DUNHAM (338-6426) on days the Funds are open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

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FINANCIAL HIGHLIGHTS

Because the Fund has only recently commenced investment operations, no financial highlights are available for the Fund at this time. In the future, financial highlights will be presented in this section of the prospectus.

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This Page Intentionally Left Blank.

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NOTICE OF PRIVACY POLICY & PRACTICES

Privacy Notice

FACTS	WHAT DO THE DUNHAM FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number and wire transfer instructions

■ account transactions and transaction history

■ investment experience and purchase history

When you are no longer a customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons the Dunham Funds chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Do Dunham Funds share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes - information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes - information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call (800) 442-4358 or go to www.dunham.com

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What we do
How do Dunham Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement (which protects your personal information) with us to have access to customer information.

How do Dunham Funds collect my personal information?

We collect your personal information, for example, when you

■ open and account or deposit money

■ direct us to buy securities or direct us to sell your securities

■ seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates' everyday business purposes-information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Our affiliates include financial companies, such as
Dunham & Associates Investment Counsel, Inc.,
Dunham Trust Company.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Dunham Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Dunham Funds doesn’t jointly market

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WHERE TO GO FOR MORE INFORMATION

You may obtain the following and other information regarding the Funds free of charge:

Statement of Additional Information

The SAI for the Funds provides more details about the Funds' policies and management. The Funds' SAI is incorporated by reference into this Prospectus (i.e., legally made a part of this Prospectus).

Annual and Semi-Annual Report

The annual and semi-annual reports for the Funds provide the most recent financial reports and a discussion of portfolio holdings. The annual report contains a discussion of the market conditions and investment strategies that affected the Funds' performance during the last fiscal year.

To receive any of these documents or additional copies of the Prospectus of the Funds or to request additional information about the Funds, please contact us.

By Telephone:

(888) 3DUNHAM (338-6426)

By Regular Mail:

Dunham Funds

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, NE 68154

By Overnight Mail:

Dunham Funds

c/o Gemini Fund Services, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022-3474

Website:

www.dunham.com

Through the SEC:

Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

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Investment Adviser Dunham & Associates Investment Counsel, Inc. P.O. Box 910309 San Diego, CA 92191	Distributor Dunham & Associates Investment Counsel, Inc. P.O. Box 910309 San Diego, CA 92191	Fund Counsel Dechert LLP 633 West 5th Street, Suite 4900 Los Angeles, CA 90071	Custodian US Bank, N.A. 425 Walnut Street, 6th Fl Cincinnati, OH 45202
Transfer Agent Gemini Fund Services, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474	Fund Administrator Gemini Fund Services, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474	Independent Registered Public Accountants Cohen and Company 1835 Market St., Suite 310 Philadelphia, PA 19103

Investment Company Act File Number 811-22153

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DUNHAM FUNDS

SUBJECT TO COMPLETION [______, 2023]

The information in this Statement of Additional Information (“SAI”) is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

[___________, 2023]

BOND FUNDS

Dunham Corporate/Government Bond Fund

Class A (DACGX)

Class C (DCCGX)

Class N (DNCGX)

Dunham Floating Rate Bond Fund

Class A (DAFRX)

Class C (DCFRX)

Class N (DNFRX

Dunham High-Yield Bond Fund

Class A (DAHYX)

Class C (DCHYX)

Class N (DNHYX)

Dunham International Opportunity Bond Fund

Class A (DAIOX)

Class C (DCIOX)

Class N (DNIOX)

U.S. VALUE FUNDS

Dunham Large Cap Value Fund

Class A (DALVX)

Class C (DCLVX)

Class N (DNLVX)

Dunham Small Cap Value Fund

Class A (DASVX)

Class C (DCSVX)

Class N (DNSVX)

U.S. GROWTH FUNDS

Dunham Focused Large Cap Growth Fund

Class A (DAFGX)

Class C (DCFGX)

Class N (DNFGX)

Dunham Small Cap Growth Fund

Class A (DADGX)

Class C (DCDGX)

Class N (DNDGX)

INTERNATIONAL EQUITY FUNDS

Dunham Emerging Markets Stock Fund

Class A (DAEMX)

Class C (DCEMX)

Class N (DNEMX)

Dunham International Stock Fund

Class A (DAINX)

Class C (DCINX)

Class N (DNINX)

ALTERNATIVE FUNDS

Dunham Dynamic Macro Fund

Class A (DAAVX)

Class C (DCAVX)

Class N (DNAVX)

Dunham Long/Short Credit Fund

Class A (DAAIX)

Class C (DCAIX)

Class N (DNAIX)

Dunham Monthly Distribution Fund

Class A (DAMDX)

Class C (DCMDX)

Class N (DNMDX)

Dunham Real Estate Stock Fund

Class A (DAREX)

Class C (DCREX)

Class N (DNREX)

Dunham U.S. Enhanced Market Fund

Class A (DASPX)

Class C (DCSPX)

Class N (DNSPX)

(each a “Fund” and collectively the “Funds”)

This Statement of Additional Information (“SAI”) is not a Prospectus. Investors should understand that this Statement of Additional Information should be read in conjunction with the Class A, Class C and Class N Prospectus dated March 1, 2023, as supplemented, and the Dunham U.S. Enhanced Market Fund’s Class A, Class C and Class N Prospectus dated [_____, 2023].

To obtain a free copy of each Prospectus or an annual or semi-annual report, please call the Funds toll free at (888) 3DUNHAM (338-6426) or by writing, via regular mail, to Dunham Funds, c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, NE 68154, or, via overnight mail, to Dunham Funds, c/o Gemini Fund Services, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474.

For more information on the Dunham Funds, including charges and expenses, call the Funds at the number indicated above for a free prospectus. Read it carefully before you invest or send money.

TABLE OF CONTENTS

General Information and History	[ ]
Investment Restrictions	[ ]
Description of Securities, Other Investment Policies and Risk Considerations	[ ]
Disclosure of Portfolio Holdings	[ ]
Management of the Trust	[ ]
Principal Holders of Securities	[ ]
Investment Management and Other Services	[ ]
Affiliations and Control of the Adviser and Other Service Providers	[ ]
Administration, Fund Accounting and Custody Administration Services	[ ]
Custodian	[ ]
Transfer Agent Services	[ ]
Distribution of Shares	[ ]
Codes of Ethics	[ ]
Proxy Voting Policies and Procedures	[ ]
Securities Lending Activities	[ ]
Portfolio Managers	[ ]
Brokerage Allocation and Other Practices	[ ]
Determination of Net Asset Value	[ ]
How to Buy and Sell Shares	[ ]
Taxes	[ ]
Organization of the Trust	[ ]
Independent Registered Public Accounting Firm	[ ]
Legal Matters	[ ]
Financial Statements	[ ]
Appendix A – Ratings	[ ]
Appendix B – Proxy Voting	[ ]

GENERAL INFORMATION AND HISTORY

The Trust is an open-end management investment company, commonly known as a “mutual fund,” and sells and redeems shares every day that it is open for business. The Trust was organized as a Delaware business trust by a Declaration of Trust filed November 28, 2007, with the Secretary of State of Delaware, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”). Each Fund represents a separate series of beneficial interest in the Trust having different investment objectives, investment restrictions, investment programs and investment advisers’ policies.

On March 3, 2008, the Trust completed a tax-free reorganization with the AdvisorOne Funds. Prior to the reorganization, each Fund (other than the Dunham Monthly Distribution Fund, Dunham Focused Large Cap Growth Fund, Dunham Dynamic Macro Fund, Dunham Floating Rate Bond Fund, Dunham International Opportunity Bond Fund, and Dunham U.S. Enhanced Market Fund) was a series of the AdvisorOne Funds. Information in each applicable Fund’s Prospectus includes information about its respective predecessor fund at AdvisorOne Funds because each applicable Fund is considered the successor to its respective predecessor fund.

On September 29, 2008, the Trust completed a reorganization with the Kelmoore Strategic Trust between the Kelmoore Strategy Fund, the Kelmoore Strategy Eagle Fund, the Kelmoore Strategy Liberty Fund and the Dunham Monthly Distribution Fund. Information in the Funds’ Prospectus about the Dunham Monthly Distribution Fund includes information about the Kelmoore Strategy Liberty Fund because the Dunham Monthly Distribution Fund is considered the successor to the Kelmoore Strategy Liberty Fund.

This Statement of Additional Information deals solely with the Dunham Corporate/Government Bond Fund, Dunham Floating Rate Bond Fund, Dunham High-Yield Bond Fund, Dunham International Opportunity Bond Fund, Dunham Large Cap Value Fund, Dunham Small Cap Value Fund, Dunham Focused Large Cap Growth Fund, Dunham Small Cap Growth Fund, Dunham Emerging Markets Stock Fund, Dunham International Stock Fund, Dunham Dynamic Macro Fund, Dunham Long/Short Credit Fund, Dunham Monthly Distribution Fund, Dunham Real Estate Stock Fund, and Dunham U.S. Enhanced Market Fund. As of the date of this SAI, these are all of the series of the Trust.

The Dunham Real Estate Stock Fund, Dunham Focused Large Cap Growth Fund, and the Dunham U.S. Enhanced Market Fund are non-diversified funds within the meaning of the 1940 Act. The remaining Funds are diversified funds within the meaning of the 1940 Act.

INVESTMENT RESTRICTIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever a policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitations will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset.

1

Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations.

A Fund’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the particular Fund. As used in this Statement of Additional Information, the term “majority of the outstanding voting securities” means the lesser of: (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental investment policies of that Fund. Except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

THE FOLLOWING ARE THE FUNDAMENTAL INVESTMENT LIMITATIONS OF THE FUNDS.

A Fund will not:

(1) Purchase securities on margin, except a Fund may make margin deposits in connection with permissible options and futures transactions subject to (5) below and may obtain short-term credits as may be necessary for clearance of transactions.

(2) Issue any class of securities senior to any other class of securities except in compliance with the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff. For example, this limitation does not apply to short sales, written options, forwards, futures and certain other derivative transactions, provided the applicable Fund segregates assets, or otherwise “covers” its obligations under the instruments.

(3) Borrow money for investment purposes in excess of 33-1/3% of the value of its total assets, including any amount borrowed less its liabilities not including any such borrowings. Any borrowings, which come to exceed this amount, will be reduced in accordance with applicable law. Additionally, each Fund may borrow up to 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

(4) Purchase or sell real estate, or commodities, or commodities contracts, except that each Fund may (i) purchase marketable securities issued by companies that own or invest in real estate (including REITs), commodities, or commodities contracts; (ii) purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts; and (iii) enter into financial futures contracts and options thereon. Each Fund may temporarily hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of such Fund’s ownership of real estate investment trusts, securities secured by real estate or interests thereon or securities of companies engaged in the real estate business.

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(5) Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, in connection with the purchase of securities directly from an issuer in accordance with each Fund’s investment objective, policies and restrictions.

(6) With respect to the Dunham International Opportunity Bond Fund and the Dunham Floating Rate Bond Fund: lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.  For all other Funds: make loans, except that each Fund in accordance with that Fund’s investment objective, policies and restrictions may: (i) invest in all or a portion of an issue of publicly issued or privately placed bonds, debentures, notes, other debt securities and loan participation interests for investment purposes; (ii) purchase money market securities and enter into repurchase agreements; and (iii) lend its portfolio securities in an amount not exceeding one-third of the value of that Fund’s total assets.

(7) Make an investment unless 75% of the value of that Fund’s total assets is represented by cash, cash items, U.S. government securities, securities of other investment companies and “other securities.” For purposes of this restriction, the term “other securities” means securities as to which the Fund invests no more than 5% of the value of its total assets in any one issuer or purchases no more than 10% of the outstanding voting securities of any one issuer. As a matter of operating policy, each Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all of the collateral underlying the repurchase agreements are U.S. government securities and such repurchase agreements are fully collateralized (this does not apply to the Dunham Real Estate Stock Fund, Dunham Focused Large Cap Growth Fund, , or the Dunham U.S. Enhanced Market Fund, each of which is a non-diversified fund).

(8) The Dunham Real Estate Stock Fund will invest at least 25% of its total assets in the real estate industry. The remaining Funds will not invest 25% or more of the value of their respective assets in any one industry or group of industries.

In applying investment limitation (8), each Fund uses the industry groups employed in the North American Industry Classification System (“NAICS”). This limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or repurchase agreements secured by U.S. government securities

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THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUNDS. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

A Fund may not:

(1) Invest in portfolio companies for the purpose of acquiring or exercising control of such companies.

(2) Invest in other investment companies (including affiliated investment companies) except to the extent permitted by the Investment Company Act of 1940 (“1940 Act”) or exemptive relief granted by the Securities and Exchange Commission (“SEC”). Notwithstanding this or any other limitation, the Funds may invest all of their investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

(3) Invest in puts, calls, straddles, spreads or any combination thereof, except to the extent permitted by the Prospectus and Statement of Additional Information.

(4) Purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the net assets of the Fund would be invested in securities that are illiquid or not readily marketable, including repurchase agreements maturing in more than seven days and non-negotiable fixed time deposits with maturities over seven days. Each Fund may invest without limitation in restricted securities provided such securities are considered to be liquid. Liquidity determinations are made by the applicable Sub-Adviser in accordance with policies adopted by the Board of Trustees and such determinations are monitored by the Board of Trustees. If, through a change in values, net assets or other circumstances, a Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

(5) Mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by a Fund, except as may be necessary in connection with permissible borrowings and then only if such mortgaging, pledging or hypothecating does not exceed 33 1/3% of such Fund’s total assets. This restriction on pledging does not apply to any approved Line of Credit with the Fund’s custodian. Collateral arrangements with respect to margin, option and other risk management and when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.

(6) Short sell securities, except as permitted by the Prospectus or Statement of Additional Information.

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DESCRIPTION OF SECURITIES, OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

The following pages contain more detailed information about the types of instruments in which a Fund may invest, strategies a Fund's Sub-Adviser may employ in pursuit of a Fund’s investment objective and a summary of related risks. A Fund will make only those investments described below that are in accordance with its investment objectives and policies. The Sub-Adviser may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a Fund achieve its investment objectives.

ADJUSTABLE RATE SECURITIES. Each Fund may invest in adjustable rate securities (i.e., variable rate and floating rate instruments) which are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 397 days or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 397 days or less, or (2) at specified intervals, not exceeding 397 days, and upon 30 days’ notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, if final maturity exceeds 397 days or the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand if final maturity is within 397 days.

Floating rate instruments have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit or an index of short-term interest rates. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

BELOW-INVESTMENT-GRADE DEBT SECURITIES. Certain of the Funds may invest in debt securities that are rated below “investment grade” by Standard and Poor’s (“S&P”) or Moody’s Investors Services, Inc. (“Moody’s”) or, if unrated, are deemed by the Sub-Adviser to be of comparable quality. Securities rated less than Baa3 by Moody’s or BBB- by S&P are classified as below investment grade securities and are commonly referred to as “junk bonds” or high yield, high risk securities. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, C is regarded by S&P and Moody’s, respectively, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody’s, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody’s or S&P is the

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lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Excerpts from S&P’s and Moody’s descriptions of their bond ratings are contained in the Appendix to this SAI.

Ratings of debt securities represent the rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Sub-Adviser continuously monitors the issuers of high yield bonds in the portfolios of the Funds to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments. The achievement of a Fund’s investment objective may be more dependent on the Sub-Adviser’s own credit analysis than might be the case for a fund which invests in higher quality bonds. A Fund may retain a security whose rating has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Lower quality debt securities frequently have call or buy-back features, which would permit an issuer to call or repurchase the security from a Fund. In addition, a Fund may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and each Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolios.

A Fund may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Funds may invest include: (i) potential adverse publicity, (ii) heightened sensitivity to general economic or political conditions, and (iii) the likely adverse impact of a major economic recession. A Fund may also incur additional expenses to the extent the Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities

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issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government’s willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements. The Sub-Adviser attempts to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of the Fund and consider their ability to assume the investment risks involved before making an investment. Each Fund may also invest in unrated debt securities. Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of obtaining a rating for their bonds. The Sub-Adviser will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security.

BORROWING. The Funds participate in a $50,000,000 uncommitted line of credit provided by U.S. Bank, N.A. under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis. The Uncommitted Line is not a “committed” line of credit, which is to say that U.S. Bank, N.A. is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money for a temporary or emergency purpose but may not be able to do so.

CERTIFICATES OF DEPOSIT AND BANKERS’ ACCEPTANCES. The Funds may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COLLATERALIZED LOAN OBLIGATIONS. Certain Funds may invest in collateralized loan obligations (“CLO”s). A CLO is a portfolio of leveraged loans and/or high-yield bonds that are securitized and managed as a fund. The assets are typically senior secured loans, which benefit from priority of payment over other claimants in the event of an insolvency. Each CLO is structured as a series of tranches that are interest-paying bonds. Certain Funds generally invest in CLOs that are rated below investment-grade (BB and lower, or an equivalent rating). CLOs have interest rates that reset periodically (typically quarterly or monthly).

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COLLATERALIZED MORTGAGE OBLIGATIONS. Certain Funds may invest in collateralized mortgage obligations which are secured by groups of individual mortgages, but is similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular collateralized mortgage obligation may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

COMMERCIAL PAPER. Certain Funds may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

INFORMATION ON TIME DEPOSITS AND VARIABLE RATE MASTER NOTES. The Funds may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the 15% limit on illiquid investments set forth in the Prospectus for each Fund.

The commercial paper obligations which the Funds may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus there is no limitation on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, a Fund’s Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.

A Fund will not invest more than 5% of its total assets in variable rate Master Notes. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

CONVERTIBLE SECURITIES. As specified in the Prospectus, certain of the Funds may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation’s capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the

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credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Portfolios at varying price levels above their investment values and/or their conversion values in keeping with the Portfolios’ objectives.

CYBERSECURITY

The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with the Funds’ ability to calculate their NAV; impediments to trading; the inability of the Funds, the Advisor, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

DEALER (OVER-THE-COUNTER) OPTIONS. Each Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no

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assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. A Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on unmarketable securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.

Equity Securities. Equity securities in which the Funds invest include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price. The Funds may invest in initial public offerings ("IPOs"). Investing in IPOs entails special risks, including limited operating history of the companies, limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, high portfolio turnover and limited liquidity. The Funds may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

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EXCHANGE-TRADED NOTES (“ETNs”). The Funds may invest in ETNs. ETNs are securities that combine aspects of a bond and an ETF. ETN returns are based upon the performance of a market index or other reference asset less fees, and can be held to maturity as a debt security. ETNs are traded on a securities exchange. Their value is based on their reference index or strategy and the credit quality of the issuer. ETNs are subject to the additional risk that they may trade at a premium or discount to value attributable to their reference index. When the Funds invest in an ETN, shareholders of the Funds bear their proportionate share of the ETN’s fees and expenses, as well as their share of the Funds’ fees and expenses. There may also not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted and ETNs may be delisted by the listing exchange.

EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. The Funds’ interest and dividends from foreign issuers maybe subject to non-U.S. withholding taxes, thereby reducing the Funds’ net investment income.

Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Because the Funds may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Many of these activities constitute “derivatives” transactions. See “Derivatives”, above.

Each of the Equity Funds may invest in issuers domiciled in “emerging markets,” those countries determined by the respective Sub-Adviser to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. In addition, some emerging market countries impose transfer taxes or fees on a capital market transaction.

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Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention.

There is no assurance that the Sub-Adviser will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker/dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depositary Receipts (ADRs), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

Investments in emerging markets can be subject to a number of types of taxes that vary by country, change frequently, and are sometime defined by custom rather than written regulation. Emerging countries can tax interest, dividends, and capital gains through the application of a withholding tax. The local custodian normally withholds the tax upon receipt of a payment and forwards such tax payment to the foreign government on behalf of the Fund. Certain foreign governments can also

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require a foreign investor to file an income tax return and pay the local tax through estimated tax payments, or pay with the tax return.

Although not frequently used, some emerging markets have attempted to slow conversion of their currency by imposing a repatriation tax. Generally, this tax is applied to amounts, which are converted from the foreign currency to the investor’s currency and withdrawn from the local bank account. Transfer taxes or fees, such as stamp duties, security transfer taxes, and registration and script fees, are generally imposed by emerging markets as a tax or fee on a capital market transaction. Each emerging country may impose a tax or fee at a different point in time as the foreign investor perfects his interest in the securities acquired in the local market. A stamp duty is generally a tax on the official recording of a capital market transaction. Payment of such duty is generally a condition of the transfer of assets and failure to pay such duty can result in a loss of title to such asset as well as loss of benefit from any corporate actions. A stamp duty is generally determined based on a percentage of the value of the transaction conducted and can be charged against the buyer (e.g., Cyprus, India, Israel, Jordan, Malaysia, Pakistan, and the Philippines), against the seller (e.g., Argentina, Australia, China, Egypt, Indonesia, Kenya, Portugal, South Korea, Trinidad, Tobago, and Zimbabwe). Although such a fee does not generally exceed 100 basis points, certain emerging markets have assessed a stamp duty as high as 750 basis points (e.g., Pakistan). A security transfer tax is similar to a stamp duty and is generally applied to the purchase, sale or exchange of securities, which occur in a particular foreign market. These taxes are based on the value of the trade and similar to stamp taxes, can be assessed against the buyer, seller or both. Although the securities transfer tax may be assessed in lieu of a stamp duty, such tax can be assessed in addition to a stamp duty in certain foreign markets (e.g., Switzerland, South Korea, and Indonesia). Upon purchasing a security in an emerging market, such security must often be submitted to a registration process in order to record the purchaser as a legal owner of such security interest. Often foreign countries will charge a registration or script fee to record the change in ownership and, where physical securities are issued, issue a new security certificate. In addition to assessing this fee upon the acquisition of a security, some markets also assess registration charges upon the registration of local shares to foreign shares.

Frontier Market Countries Risk. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in these countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock. These factors make investing in frontier market countries significantly riskier than in other countries.

Governments of many frontier market countries in which a Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier market countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier market country and on market conditions, prices and yields of securities.

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Moreover, the economies of frontier market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade, barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Investment in equity securities of issuers operating in certain frontier market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier market countries and increase the costs and expenses of investing. Certain frontier market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Frontier market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as a Fund. In addition, if deterioration occurs in a frontier market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. Investing in local markets in frontier market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to a Fund.

There may be no centralized securities exchange on which securities are traded in frontier market countries. Also, securities laws in many frontier market countries are relatively new and unsettled. Therefore, laws regarding foreign investment in frontier market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably.

The frontier market countries in which a Fund invests may become subject to sanctions or embargoes imposed by the U.S. government and the United Nations. The value of the securities issued by companies that operate in, or have dealings with these countries may be negatively impacted by any such sanction or embargo.

Banks in frontier market countries used to hold a Fund’s securities and other assets in that country may lack the same operating experience as banks in developed markets. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held by a foreign bank in the event of the bankruptcy of the bank. Settlement systems in frontier markets may be less well organized than in developed markets. As a result, there is greater risk than in developed countries that settlements will take longer, and that cash or securities of a Fund may be in jeopardy because of failures of or defects in the settlement systems.

FOREIGN FUTURES AND OPTIONS. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law.

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This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from a Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the Fund's order is placed and the time it is liquidated, offset or exercised.

FUTURES CONTRACTS. Transactions in Futures. Each Fund may enter into futures contracts, including stock index, interest rate and currency futures (“futures or futures contracts”).

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Each Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the

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identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Stock index futures contracts may be used to provide a hedge for a portion of the Fund’s portfolio, as a cash management tool, or as an efficient way for the Sub-Adviser to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. A Fund may, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund’s portfolio successfully, the Fund must sell futures contracts with respect to indices or sub-indices whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.

Interest rate or currency futures contracts may be used to manage a Fund’s exposure to changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

A Fund will enter into futures contracts, which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (“CFTC”). Futures are traded in London at the London International Financial Futures Exchange in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

Although the Funds have no current intention of engaging in futures or options transactions other than those described above, they reserve the right to do so. Such futures and options trading might involve risks, which differ from those involved in the futures and options described in this Statement of Additional Information.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS: VOLATILITY AND LEVERAGE. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a

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single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract were deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount of margin deposited to maintain the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments or other liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

LIQUIDITY. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions, which would operate to terminate the Fund’s position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain. Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although each Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. The reasons for the absence of a liquid secondary market on an exchange are substantially the same as those discussed under “Special Risks of Transactions in Options on Futures Contracts.” In the event that a liquid market does not exist, it might not be possible to close out a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

HEDGING RISK. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or market or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the possible imperfect correlation

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between movements in the prices of the futures contracts and movements in the prices of the underlying instruments, which are the subject of the hedge. The Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund’s underlying instruments sought to be hedged.

Successful use of futures contracts by the Fund for hedging purposes is also subject to the Sub-Adviser’s ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund’s portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Sub-Adviser believes that over time the value of the Fund’s portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if a Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions.

In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Sub-Adviser might not result in a successful hedging transaction over a very short time period.

WRITING COVERED CALL OPTIONS. Each Fund may write (sell) American or European style “covered” call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund’s total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Sub-Adviser's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

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A call option gives the holder (buyer) the “right to purchase” a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

Each Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the ‘“covered” option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities or currencies on which the Fund holds a covered call position.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do), but capable of enhancing the Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option, which the Fund has written, expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call to be “pledged” as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Sub-Adviser, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

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Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both.

If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

WRITING COVERED PUT OPTIONS. Each Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

A Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid appropriate securities in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

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The Fund would generally write covered put options in circumstances where the Sub-Adviser wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price, which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies, which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

PURCHASING CALL OPTIONS. Each Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences, which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

PURCHASING PUT OPTIONS. Each Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

Each Fund may purchase a put option on an underlying security or currency (a “protective put”) owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Sub-Adviser deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any

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transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

Each Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to writing or purchasing call and put options on stock index futures, each Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts.

SPECIAL RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS. The risks described under “Special Risks of Transactions on Futures Contracts” are substantially the same as the risks of using options on futures. In addition, where a Fund seeks to close out an option position by writing or buying an offsetting option covering the same underlying instrument, index or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing

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corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

REGULATORY LIMITATIONS. A Fund will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

A Fund may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those portions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered “related options.” This policy may be modified by the Board of Trustees without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.

A Fund's use of futures contracts may result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash, U.S. government securities or other appropriate liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover (such as owning an offsetting position) the position, or alternative cover will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or identified accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, each Fund would comply with such new restrictions.

Regulation as a Commodity Pool Operator. The Trust, on behalf of each Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to each Fund’s operation. Accordingly, the Funds are not subject to registration or regulation as commodity pool operator.

FEDERAL TAX TREATMENT OF OPTIONS, FUTURES CONTRACTS AND FORWARD FOREIGN EXCHANGE CONTRACTS. Each Fund may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which are Section 1256 contracts and may result in the Fund entering into straddles.

Open Section 1256 contracts at fiscal year-end will be considered to have been closed at the end of the Fund’s fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to distribute net gains on such transactions to

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shareholders even though it may not have closed the transaction and received cash to pay such distributions.

Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a security or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle may be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an “in-the-money qualified covered call” option will not include the period of time the option is outstanding. Losses on written covered calls and purchased puts on securities, excluding certain “qualified covered call” options, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

In order for each Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies.

FOREIGN CURRENCY TRANSACTIONS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Each Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign currency exposure of its portfolio. The Fund’s use of such contracts would include, but not be limited to, the following: First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when the Sub-Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, or it wishes to alter the Fund’s exposure to the currencies of the countries in its investment universe, it may enter into a forward contract to sell or buy foreign currency in exchange for the U.S. dollar or another foreign currency. Alternatively, where appropriate, a Fund may manage all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful

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execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Sub-Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

Each Fund may enter into forward contracts for any other purpose consistent with the Fund’s investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Each Fund’s dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency denominated securities and will not do so unless deemed appropriate by the Sub-Adviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain, which might result from an increase in the value of that currency.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

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ILLIQUID OR RESTRICTED SECURITIES. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the “1933 Act”). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Trust. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

Notwithstanding the above, each Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. Dunham & Associates Investment Counsel, Inc. (the “Adviser” or “Dunham & Associates”) under the supervision of the Board of Trustees of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider: (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

INCOME TRUSTS. A Fund may invest in income trusts which are investment trusts that hold assets that are income producing. The income is passed on to the “unitholders.” Each income trust has an operating risk based on its underlying business. The term may also be used to designate a legal entity, capital structure and ownership vehicle for certain assets or businesses. Shares or “trust units” are traded on securities exchanges just like stocks. Income is passed on to the investors, called unitholders, through monthly or quarterly distributions. Historically, distributions have typically been higher than dividends on common stocks. The unitholders are the beneficiaries of a trust, and their units represent their right to participate in the income and capital of the trust. Income trusts generally invest funds in assets that provide a return to the trust and its beneficiaries based on the cash flows of an underlying business. This return is often achieved through the acquisition by the trust of equity and debt instruments, royalty interests or real properties. The trust can receive interest, royalty or lease payments from an operating entity carrying on a business, as well as dividends and a return of capital.

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Each income trust has an operating risk based on its underlying business; and typically, the higher the yield, the higher the risk. They also have additional risk factors, including, but not limited to, poorer access to debt markets. Similar to a dividend paying stock, income trusts do not guarantee minimum distributions or even return of capital. If the business starts to lose money, the trust can reduce or even eliminate distributions; this is usually accompanied by sharp losses is a unit’s market value. Since the yield is one of the main attractions of income trusts, there is the risk that trust units will decline in value if interest rates offering in competing markets, such as in the cash/treasury market, increase. Interest rate risk is also present within the trusts themselves because they hold very long term capital assets (e.g. pipelines, power plants, etc.), and much of the excess distributable income is derived from a maturity (or duration) mismatch between the life of the asset, and the life of the financing associated with it. In an increasing interest rate environment, not only does the attractiveness of trust distributions decrease, but quite possibly, the distributions may themselves decrease, leading to both a declining yield and substantial loss of unitholder value. Because most income is passed on to unitholders, rather than reinvested in the business, in some cases, a trust can become a wasting asset unless more equity is issued. Because many income trusts pay out more than their net income, the unitholder equity (capital) may decline over time. To the extent that the value of the trust is driven by the deferral or reduction of tax, any change in government tax regulations to remove the benefit will reduce the value of the trusts. Generally, income trusts also carry the same risks as dividend paying stocks that are traded on stock markets.

INSURED BANK OBLIGATIONS. The Funds may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. A Fund may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a Fund will treat such obligations as subject to the 15% limit for illiquid investments set forth in the Prospectus unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

LENDING OF PORTFOLIO SECURITIES. The Funds may lend their securities. Securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Trustees. In determining whether to lend securities, the Adviser or its agent, will consider relevant facts and circumstances, including the creditworthiness of the borrower.

Securities lending involves the risk that a Fund may lose money in the event that the borrower fails to return the securities to the Fund in a timely manner or at all. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Furthermore, as with other extensions of credit, a Fund could lose its rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Fund.

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LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to each Fund’s policies regarding the quality of debt securities.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidations of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, each Fund relies on the Sub-Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid. A Fund will set aside appropriate liquid assets in a custodial account to cover its potential obligations under standby financing commitments.

Each Fund (except the Dunham Real Estate Stock Fund) limits the amount of total assets that it will invest in any one issuer or, in issuers within the same industry (see each Fund’s investment limitations). For purposes of these limitations, a Fund generally will treat the borrower as the “issuer”

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of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

MATURITY OF DEBT SECURITIES. The maturity of debt securities may be considered long (10 years or more), intermediate (3 to 10 years), or short-term (less than 3 years). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by the Government National Mortgage Association ("GNMA") are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (“PCs”), which represent

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interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury. On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that FNMA and FHLMC had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both FNMA and FHLMC to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of FNMA or FHLMC.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Funds do not purchase interests in pools created by such non-governmental issuers.

Publicly Traded Partnerships. A Fund may invest in publicly traded partnerships (“PTPs”). PTPs are limited partnerships the interests in which (known as “units”) are traded on public exchanges, just like corporate stock. PTPs are limited partnerships that provide an investor with a direct interest in a group of assets (generally, oil and gas properties). Publicly traded partnership units typically trade publicly, like stock, and thus may provide the investor more liquidity than ordinary limited partnerships. Publicly traded partnerships are also called master limited partnerships and public limited partnerships. A limited partnership has one or more general partners (they may be individuals, corporations, partnerships or another entity) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. When an investor buys units in a PTP, he or she becomes a limited partner. PTSs are formed in several ways. A non-traded partnership may decide to go public. Several non-traded partnerships may “rollup” into a single PTP. A corporation may spin off a group of assets or part of its business into a PTP, although since 1986 the tax consequences have made this an unappealing; or, a newly formed company may operate as a PTP from its inception.

There are different types of risks to investing in PTPs including regulatory risks and interest rate risks. Currently most partnerships enjoy pass through taxation of their income to partners, which avoids double taxation of earnings. If the government were to change PTP business tax structure, unitholders would not be able to enjoy the relatively high yields in the sector for long. In addition, PTP’s which charge government-regulated fees for transportation of oil and gas products through their pipelines are subject to unfavorable changes in government-approved rates and fees, which would affect a PTPs revenue stream negatively. PTPs also carry some interest rate risks. During increases in interest rates, PTPs may not produce decent returns to shareholders.

RESETS. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which a Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or

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commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. In the same year, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of the Secured Overnight Financial Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Similarly, bank working groups and regulators in other countries have suggested other alternatives for their markets, including the SONIA in England.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which a Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

MASTER LIMITED PARTNERSHIPS (“MLPs”). A Fund may invest in equity securities of MLPs. MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources.

OTHER INVESTMENT COMPANIES. The Funds may invest in an underlying portfolio of Exchange Traded Funds (“ETFs”), mutual funds and closed-end funds, which involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying funds.

EXCHANGE TRADED FUNDS. ETFs are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, margin ability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, ETFs are unit investment trusts (UITs) that have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds as discussed in the following paragraphs.

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OPEN-END INVESTMENT COMPANIES. The 1940 Act provides that an underlying fund whose shares are purchased by the Funds will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Shares held by a Fund in excess of 1% of an underlying fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 10% of a Fund's assets.

Under certain circumstances an underlying fund may determine to make payment of a redemption by a Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission. In such cases, the Funds may hold securities distributed by an underlying fund until the Manager determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying funds are made independently of the Funds and their Manager. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result of this would be an indirect expense to a Fund without accomplishing any investment purpose.

CLOSED-END INVESTMENT COMPANIES. The Funds may invest in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth below. The Funds, together with any company or companies controlled by the Funds, and any other investment companies having the Manager as an investment adviser, may purchase in the aggregate only up to 3% of the total outstanding voting stock of any closed-end fund. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the NASDAQ and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as a Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

PIPE TRANSACTIONS. The Funds may invest in securities that are purchased in private investment in public equity (“PIPE”) transactions. Securities acquired by a Fund in such transactions are subject to resale restrictions under the federal securities laws. While issuers in PIPE transactions typically agree that they will register the securities for resale by the Fund after the transaction closes (thereby removing resale restrictions), there is no guarantee that the securities will in fact be registered. In addition, a PIPE issuer may require the Fund to agree to other resale restrictions as a condition to the sale of such securities. Thus, the Fund’s ability to resell securities acquired in PIPE transactions may be limited, and even though a public market may exist for such securities, the securities held by a Fund may be deemed illiquid.

REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the “underlying security”) and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. A Fund will only enter into repurchase agreements where: (i) the underlying securities

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are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund's custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% of the net asset value of the Fund would be invested in such agreements or other securities which are not readily marketable.

The Funds will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with the disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy by, or pursuant to guidelines established by, the Board of Trustees of the Trust and only when the economic benefit to the Funds is believed to justify the attendant risks. The Funds have adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Trustees of the Trust believe these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Funds may enter into repurchase agreements only with well-established securities dealers or with member banks of the Federal Reserve System.

SHORT SALES. The Funds may sell securities short as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities.

A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker/dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it will provide collateral to the broker/dealer (except in the case of short sales “against the box”).

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STRUCTURED PRODUCTS. Each Fund may invest in interests in entities organized and operated for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (“structured products”) backed by, or representing interests in, the underlying instruments. The term “structured products” as used herein excludes synthetic convertibles. See “Investment Practices—Synthetic Convertible Securities.” The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

Each Fund may also invest in other types of structured products, including, among others, baskets of credit default swaps referencing a portfolio of high-yield securities. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument.

Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund’s purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the Fund’s limitations related to borrowing and leverage.

Certain issuers of structured products may be deemed to be “investment companies” as defined in the Investment Company Act of 1940. As a result, the Fund’s investments in these structured products may be limited by the restrictions contained in the Investment Company Act of 1940. Structured products are typically sold in private placement transactions, and there currently may not be active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid.

SWAP AGREEMENTS. Each of the Funds may enter into interest rate, index, total return, and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund has invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be

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equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Whether a Fund's use of swap agreements enhance the Fund's total return will depend on the Sub-Adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Sub-Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker/dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

SYNTHETIC CONVERTIBLE SECURITIES.A Fund may create a “synthetic” convertible security by combining fixed income securities with the right to acquire equity securities. In creating a synthetic security, a Fund may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

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More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when management believes that such a combination would better promote a Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the fixed-income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

A Fund may also purchase synthetic convertible securities manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.

WARRANTS. Each Fund may invest in warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security, which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

WHEN-ISSUED SECURITIES. Each Fund may, from time to time, purchase securities on a “when-issued” or delayed delivery basis. The price for such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase, but may take up to three months. During the period between purchases and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will maintain, in a segregated account with the custodian, cash or appropriate liquid securities equal in value to commitments for when-issued securities.

UNITED STATES GOVERNMENT OBLIGATIONS. These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

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UNITED STATES GOVERNMENT AGENCY SECURITIES. These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, government National Mortgage Association (“GNMA”), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“FHLMC”), the Farm Credit Banks, the Federal National Mortgage Association (“FNMA”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).

TEMPORARY DEFENSIVE MEASURES

In response to market, economic, political or other conditions, each Sub-Adviser may temporarily use a different investment strategy for the respective Fund for defensive purposes. Such a strategy could include investing up to 100% of a Fund’s assets in cash or cash equivalent securities. This could affect a Fund’s performance and the Fund might not achieve its investment objectives.

PORTFOLIO TURNOVER RATE

Some Funds may engage in a high level of trading in seeking to achieve their investment objectives. Information regarding each Fund's portfolio turnover rate is available in the Financial Highlights section of the Prospectus. The portfolio turnover rate for a Fund is calculated by dividing the lesser of the purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. A 100% portfolio turnover rate results, for example, if the equivalent of all the securities in the Fund’s portfolio are replaced in a one-year period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption or shares. A Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate.

The decrease in portfolio turnover from 2021 to 2022 with respect to the Floating Rate Bond Fund was caused by the same Sub-Adviser implementing its principal investment strategy during 2022, while in 2021 the Fund experienced a shift in sub-advisers, which resulted in higher portfolio turnover as the new Sub-Adviser’s strategy was initially implemented. The increase in portfolio turnover from 2021 to 2022 with respect to the Dynamic Macro Fund was primarily caused by the significant increase in volatility of the market in 2022, which was less impactful in 2021.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of each Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

No sooner than thirty days after the end of each month, each Fund will make available a complete schedule of its portfolio holdings as of the last day of the month. Each Fund files with the SEC a Form N-CSR or a Form N-PORT report for the period that includes the date as of which that list of portfolio holdings was current. Each filing discloses the Fund’s portfolio holdings as of the end of the applicable quarter.

Other than to rating agencies and service providers, as described below, a Fund does not selectively disclose its portfolio holdings to any person. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

•	The Adviser and Sub-Advisers. Personnel of the Adviser and Sub-Advisers, including personnel responsible for managing each Fund’s portfolio, may have full daily access to the Fund’s portfolio holdings because that information is necessary in order for the Adviser and Sub-Adviser to provide its management, administrative, and investment services to the Funds. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser’s and each Sub-Adviser’s personnel may also release and discuss certain portfolio holdings with various broker/dealers.
•	Gemini Fund Services, LLC. Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for each Fund.
•	Custodian. US Bank, N.A. is the custodian for the Dunham Funds; therefore, its personnel and agents have full daily access to each Fund’s portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for each Fund.
•	Pricing Services. Bloomberg LP, IHS Markit, ICE Pricing and Reference Data LLC (“ICE”), Pricing Direct, and Refinitiv are pricing services that supply market quotations and evaluated prices to U.S. Bank; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for each Fund.
•	BBD, LLP. BBD, LLP is the independent registered public accounting firm for the Dunham Funds; therefore, its personnel and agents receive information regarding each Fund’s portfolio holdings as needed with no time lag in order to provide the agreed upon services for each Fund.
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•	Dechert LLP. Dechert LLP is independent legal counsel to the Trust; therefore, its personnel and agents may receive information regarding each Fund’s portfolio holdings as needed with no time lag to perform the agreed upon services.
•	Confluence Technologies, Inc. Confluence Technologies, Inc. provides investment data management automation for regulatory, financial, and investor reporting; therefore, their personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for each Fund.
•	Rating Agencies. Morningstar, Lipper and other mutual fund rating agencies may also receive each Fund’s full portfolio holdings, generally monthly on a 15 to 30-day lag basis with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time.
•	Funds’ Website (www.dunham.com). The Dunham Funds release quarterly fact sheets which are posted on the Funds’ website and include top ten holdings. These fact sheets are posted no sooner than ten days after the relevant calendar quarter end.
•	Securities Lending Agent. U.S. Bank, N.A. is the securities lending agent for the Dunham Funds, therefore their personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for each Fund.
•	Investment Company Institute (“ICI”). Gemini provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Funds on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a Fund’s holding information publicly.

The Trust’s Chief Compliance Officer, or designee, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available) in instances where a Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Funds, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds' portfolio holdings.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

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MANAGEMENT OF THE TRUST

Board Leadership Structure

The Trust is led by Mr. Jeffrey A. Dunham, who has served as the Chairman of the Board of Trustees and President (Principal Executive Officer) since the Trust was organized in 2007. Mr. Dunham is an interested person by virtue of his indirect controlling interest in Dunham & Associates Investment Counsel, Inc. (the Trust's investment adviser and underwriter). The Board of Trustees is comprised of Mr. Dunham and three Independent Trustees. The Trust does not have a Lead Independent Trustee, but under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees generally meet in executive session on an ad hoc basis. Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including, generally, (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provides effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Dunham and three Independent Trustees with a standing independent Audit Committee with a separate chair who is also the Audit Committee financial expert. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Dunham has over 35 years of business experience in the investment management, brokerage and real estate businesses, holds a Bachelor of Science degree in Business Administration with an emphasis in Finance from San Diego State University and serves as Chairman of the Dunham Trust Company (“DTC”). He possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board. Mr. Michael J. Torvinen has over 40 years of business experience, primarily as CFO for several state agencies in Nevada. He is a Certified Public Accountant (“CPA”). Mr. Henry R. Goldstein has over 40 years of general business experience and specialized experience in the telecom and financial services field, serving as an executive with, or consultant to, RBC Daniels, an investment banking and advisory financial services company serving the telecom industry. Mr. Paul A. Rosinack has over 30 years of general business experience including in the medical device and biotechnology industries where he has served as President, CEO and Director of Qualigen, Inc., a medical device manufacturer, from 2004 to 2017. The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee results in a highly qualified Board of Trustees.

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Trustees and Officers

Because Dunham Funds is a Delaware business trust, there are Trustees appointed to oversee the Trust. These Trustees are responsible for overseeing the services provided by the Adviser and the general operations of the Trust. These responsibilities include approving the arrangements with companies that provide necessary services to the Funds, ensuring the Funds’ compliance with applicable securities laws and that dividends and capital gains are distributed to shareholders. The Trustees oversee each portfolio in the Dunham Funds. The Trustees have appointed officers to provide many of the functions necessary for day-to-day operations.

MANAGEMENT TABLE

Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below. Each Trustee who is considered an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) is indicated by an asterisk next to his name. Unless otherwise noted, the address of each Trustee and Officer is 6256 Greenwich Drive, Suite 550, San Diego, CA 92122.

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served ^	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships During the Past 5 Years
Non-Interested Trustees
Henry R. Goldstein Age: 91	Trustee	Since January 2008	Retired; Self-employed consultant/mediator (financial services), 2009–2017; Independent Contractor, RBC Daniels (financial services company for telecom industry), 2007–2009.	14	None
Paul A. Rosinack Age: 76	Trustee	Since January 2008	Retired; President/Chief Executive Officer / Director, Qualigen, Inc., (manufacturer of medical products and equipment) 2004–2017.	14	None
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Michael J. Torvinen1 Age: 67	Trustee	Since January 2021	Self-employed, Torvinen Accounting and Consulting LLC, August 2014–present.	14	None
Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served ^	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships During the Past 5 Years
Interested Trustees and Officers
Jeffrey A. Dunham Age: 61	Trustee, Chairman of Board, President & Principal Executive Officer	Since January 2008	Chief Executive Officer, Dunham & Associates Investment Counsel, Inc., (registered investment adviser, broker-dealer and distributor for mutual funds), 1985–present; Chief Executive Officer, Dunham & Associates Holdings, Inc. (holding company), 1999–present; Chief Executive Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1986–present; Chief Executive Officer, Asset Managers, Inc. (general partner for various limited partnerships), 1985–present; Chairman and Chief Executive Officer, Dunham Trust Company, 1999–present.	14	None

1 Since 2017, Mr. Torvinen has served as Trustee of DTC. DTC is a trust company licensed by the Nevada Department of Business & Industry, Financial Division and is an affiliate of the Adviser.

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Denise S. Iverson Age: 63	Treasurer & Principal Financial Officer	Since January 2008	Chief Financial Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer, and distributor for mutual funds), 1999–present; Chief Financial Officer, Dunham & Associates Holdings, Inc. (holding company), 1999–present; Chief Financial Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1999–present; Chief Financial Officer, Asset Managers, Inc. (general partner for various limited partners), 1999–present; Chief Financial Officer and Director, Dunham Trust Company, 1999–present.	N/A	N/A
Viktoria Palermo Age: 44	Chief Compliance Officer & AML Officer	Since September 2021	Chief Compliance Officer, Dunham & Associates, Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), September 2021–present; Operations Manager (2021), Chief Compliance Officer and AML Officer (2017–2021), Associate Compliance Officer (2015–2017), Lucia Capital Group.	N/A	N/A
Helmut Boisch Age: 43	Secretary	Since March 2022	Chief Operating Officer, Dunham & Associates, Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), March 2022–present; Director, Global Head of Vendor Management (2018–2022), Director, Head of Operations Project Management (2017–2018), Vice President, Deputy Chief Compliance Officer (2014–2017), Allianz Global Investors.	N/A	N/A
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Ryan Dykmans Age: 41	Assistant Secretary	Since October 2015	Chief Investment Officer, August 2022–present; Director of Research, (June 2013–July 2022); Senior Investment Analyst from (2009–2013), Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds).	N/A	N/A
James Colantino Gemini Fund Services, LLC 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 Age: 53	Assistant Treasurer	Since January 2008	Senior Vice President – Fund Administration, 2012–present; Vice President (2004–2012); Senior Fund Administrator (1999–2004), Gemini Fund Services, LLC.	N/A	N/A

^ Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

The Board of Trustees has an Audit Committee and a Nominating Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Funds’ financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of each Fund’s accounting and financial reporting policies and practices and internal controls. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended October 31, 2022, the Audit Committee met four times. The Nominating Committee reviews and nominates candidates to serve as non-interested Trustees. During the fiscal year ended October 31, 2022, the Nominating Committee did not meet. The Nominating Committee generally will not consider nominees recommended by shareholders of a Fund.

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COMPENSATION OF TRUSTEES

Effective as of June 23, 2020, the Trust pays each Trustee of the Trust who is not an interested person a fee of $6,250 for each board meeting attended in person; $2,500 for each board meeting attended by telephone or video conference; $1,000 for attending a stand-alone (not held on the same day as a board meeting) committee meeting in person; and $500 for attending a stand-alone committee meeting by telephone.

Effective January 1, 2017 through June 23, 2020, the Trust paid each Trustee of the Trust who is not an interested person a fee of $6,250 for each board meeting attended in person; $1,000 for each board meeting attended by telephone; $1,000 for attending a stand-alone (not held on the same day as a board meeting) committee meeting in person; and $500 for attending a stand-alone committee meeting by telephone.

No additional compensation will be provided for Committee meetings occurring on the same day as a Board meeting. The cost is allocated among the Funds pro rata based on assets under management. The Trust also reimburses each Trustee for travel and other expenses incurred in attending meetings of the Board. With the exception of the Trust’s Chief Compliance Officer as discussed below, officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other Funds managed by the Adviser.  The Trust has agreed to pay the Adviser a fee in the amount of up to $150,000 per annum plus an annual discretionary bonus as may be awarded as compensation for providing an officer or employee of the Adviser to serve as Chief Compliance Officer for the Funds (each Fund bearing its pro rata share of the fee), plus the cost of reasonable expenses related to the performance of the Chief Compliance Officer’s duties, including travel expenses, and may compensate the Adviser for the time of other officers or employees of the Adviser who serve in other compliance capacities for the Funds.

The following table sets forth information regarding the aggregate compensation received by the Independent Trustees from the Trust for the fiscal year ended October 31, 2022.

COMPENSATION TABLE

Name of Person	Aggregate Compensation from Trust	Pension or Retirement Benefits Estimated Accrued as Part of Trust Expense	Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid To Trustees
Henry R. Goldstein	$25,000	N/A	N/A	$25,000
Paul A. Rosinack	$25,000	N/A	N/A	$25,000
Michael J. Torvinen	$25,000	N/A	N/A	$25,000

The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if such Trustee is removed, resigns or is subject to various disabling events such as death or incapacity.

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Share Ownership. Information relating to share ownership by each Trustee of the Trust as of December 31, 2022 is set forth in the charts below:

Trustees	Aggregate Dollar Range of Securities In All Registered Funds Overseen by Trustee In Dunham Funds
Interested Trustee:
Jeffrey A. Dunham	Over $100,000
Non-Interested Trustees:
Henry R. Goldstein	Over $100,000
Paul A. Rosinack	Over $100,000
Michael J. Torvinen	None

	Jeffrey A. Dunham	Henry R. Goldstein	Paul A. Rosinack	Michael J. Torvinen
Dunham Corporate/ Government Bond Fund	None	$10,001- $50,000	$10,001- $50,000	None
Dunham Floating Rate Bond Fund	Over $100,000	$10,001- $50,000	$50,001-$100,000	None
Dunham High-Yield Bond Fund	None	$10,001- $50,000	$10,001- $50,000	None
Dunham International Opportunity Bond Fund	None	$1 - $10,000	$10,001- $50,000	None
Dunham Large Cap Value Fund	$50,001-$100,000	$10,001- $50,000	Over $100,000	None
Dunham Small Cap Value Fund	$10,001-$50,000	$10,001- $50,000	$10,001- $50,000	None
Dunham Focused Large Cap Growth Fund	Over $100,000	$10,001- $50,000	Over $100,000	None
Dunham Small Cap Growth Fund	Over $100,000	$10,001- $50,000	$50,001-$100,000	None
Dunham Emerging Markets Stock Fund	Over $100,000	$10,001- $50,000	Over $100,000	None
Dunham International Stock Fund	$50,001-$100,000	$10,001- $50,000	Over $100,000	None
Dunham Dynamic Macro Fund	$10,001-$50,000	$10,001- $50,000	$10,001- $50,000	None
Dunham Long/Short Credit Fund	None	$10,001- $50,000	$50,001-$100,000	None
Dunham Monthly Distribution Fund	Over $100,000	$10,001- $50,000	$50,001-$100,000	None
Dunham Real Estate Stock Fund	Over $100,000	$10,001- $50,000	$50,001-$100,000	None
Dunham U.S. Enhanced Market Fund*	N/A	N/A	N/A	N/A

* Had not yet commenced operations.

46

PRINCIPAL HOLDERS OF SECURITIES

The following table provides the name and address of any person who owns of record or is known to the Trust to beneficially own 5% or more of a class of the outstanding shares of a Fund as of [ ].

[        ]

A shareholder owning of record or beneficially more than 25% of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have more significant effect on matters presented at a shareholder’s meeting than votes of other shareholders. Additional information on owners of more than 25% of a Fund’s outstanding shares is presented below:

DTC is a private Nevada Trust. Charles Schwab & Co., Inc., a California corporation, is a subsidiary of The Charles Schwab Corporation.

As of [ ], the Trustees and officers as a group owned [ ]. The Trustees and officers as a group owned less than 1% of the outstanding shares of any class of the other Dunham Funds.

INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT ADVISER

The Adviser is located at 6256 Greenwich Drive, Suite 550, San Diego, California, 92122. The Adviser is wholly owned by Dunham & Associates Holdings, Inc. (“Dunham Holdings”). Jeffrey Dunham owns a controlling 95% interest in Dunham Holdings which represents 100% of the voting shares of Dunham Holdings. The Adviser, which was founded in 1985, offers investment advisory services to pension plans, pooled investment vehicles, high-net worth individuals and mutual funds. Pursuant to the Investment Management Agreement with the Funds (the “Advisory Agreement”), Dunham & Associates, subject to the supervision of the Trustees and in conformity with the stated policies of the Funds, manages the operations of the Funds and reviews the performance of the Sub-Advisers, and makes recommendations to the Trustees with respect to the retention and renewal of contracts. The Advisory Agreement was most recently approved by the Board of Trustees of the Trust, including by a majority of the non-interested Trustees, at a meeting held on December 19–20, 2022, with respect to each Fund except the Dunham Monthly Distribution Fund. The Advisory Agreement with respect to the Dunham Monthly Distribution Fund was most recently approved by the Board of Trustees of the Trust, including by a majority of the non-interested Trustees, at a meeting held on December 22, 2022. The Adviser and AdvisorOne Funds have obtained an exemptive order (the “Order”) from the Securities and Exchange Commission that permits the Adviser to enter into sub-advisory agreements with Sub-Advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board of Trustees of the Funds, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser. The Trust may rely on the Order provided the Funds are managed by the Adviser and other conditions are met.

The Order also permits the Adviser, subject to the approval of the Trustees, to replace Sub-Advisers or amend sub-advisory agreements without shareholder approval whenever the Adviser and the Trustees believe such action will benefit a Fund and its shareholders.

The Adviser has entered into a sub-advisory agreement with each Sub-Adviser and the Trust on behalf of each Fund, whereby the Fund pays the Adviser a fixed fee and the Fund (not the Adviser) pays the Sub-Adviser a fulcrum fee. Each Fund’s Sub-Adviser is compensated based on its

47

performance and each sub-advisory agreement is a fulcrum fee. Below are the approved Fulcrum fee arrangements:

		Adviser’s	Sub-Adviser’s
	Management Fee	Portion	Portion
Corporate/Government Bond	0.65% – 0.95%	0.50%	0.15% – 0.45%
Floating Rate Bond	0.78% – 0.98%	0.60%	0.18% – 0.38%
High-Yield Bond	0.82% – 1.02%	0.60%	0.22% – 0.42%
International Opportunity Bond	0.80% – 1.30%	0.60%	0.20% – 0.70%
Large Cap Value	0.75% – 1.15%	0.65%	0.10% – 0.50%
Small Cap Value	0.75% – 1.45%	0.65%	0.10% – 0.80%
Focused Large Cap Growth	0.85% – 1.15%	0.65%	0.20% – 0.50%
Small Cap Growth	0.65% – 1.65%	0.65%	0.00% – 1.00%
Emerging Markets Stock	0.70% – 1.50%	0.65%	0.05% – 0.85%
International Stock	0.95% – 1.65%	0.65%	0.30% – 1.00%
Dynamic Macro*	0.90% – 1.60%	0.65%	0.25% – 0.95%
Long/Short Credit	0.70% – 1.80%	0.65%	0.05% – 1.15%
Monthly Distribution	0.87% – 1.63%	0.65%	0.22% – 0.98%
Real Estate Stock	0.80% – 1.40%	0.65%	0.15% – 0.75%
U.S. Enhanced Market	0.95% – 1.35%	0.65%	0.30% – 0.70%

*	Prior to February 1, 2023, the Sub-Adviser’s portion for Dynamic Macro was 0.40% – 1.10% and the Management Fee range was 1.05% – 1.75%.

 All of the sub-advisory fee rates below are within the limits of the following negotiable sub-advisory fee ranges pre-approved by the Predecessor Funds’ shareholders on August 26, 2005, unless otherwise noted:

Fund:	Base Fee +/- Fulcrum Fee	Pre-Approved Negotiable Range of Sub-Advisory Fees
Dunham Corporate/ Government Bond Fund	30 basis points (0.30%) +/- 15 basis points (0.15%)	0% – 0.70%
Dunham Floating Rate Bond Fund	28 basis points (0.28%) +/- 10 basis points (0.10%)	0% – 0.90%(1)
Dunham High-Yield Bond Fund	32 basis points (0.32%) +/- 10 basis points (0.10%)	0% – 0.80%(2)
Dunham International Opportunity Bond Fund	45 basis points (0.45%) +/-25 basis points (0.25%)	0% – 0.95%(1)
Dunham Large Cap Value Fund	30 basis points (0.30%) +/- 20 basis points (0.20%)	0% – 1.00%
Dunham Small Cap Value Fund	45 basis points (0.45%) +/- 35 basis points (0.35%)	0% – 1.50%
Dunham Focused Large Cap Growth Fund	35 basis points (0.35%) +/- 15 basis points (0.15%)	0% –1.10%(3)
Dunham Small Cap Growth Fund	50 basis points (0.50%) +/- 50 basis points (0.50%)	0% – 1.30%
Dunham Emerging Markets Stock Fund	45 basis points (0.45%) +/- 40 basis points (0.40%)	0% – 1.20%
Dunham International Stock Fund	65 basis points (0.65%) +/- 35 basis points (0.35%)	0% – 1.00%
Dunham Dynamic Macro Fund	60 basis points (0.60%) +/-35 basis points (0.35%)	0% – 1.50%(4)
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Dunham Long/Short Credit Fund	60 basis points (0.60%) +/- 55 basis points (0.55%)	0% – 1.50%
Dunham Monthly Distribution Fund	60 basis points (0.60%) +/- 38 basis points (0.38%)	0% – 1.50%(5)
Dunham Real Estate Stock Fund	45 basis points (0.45%) +/- 30 basis points (0.30%)	0% – 1.00%
Dunham U.S. Enhanced Market Fund	50 basis points (0.50%) +/- 20 basis points (0.20%)	0% – 1.50%(6)
(1)	The range for the Dunham International Opportunity Bond Fund and the range of the Dunham Floating Rate Bond Fund were approved by the initial Dunham International Opportunity Bond Fund shareholder and the initial Dunham Floating Rate Bond Fund shareholder on November 1, 2013.
(2)	The range for Dunham High-Yield Bond Fund was approved by the initial Dunham High-Yield Bond Fund shareholder on July 1, 2005.
(3)	The range for the Dunham Focused Large Cap Growth Fund was approved by the initial Dunham Focused Large Cap Growth Fund shareholder on December 8, 2011.
(4)	The range for the Dunham Dynamic Macro Fund was approved by the initial Dunham Dynamic Macro Fund shareholder on April 29, 2010.
(5)	The range for the Dunham Monthly Distribution Fund was approved by the initial Dunham Monthly Distribution Fund shareholder on May 14, 2008.
(6)	The range for the Dunham U.S. Enhanced Market Fund was approved by the initial Dunham U.S. Enhanced Market Fund shareholder on [ ].

The following table shows the amount of management fees incurred by each Fund for the fiscal year ended October 31, 2022.

Fund	FEES EARNED BY THE ADVISER	ADVISORY FEES WAIVED	NET FEES EARNED BY THE ADVISER	FEES EARNED BY SUB-ADVISER	SUB-ADVISORY FEES WAIVED	NET FEES EARNED BY SUB-ADVISER
Dunham Corporate/ Government Bond Fund	$377,001	—	$377,001	$303,015	—	$303,015
Dunham Floating Rate Bond Fund	$1,177,547	—	$1,177,547	$443,898	—	$443,898
Dunham High-Yield Bond Fund	$644,188	—	$644,188	$353,100	—	$353,100
Dunham International Opportunity Bond Fund	$347,588	—	$347,588	$119,277	—	$119,277
Dunham Large Cap Value Fund	$1,026,423	—	$1,026,423	$685,491	—	$685,491
Dunham Small Cap Value Fund	$527,520	—	$527,520	$628,734	—	$628,734
Dunham Focused Large Cap Growth Fund	$1,151,023	—	$1,151,023	$335,377	—	$335,377
49

Dunham Small Cap Growth Fund	$503,150	—	$503,150	$197,633	—	$197,633
Dunham Emerging Markets Stock Fund	$795,165	—	$795,165	$54,125	—	$54,125
Dunham International Stock Fund	$1,052,785	—	$1,052,785	$957,030	—	$957,030
Dunham Dynamic Macro Fund	$164,213	—	$164,213	$175,753	—	$175,753
Dunham Long/Short Credit Fund	$1,551,490	—	$1,551,490	$351,750	—	$351,750
Dunham Monthly Distribution Fund	$1,620,428	—	$1,620,428	$3,305,808	—	$3,305,808
Dunham Real Estate Stock Fund	$600,929	—	$600,929	$117,280	—	$117,280
Dunham U.S. Enhanced Market Fund*	N/A	N/A	N/A	N/A	N/A	N/A

* Had not yet commenced operations.

The following table shows the amount of management fees incurred by each Fund for the fiscal year ended October 31, 2021.

Fund	FEES EARNED BY THE ADVISER	ADVISORY FEES WAIVED	NET FEES EARNED BY THE ADVISER	FEES EARNED BY SUB-ADVISER	SUB-ADVISORY FEES WAIVED	NET FEES EARNED BY SUB-ADVISER
Dunham Corporate/ Government Bond Fund	$445,903	—	$445,903	$349,016	—	$349,016
Dunham Floating Rate Bond Fund	$1,109,864	—	$1,109,864	$236,784	—	$236,784
Dunham High-Yield Bond Fund	$687,101	—	$687,101	$390,931	—	$390,931
Dunham International Opportunity Bond Fund	$402,376	—	$402,376	$511,837	—	$511,837
Dunham Large Cap Value Fund	$875,806	—	$875,806	$377,328	—	$377,328
Dunham Small Cap Value Fund	$488,526	—	$488,526	$116,007	—	$116,007
Dunham Focused Large Cap Growth Fund	$1,213,479	—	$1,213,479	$593,879	—	$593,879
50

Dunham Small Cap Growth Fund	$508,151	—	$508,151	$723,182	—	$723,182
Dunham Emerging Markets Stock Fund	$781,916	—	$781,916	$843,361	—	$843,361
Dunham International Stock Fund	$1,073,723	—	$1,073,723	$1,577,473	—	$1,577,473
Dunham Dynamic Macro Fund	$165,365	—	$165,365	$217,192	—	$217,192
Dunham Long/Short Credit Fund	$1,198,597	—	$1,198,597	$1,820,324	—	$1,820,324
Dunham Monthly Distribution Fund	$1,540,564	—	$1,540,564	$532,506	—	$532,506
Dunham Real Estate Stock Fund	$623,627	—	$623,627	$482,153	—	$482,153
Dunham U.S. Enhanced Market Fund*	N/A	N/A	N/A	N/A	N/A	N/A

* Had not yet commenced operations.

The following table shows the amount of management fees incurred by each Fund for the fiscal year ended October 31, 2020.

Fund	FEES EARNED BY THE ADVISER	ADVISORY FEES WAIVED	NET FEES EARNED BY THE ADVISER	FEES EARNED BY SUB-ADVISER	SUB-ADVISORY FEES WAIVED	NET FEES EARNED BY SUB-ADVISER
Dunham Corporate/ Government Bond Fund	$281,526	—	$281,526	$118,994	—	$118,994
Dunham Floating Rate Bond Fund	$1,032,297	—	$1,032,297	$281,309	—	$281,309
Dunham High-Yield Bond Fund	$604,969	—	$604,969	$261,210	—	$261,210
Dunham International Opportunity Bond Fund	$248,976	—	$248,976	$83,082	—	$83,082
Dunham Large Cap Value Fund	$589,820	—	$589,820	$305,526	—	$305,526
Dunham Small Cap Value Fund	$358,431	—	$358,431	$149,956	—	$149,956
Dunham Focused Large Cap Growth Fund	$832,915	—	$832,915	$562,311	—	$562,311
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Dunham Small Cap Growth Fund	$353,214	—	$353,214	$413,757	—	$413,757
Dunham Emerging Markets Stock Fund	$522,717	—	$522,717	$635,856	—	$635,856
Dunham International Stock Fund	$838,845	—	$838,845	$922,818	—	$922,818
Dunham Dynamic Macro Fund	$217,610	—	$217,610	$188,531	—	$188,531
Dunham Long/Short Credit Fund	$629,568	—	$629,568	$492,499	—	$492,499
Dunham Monthly Distribution Fund	$1,451,379	—	$1,451,379	$525,424	—	$525,424
Dunham Real Estate Stock Fund	$393,870	—	$393,870	$416,401	—	$416,401
Dunham U.S. Enhanced Market Fund*	N/A	N/A	N/A	N/A	N/A	N/A

* Had not yet commenced operations.

The Fulcrum Fee Calculation Methodology for the Dunham Funds Sub-Advisers

In a typical fulcrum fee arrangement, the base fee is not adjusted during the first twelve months. However, under each Dunham Fund’s sub-advisory agreement, the performance adjustment to the base fee is calculated daily during the first twelve months, based on the average net assets of the Fund from inception of the contract to date, and the comparative performance of the Fund (Fund performance will be based on Class N share performance) to its Benchmark from inception of the contract to date, on the day of calculation. In this manner, performance counts from the very first day of each sub-advisory agreement.

Each Fund’s fulcrum fee will be calculated using an annual base sub-advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s performance over a rolling twelve-month period (or, during the first twelve months, as described above), relative to the Fund’s benchmark (the “Performance Fee”). Depending on the particular sub-advisory agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the sub-advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the “Maximum Fee”).

During the first twelve months of each Fund’s sub-advisory agreement, the Fund will accrue, on a daily basis, the Base Fee adjusted by the Performance Fee, as described in the preceding paragraph (the “Fulcrum Fee”). However, because each such sub-advisory agreement requires that the Sub-Adviser be paid out only the monthly Minimum Fee during the first year (currently, between 0.00% and 0.40%), the Sub-Adviser in some cases will receive little-to-no compensation until the end of the first year. At the end of the first year of the contract, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first

52

year. Therefore, in the first year, the proposed fulcrum fee methodology will have three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12 month period of the accrued Fulcrum Fee less the Minimum Fee. Beginning with the thirteenth month of operation under each sub-advisory agreement, the entire sub-advisory fee will be calculated daily and paid monthly based on the Fund’s average daily net assets and performance versus the benchmark over the prior rolling twelve-month period. In other words, after the initial twelve-month period, each Fund’s fulcrum fee arrangement will become typical of such arrangements in the mutual fund industry. By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by a Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period.  If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the performance fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee monthly.  Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%.  In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

The following example illustrates the fulcrum fee methodology employed in each sub-advisory agreement. In the example, the Base Fee is 0.50% with a Performance Fee of plus or minus 0.50%; thus, the Maximum Fee is 1.00% and the Minimum Fee is 0.00%. In addition, the example shows a null zone of plus or minus 0.25%, and the sub-advisory fee moving (after clearing the null zone) at a rate of approximately 0.01% for each 0.05% of outperformance of the benchmark. Each of these Fees/factors/rates/amounts will vary with each sub-advisory agreement.

SAMPLE SUB-ADVISORY FEE TABLE

Cumulative 12-Month Return	Performance Fee Adjustment	Total Fee Payable to Sub-Adviser
Plus or Minus Return of Index	Plus or Minus Base Fee (0.50%)	If Plus	If Minus
2.50% or more	0.50%	1.000%	0.000%
2.35%	0.47%	0.970%	0.030%
2.20%	0.44%	0.940%	0.060%
2.05%	0.41%	0.910%	0.090%
1.90%	0.38%	0.880%	0.120%
1.75%	0.35%	0.850%	0.150%
1.60%	0.32%	0.820%	0.180%
1.45%	0.29%	0.790%	0.210%
1.30%	0.26%	0.760%	0.240%
1.15%	0.23%	0.730%	0.270%
1.00%	0.20%	0.700%	0.300%
0.85%	0.17%	0.670%	0.330%
0.70%	0.14%	0.640%	0.360%
0.55%	0.11%	0.610%	0.390%
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0.40%	0.08%	0.580%	0.420%
0.26%	0.05%	0.552%	0.448%
0.25%	NULL ZONE	0.500%	0.500%
EVEN WITH INDEX	BASE FEE	0.500%	0.500%

Below is a list of the Funds with each corresponding Benchmark Index:

Fund Name	Benchmark
Dunham Corporate / Government Bond Fund	Bloomberg Aggregate Bond Index
Dunham Floating Rate Bond Fund	Morningstar LSTA Leveraged Loan 100 Index
Dunham High-Yield Bond Fund	Bloomberg U.S. Corporate High-Yield Ba/B 2% Issuer Capped Index
Dunham International Opportunity Bond Fund	Bloomberg Global Aggregate Bond ex-US Index Hedged
Dunham Large Cap Value Fund	Russell 1000® Value Index
Dunham Small Cap Value Fund	Russell 2000® Value Index
Dunham Focused Large Cap Growth Fund	Russell 1000® Growth Index
Dunham Small Cap Growth Fund	Russell 2000® Growth Index
Dunham Emerging Markets Stock Fund	MSCI Emerging Markets Index (Net)
Dunham International Stock Fund	MSCI AC World ex US Index (Net)
Dunham Dynamic Macro Fund	Dow Jones Moderately Aggressive Portfolio Index
Dunham Long/Short Credit Fund	BofA Merrill Lynch U.S. 3-month Treasury Bill Index PLUS 300 bps (3.00%)
Dunham Monthly Distribution Fund	Credit Suisse Merger Arbitrage Liquid Index
Dunham Real Estate Stock Fund	Dow Jones U.S. Real Estate Total Return Index
Dunham U.S. Enhanced Market Fund	S&P 500 Total Return Index

Subject to the supervision and direction of the Adviser and, ultimately, the Trustees, each Sub-Adviser manages the securities held by the Fund it serves in accordance with the Fund’s stated investment objectives and policies, makes investment decisions for the Fund and places orders to purchase and sell securities on behalf of the Fund. The fee paid to each Sub-Adviser is governed by each Fund’s respective Sub-Advisory Agreement. Each Fund pays its respective Sub-Adviser directly pursuant to a fulcrum fee arrangement.

Expenses not expressly assumed by the Adviser under the Advisory Agreement or by Dunham & Associates under the Distribution Agreement are paid by the Trust. Expenses incurred by a Fund are allocated among the various Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except that 12b-1 fees relating to a particular Class are allocated directly to that Class. In addition, other expenses associated with a particular Class, except advisory or custodial fees, may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class, and the direct allocation to that Class is approved by the Trust’s Board of Trustees. The fees payable to each Sub-Adviser pursuant to the Sub-Advisory Agreements between each Sub-Adviser and Dunham & Associates with respect to the Funds are paid by Dunham & Associates. Under the terms of the Advisory Agreement, the Trust is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Dunham & Associates (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of maintaining certain required records of the Trust and of pricing the Trust’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions,

54

(f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

Each Sub-Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). Each Sub-Advisory Agreement may be terminated by the Trust, Dunham & Associates, or by vote of a majority of the outstanding voting securities of the Trust, upon written notice to the Sub-Adviser, or by the Sub-Adviser upon at least 30 days but not more than 60 days written notice. Each Sub-Advisory Agreement provides that it will continue in effect for a period of more than one year from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

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Process for Selection and Oversight of Sub-Advisers:

To select Sub-Advisers to present to the Fund’s Board of Trustees (the “Board”), the Adviser analyzes both quantitative and qualitative factors.

Quantitative Criteria: A review of the money manager’s: (1) absolute and relative performance; (2) performance in rising markets; (3) performance in falling markets; (4) risk-adjusted performance; and (5) assets under management.

Qualitative Factors: After identifying a group of money managers on a quantitative basis, interviews are conducted with members of each firm’s senior management team. Each firm’s industry background and history is examined and their Federal Form ADV is carefully scrutinized to ascertain the manager’s organizational structure, investment practices, and compliances with securities regulations. Qualitative criteria utilized may include, among other factors, a review of the manager’s: (1) professional staff; (2) investment philosophy; (3) decision making process; (4) research and trading capabilities; (5) operations and systems capabilities; (6) communications and reporting skills; and (7) organizational stability; and (8) overall reputation in the industry.

Process for Monitoring Performance: Fund performance is monitored on a regular basis by the Trust largely utilizing the quantitative factors listed above. On a quarterly basis, each Fund’s performance is provided to the Board, and on an annual basis, the performance is reviewed as part of the 15(c) process.

Process for Overseeing Compliance with Fund Investment Policies and Restrictions: The Trust’s Chief Compliance Officer is responsible for overseeing compliance be the Fund’s Service Providers with the Fund’s investment policies and restrictions. The Trustees receive quarterly reports from Sub-Advisers to the Fund respecting commissions on portfolio transactions, soft dollar arrangements and best execution procedures.

AFFILIATIONS AND CONTROL OF THE ADVISER AND OTHER SERVICE PROVIDERS

Dunham & Associates, the Adviser for the Funds, also serves as the distributor to the Funds. Gemini Fund Services, LLC is the administrator for the Funds.

ADMINISTRATION, FUND ACCOUNTING AND CUSTODY ADMINISTRATION SERVICES

The Administrator for the Funds is Gemini Fund Services, LLC, (the “Administrator”), which has its principal office 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. For the services rendered to the Funds by the Administrator, the Funds pay the Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services.

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Administration Services. Pursuant to an Administration Service Agreement with the Funds, the Administrator provides administrative services to the Funds, subject to the supervision of the Board of Trustees. The Administrator may provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Administration Service Agreement was initially approved by the Board of Trustees at a meeting held on September 23, 2004 and approved by the Board of Trustees at the Dunham Funds organizational meeting on January 15, 2008. The Agreement shall remain in effect for two years from the date of its approval, and subject to annual approval of the Board of Trustees for one-year periods thereafter. The Administration Service Agreement is terminable by the Board of Trustees or the Administrator on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, the Administrator provides facilitating administrative services, including: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) facilitating the performance of administrative and professional services to the Funds by others, including the Funds’ Custodian; (iii) preparing, but not paying for, the periodic updating of the Funds’ Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Funds’ shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board of Trustees and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) and the Prospectuses.

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Each of the Funds accrued the following amounts in administrative fees for the fiscal years ended October 31, 2022, October 31, 2021, and October 31, 2020:

FUND	October 31, 2022	October 31, 2021	October 31, 2020
Dunham Corporate/Government Bond Fund	$142,143	$145,308	$124,462
Dunham Floating Rate Bond Fund	$134,683	$123,988	$150,843
Dunham High-Yield Bond Fund	$105,143	$96,917	$101,063
Dunham International Opportunity Fund	$107,163	$106,386	$67,818
Dunham Large Cap Value Fund	$68,292	$48,400	$57,017
Dunham Small Cap Value Fund	$40,466	$37,699	$42,559
Dunham Focused Large Cap Growth Fund	$74,152	$66,186	$67,036
Dunham Small Cap Growth Fund	$40,324	$39,496	$39,540
Dunham Emerging Markets Stock Fund	$69,059	$66,204	$63,867
Dunham International Stock Fund	$112,363	$118,387	$126,180
Dunham Dynamic Macro Fund	$20,529	$25,709	$35,631
Dunham Long/Short Credit Fund	$103,363	$93,149	$68,950
Dunham Monthly Distribution Fund	$81,279	$103,364	$121,538
Dunham Real Estate Stock Fund	$42,982	$45,172	$43,617
Dunham U.S. Enhanced Market Fund	N/A*	N/A*	N/A*

* Not yet operational.

Fund Accounting Services. The Administrator, pursuant to the Fund Accounting Service Agreement, provides the Funds with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds’ custodian and Advisers; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds.

Each of the following Funds accrued the following amounts in fund accounting fees for the fiscal years ended October 31, 2022, October 31, 2021, and October 31, 2020:

FUND	October 31, 2022	October 31, 2021	October 31, 2020
Dunham Corporate/Government Bond Fund	$10,046	$12,658	$10,251
Dunham Floating Rate Bond Fund	$25,390	$26,625	$31,766
Dunham High-Yield Bond Fund	$14,297	$14,274	$20,312
Dunham International Opportunity Bond Fund	$7,889	$8,278	$8,369
Dunham Large Cap Value Fund	$22,522	$18,678	$15,267
Dunham Small Cap Value Fund	$12,648	$9,881	$10,216
Dunham Focused Large Cap Growth Fund	$25,861	$25,764	$21,783
Dunham Small Cap Growth Fund	$11,172	$11,079	$9,131
Dunham Emerging Markets Stock Fund	$16,677	$16,718	$14,803
Dunham International Stock Fund	$22,651	$20,907	$26,039
Dunham Dynamic Macro Fund	$2,525	$4,537	$5,688
Dunham Long/Short Credit Fund	$30,020	$24,211	$19,497
Dunham Monthly Distribution Fund	$28,676	$35,928	$40,583
Dunham Real Estate Stock Fund	$12,478	$13,397	$11,101
Dunham U.S. Enhanced Market Fund	N/A*	N/A*	N/A*

* Not yet operational.

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CUSTODIAN

US Bank, N.A. (“US Bank”) serves as the custodian for the Funds’ assets pursuant to a Custody Agreement by and between US Bank and the Trust. US Bank’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. Pursuant to the Custodian Contract, US Bank also provides certain accounting and pricing services to the Fund; maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; reconciles bank account balances monthly; records purchases and sales based upon communications from the Adviser and Sub-Advisers; and prepares monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Funds. The Funds may employ foreign sub-custodians that are approved by the Board of Trustees to hold foreign assets. US Bank’s principal place of business is 425 Walnut Street, Cincinnati, OH 45202.

TRANSFER AGENT SERVICES

Gemini Fund Services, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to written agreements with the Funds dated September 23, 2004. Under the agreement, Gemini Fund Services is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

DISTRIBUTION OF SHARES

Dunham & Associates is the Fund’s Adviser as well as the distributor for the shares of the Funds pursuant to a Distribution Agreement (the “Distribution Agreement”), between the Trust on behalf of the Funds, and Dunham & Associates. Dunham & Associates is a registered broker/dealer and member of the Financial Industry Regulatory Authority Shares of the Funds are offered on a continuous basis. The Distribution Agreement provides that Dunham & Associates, as agent in connection with the distribution of shares of the Funds, will use its best efforts to distribute the Funds’ shares.

For the fiscal years ended October 31, 2022, October 31, 2021, and October 31, 2020, Dunham & Associates received $19,689, $31,061, & $24,766, respectively from the Funds for underwriting services.

The following table represents all commissions and other compensation received by the principal underwriter, who is an affiliated person of the Funds, during the fiscal year ended October 31, 2022.

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Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Dunham & Associates Investment Counsel, Inc.	N/A	N/A	N/A	$19,689

The Funds have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), pursuant to which Class C shares pay Dunham & Associates or other entities compensation accrued daily and payable monthly for distribution services. Class C shares charge Rule 12b-1 fees at the annual rate of 0.75% for the Equity Funds and 0.50% for the Fixed-Income Funds of a Fund’s net assets attributable to said Class C shares.

In addition, the Funds have adopted a Shareholder Servicing Plan (the “Servicing Plan,” together with the 12b-1 Plan, the “Plans”) for each Fund’s Class A and Class C shares, pursuant to which such Shares pay Dunham & Associates or other entities compensation accrued daily and payable monthly for shareholder services. Each of Class A and Class C shares charge shareholder servicing fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A and Class C shares. For the fiscal years ended October 31, 2022, October 31, 2021, and October 31, 2020, each Fund paid the following fees pursuant to the Plans for Class A and Class C shares:

FUND	October 31, 2022*	October 31, 2021*	October 31, 2020*
Dunham Corporate/ Government Bond Fund	$39,991	$45,268	$44,783
Dunham Floating Rate Bond Fund	$103,800	$104,932	$113,011
Dunham High-Yield Bond Fund	$63,790	$70,154	$74,561
Dunham International Opportunity Bond Fund	$27,010	$32,068	$23,057
Dunham Large Cap Value Fund	$101,964	$102,545	$86,893
Dunham Small Cap Value Fund	$52,136	$54,946	$47,061
Dunham Focused Large Cap Growth Fund	$167,721	$213,250	$163,150
Dunham Small Cap Growth Fund	$60,671	$83,295	$52,539
Dunham Emerging Markets Stock Fund	$167,721	$83,097	$64,488
Dunham International Stock Fund	$60,671	$123,778	$109,265
Dunham Dynamic Macro Fund	$73,361	$22,060	$30,038
Dunham Long/Short Credit Fund	$119,556	$98,633	$78,999
Dunham Monthly Distribution Fund	$253,936	$294,678	$375,139
Dunham Real Estate Stock Fund	$65,927	$75,238	$53,998
Dunham U.S. Enhanced Market Fund	N/A**	N/A**	N/A**

* Fees paid under the 12b-1 Plan that were retained by Dunham & Associates amounted to $116,490, $143,590, and $176,340, for the fiscal years end October 31, 2022, October 31, 2021, and October 31, 2020, respectively.

** Not yet operational.

Dunham & Associates estimates that the amounts paid under the 12b-1 Plans for the fiscal year ended October 31, 2020 was spent in approximately the following ways: (i) $1,317,919 compensation to broker/dealers; and (ii) $44 on other expenses relating to marketing, quarterly highlight sheets, investor symposiums, postage, etc.

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Dunham & Associates estimates that the amounts paid under the 12b-1 Plans for the fiscal year ended October 31, 2021 was spent in approximately the following ways: (i) $1,403,333 compensation to broker/dealers; and (ii) $333 on other expenses relating to marketing, quarterly highlight sheets, investor symposiums, postage, etc.

Dunham & Associates estimates that the amounts paid under the 12b-1 Plans for the fiscal year ended October 31, 2022 was spent in approximately the following ways: (i) $1,256,998 compensation to broker/dealers; and (ii) $2 on other expenses relating to marketing, quarterly highlight sheets, investor symposiums, postage, etc.

The Plans were adopted by a majority vote of the Board of Trustees, including all of the Trustees of the Trust who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plan, on January 15, 2008. The initial term of each Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Plans (“Plan Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Plans. The Plans may be terminated at any time by the Trust or the Funds by vote of a majority of the Plan Trustees or by vote of a majority of the outstanding voting Class C shares of the Trust or the Funds. Each Plan will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Plans, the Trustees receive and review after the end of each calendar quarter a written report provided by Dunham & Associates of the amounts extended by Dunham & Associates or other entities under the Plan and the purpose for which such expenditures were made.

The services to be provided under the plans may include, but are not limited to, the following: assistance in the offering and sale of Class A and Class C shares of the Funds and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Funds; assisting in the establishment and maintenance of accounts or sub-accounts in the Funds and in processing purchase and redemption transactions; making the Funds’ investment plan and shareholder services available; and providing such other information and services to investors in shares of the Funds as the distributor or the Trust, on behalf of the Funds, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by Dunham & Associates with respect to the Funds.

The Plans may not be amended to increase materially the amount of Dunham & Associates’ compensation to be paid by a Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Plan Trustees by votes cast in person at a meeting called for the purpose of voting on a Plan. During the term of the Plans, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. Dunham & Associates will preserve copies of the Plans, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

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Any agreement related to the Plans will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Plan Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the affected Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Plan Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

PAYMENTS TO FINANCIAL INTERMEDIARIES

As described in the Prospectus, Dunham & Associates may make payments to broker-dealers, financial advisers or other financial institutions (“Financial Intermediaries”) other than the standard dealer reallowance listed under “Choosing a Class” in the Prospectus, or the distribution or service fees that may be made by Dunham & Associates to Financial Intermediaries pursuant to the Plans. The additional payments may be made in the form of sales charge or service fee payments over and above the standard payment rate (made by Dunham & Associates to broker-dealers in connection with distribution-related or account maintenance services under the Plans), or in the form of other “revenue sharing” payments that may be paid to Financial Intermediaries, as described in the Prospectus. These additional payments are collectively referred to as “revenue sharing payments.”

Dunham & Associates may make revenue sharing payments to Financial Intermediaries that generally range from 0.05% to 0.40% of Fund assets serviced and maintained by the Financial Intermediaries and/or from 0.09% to 0.15% of gross or net sales of Fund shares attributable to the Financial Intermediaries. Payments may also take the form of flat fees payable on a one-time or periodic basis, including, but not limited to, in connection with the initial set-up of a Fund on a Financial Intermediary’s platform, for inclusion on a Financial Intermediary’s preferred list of funds offered to its clients or for other marketing, sales support, educational or training programs.

The list below includes the names of the Financial Intermediaries that received revenue sharing payments in connection with distribution-related or other services provided to the Funds in the calendar year ended December 31, 2022. This list is subject to change and Dunham & Associates may, from time to time, revise or terminate existing arrangements with such entities, or may enter into new arrangements with Financial Intermediaries that are not presently listed below.

Ameriprise Financial

Axos Advisor Services

Charles Schwab & Co

E*Trade/Morgan Stanley Wealth Management

First Clearing

LPL Financial

Mid Atlantic

National Financial Services/Fidelity Services

Pershing, LLC

RBC Wealth Management

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TD Ameritrade

UBS Financial Services

Vanguard Group

These payments may create a conflict of interest by influencing the Financial Intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediaries’ website for more information.

In addition to the dealer reallowances and the Plan and revenue sharing payments described above and in the Prospectus, the Dunham Funds may also make payments to Financial Intermediaries in connection with recordkeeping, administrative, sub-accounting and networking services (i.e., services to support the electronic transmission of shareholder orders through the National Securities Clearing Corporation). These fees are separate from the fees described above. The list below includes the names of the Financial Intermediaries that received such payments in the calendar year ended December 31, 2022. This list is subject to change and Dunham & Associates may, from time to time, revise or terminate existing arrangements with such entities, or may enter into new arrangements with Financial Intermediaries that are not presently listed below.

Ameriprise Financial

Axos Advisor Services

Charles Schwab & Co

E*Trade/Morgan Stanley Wealth Management

First Clearing

GWFS Equities

LPL Financial

National Financial Services/Fidelity Services

Pershing, LLC

Raymond James

RBC Wealth Management

Stifel, Nicolaus & Co, Inc.

TD Ameritrade

UBS Financial Services

CODES OF ETHICS

The Trust, the Adviser, and the Sub-Advisers have each adopted codes of ethics, as required by Rule 17j-1 under the Investment Company Act of 1940. These codes of ethics do not prohibit personnel subject to the codes from trading for their personal accounts, but do impose certain restrictions on such trading. In that regard, Fund portfolio managers and other investment personnel must pre-clear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code. Fund portfolio managers and other investment personnel who comply with the Code’s pre-clearance and disclosure procedures may be permitted to purchase, sell or hold securities which also may be or are held in a Fund they manage or for which they otherwise provide investment advice.

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PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by each Fund to the Fund’s respective Sub-Adviser. The Sub-Advisers will vote such proxies in accordance with their proxy voting policies and procedures. Each Sub-Adviser’s proxy voting policies and procedures are attached as Appendix B to this SAI.

The actual voting records relating to portfolio securities for each Fund during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, (888) 3DUNHAM or by accessing the SEC's website at www.sec.gov. In addition, a copy of the proxy voting policies and procedures of each Fund's Sub-Adviser are also available by calling toll free (888) 3DUNHAM and will be sent within three business days of receipt of a request.

SECURITIES LENDING ACTIVITIES

The services provided to the Funds by US Bank, N.A. and Securities Finance Trust Company (“SFTC:”), as securities lending agents, may include the following: making securities identified by the Funds available for lending; locating borrowers identified in the securities lending agency agreement; negotiating loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; marking to market non-cash collateral; indemnifying the Fund in the event of a borrower default; and arranging for return of loaned securities to the Fund at loan termination.

The following is a report of Fund income and fees and compensation paid to US Bank, N.A. and SFTC related to securities lending activities during the Funds’ most recently completed fiscal year.

Gross income from securities lending activities	$2,226,857.45
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(107,425.83)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$(50,804.02)
Administrative fees not included in revenue split	N/A
Indemnification fee not included in revenue split	N/A
Rebate (paid to borrower)	$(1,638,924.57)
Other fees not included in revenue split (specify)	N/A
Aggregate fees/compensation for securities lending activities	$(1,797,154.42)
Net income from securities lending activities	$429,703.03

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PORTFOLIO MANAGERS

The following table lists the number and types of accounts managed by each Portfolio Manager in addition to the Dunham Funds and assets under management in those accounts as of October 31, 2022 unless otherwise noted:

Portfolio Managers/ Portfolio(s) Managed	Registered Investment Company Accounts	Assets Managed ($ Millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ Millions)	Other Accounts	Assets Managed ($ Millions)	Total Assets Managed ($ Millions)
David L. Albrycht Virtus Fixed Income Advisers, LLC Dunham Corporate/ Government Bond Fund	17	$7,962	2	$91	0	$0	$8,054
Stephen Hooker Virtus Fixed Income Advisers, LLC Dunham Corporate/ Government Bond Fund	3	$391	0	$0	1	$31	$423
Steven Oh, CFA PineBridge Investments LLC Dunham Floating Rate Bond Fund	1	$741	7	$2,527	7	$3,679	$6,947
Laila Kollmorgen, CFA PineBridge Investments LLC Dunham Floating Rate Bond Fund	0	$0	3	$930	20	$1,657	$2,587
Jeremy Burton, CFA PineBridge Investments LLC Dunham Floating Rate Bond Fund Dunham High-Yield Bond Fund	1	$59	10	$3,428	23	$7,700	$11,187
John Yovanovic, CFA PineBridge Investments LLC Dunham High-Yield Bond Fund	4	$3,288	9	$3,228	22	$7,587	$14,103
Peter J. Wilby, CFA Virtus Fixed Income Advisers, LLC Dunham International Opportunity Bond Fund	11	$1,267	30[1]	$3,790	22[2]	$4,812	$9,868
James E. Craige, CFA Virtus Fixed Income Advisers, LLC Dunham International Opportunity Bond Fund	9	$1,199	23[1]	$1,814	16	$3,543	$6,556
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David Torchia Virtus Fixed Income Advisers, LLC Dunham International Opportunity Bond Fund	3	$164	13	$2,106	9[2]	$1,373	$3,643
David Scott Virtus Fixed Income Advisers, LLC Dunham International Opportunity Bond Fund	2	$68	7	$1,976	6[2]	$1,269	$3,313
Paul Roukis, CFA Great Lakes Advisors, LLC[3] Dunham Large Cap Value Fund	6	$3,726	1	$18	22	$1,388	$5,132
Jeff Agne Great Lakes Advisors, LLC[3] Dunham Large Cap Value Fund	6	$3,726	1	$18	34	$2,030	$5,774
John S. Albert, CFA Ziegler Capital Management, LLC Dunham Small Cap Value Fund	0	$0	0	$0	14	$42.8	$42.8
Kevin A. Finn, CFA Ziegler Capital Management, LLC Dunham Small Cap Value Fund	0	$0	0	$0	14	$42.8	$42.8
Scott O'Gorman, CFA The Ithaka Group, LLC Dunham Focused Large Cap Growth Fund	0	$0	0	$0	236	$324	$324
Andrew Colyer The Ithaka Group, LLC Dunham Focused Large Cap Growth Fund	0	$0	0	$0	236	$324	$324
Alex Yakirevich Pier Capital, LLC Dunham Small Cap Growth Fund	1	$31	1	$26	16[4]	$506	$562
Ian Beattie NS Partners Ltd. Dunham Emerging Markets Stock Fund	1	$414.5	10	$1,262	2	$331	$2,008
Brian Coffey NS Partners Ltd. Dunham Emerging Markets Stock Fund	1	$414.5	10	$1,262	2	$331	$2,008
Oliver Adcock NS Partners Ltd. Dunham Emerging Markets Stock Fund	1	$414.5	12	$1,597	2	$331	$2,343
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Peter L. Rathjens, Ph.D. Arrowstreet Capital, Limited Partnership Dunham International Stock Fund	3	$2,849	78[5]	$79,889	59[6]	$46,561	$129,298
John Campbell, Ph.D. Arrowstreet Capital, Limited Partnership Dunham International Stock Fund	3	$2,849	78[5]	$79,889	59[6]	$46,561	$129,298
Derek Vance, CFA, Ph.D. Arrowstreet Capital, Limited Partnership Dunham International Stock Fund	3	$2,849	78[5]	$79,889	59[6]	$46,561	$129,298
Manolis Liodakis, Ph.D. Arrowstreet Capital, Limited Partnership Dunham International Stock Fund	3	$2,849	78[5]	$79,889	59[6]	$46,561	$129,298
Christopher Malloy, Ph.D. Arrowstreet Capital, Limited Partnership Dunham International Stock Fund	3	$2,849	78[5]	$79,889	59[6]	$46,561	$129,298
Tim Stehle Vontobel Asset Management, Inc. Dunham Dynamic Macro Fund	0	$0	7	$471	2	$235	$706
Robert Borenich Vontobel Asset Management, Inc. Dunham Dynamic Macro Fund	0	$0	1	$126	6	$345	$471
Joshua Lofgren MetLife Investment Management LLC Dunham Long/Short Credit Fund	10	$3,380	12	$1,138	41	$8,475	$13,230
Doug Francis Grantham Mayo Van Otterloo & Co. LLC Dunham Monthly Distribution Fund	0	$0	1	$222	0	$0	$222
Sam Klar Grantham Mayo Van Otterloo & Co. LLC Dunham Monthly Distribution Fund	0	$0	1	$222	0	$0	$222
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Burland B. East III, CFA American Assets Capital Advisers, LLC Dunham Real Estate Stock Fund	1	$296	1[7]	$1.9	3[8]	$132	$430
Creede Murphy American Assets Capital Advisers, LLC Dunham Real Estate Stock Fund	1	$296	1[7]	$1.9	3[8]	$132	$430
Devang Gambhirwala* PGIM Quantitative Solutions LLC Dunham U.S. Enhanced Market Fund	21	$4,510.19	3	$365.75	26[9]	$5,256.35	$10,132.30
Marcus M. Perl* PGIM Quantitative Solutions LLC Dunham U.S. Enhanced Market Fund	33	$49,290.84	1	$68.12	4	0	$49,358.96
Edward J. Tostanoski III, CFA* PGIM Quantitative Solutions LLC Dunham U.S. Enhanced Market Fund	36	$49,518.65	1	$68.12	1	$196.23	$49,783.00

[1] One segregated account of total market value $157 million is subject to a performance-based advisory fee.

[2] One segregated account of total market value $1,056 million is subject to a performance-based advisory fee.

[3] The number and types of accounts managed by the Portfolio Manager is representative of accounts managed with Rothschild & Co. Asset Management US Inc., a predecessor of Great Lakes Advisors, LLC.

[4] Three accounts of total market value $35 million are subject to a performance-based advisory fee.

[5] Includes 42 vehicles whereby all or a portion of the assets under management are subject to a performance-based fee. Assets under management subject to a performance-based fee total $35,931 million.

[6] Includes 9 vehicles whereby all or a portion of the assets under management are subject to a performance-based fee. Assets under management subject to a performance-based fee total $11,047 million.

[7] One pooled investment vehicle with AUM of $1.9M as of 10/31/2022 is subject to a performance-based advisory fee.

[8] One pooled investment vehicle with AUM of $1.9M as of 10/31/2022 is subject to a performance-based advisory fee.

[9] Four segregated accounts of total market value $536.5 million are subject to a performance-based advisory fee.

* Information provided as of January 31, 2023

Conflicts of Interest

When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, an Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. The procedures to address conflicts of interest, if any, are described below for each Portfolio Manager.

Virtus Fixed Income Advisers, LLC, Newfleet Asset Management division (“Newfleet”) – Newfleet has responsibility for managing multiple client accounts and, as such, potential conflicts of interest may arise.  For instance, Newfleet may receive fees from certain client accounts that are

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higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. Newfleet and its associates attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, Newfleet may recommend or cause a client to invest in a security in which another client of Newfleet has an ownership position. Newfleet has adopted certain procedures intended to treat all client accounts in a fair and equitable manner. In the case where Newfleet seeks to purchase or sell the same security for multiple client accounts, Newfleet may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average share price for the bunched order on the same business day.

PineBridge Investments LLC (“PineBridge”) - PineBridge recognizes that it may be subject to a conflict of interest with respect to allocations of investment opportunities and transactions among its clients. To mitigate these conflicts, PineBridge’s policies and procedures seek to provide that investment decisions are made in accordance with the fiduciary duties owed to such accounts and without consideration of PineBridge’s economic, investment or other financial interests. Personal securities transactions by an employee may raise a potential conflict of interest when an employee trades in a security that is considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client, in that the employee may be able to personally benefit from prior knowledge of transactions for a client by trading in a personal account. PineBridge has policies to address potential conflicts of interest when its employees buy or sell securities also bought or sold for clients. Under certain circumstances, conflicts may arise in cases where different clients of PineBridge invest in different parts of a single issuer’s capital structure, including circumstances in which one or more PineBridge clients may own private securities or obligations of an issuer and other PineBridge clients may own public securities of the same issuer. Such conflicts of interest will be discussed and resolved on a case-by-case basis and will take into consideration the interest of the relevant clients, the circumstances giving rise to the conflict, and applicable regulations.  For a more detailed discussion of conflicts of interest, please refer to PineBridge Investment LLC’s Form ADV Part 2.

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Virtus Fixed Income Advisers, LLC, Stone Harbor Investment Partners division (“Stone Harbor”) – There are several potential conflicts of interest that may arise in conducting business as an investment adviser. Stone Harbor has adopted compliance policies and procedures that are designed to address the potential conflicts of interest that may arise for the firm and the individuals that it employs. Potential conflicts of interest may arise because the Dunham International Opportunity Bond Fund portfolio managers have day-to-day management responsibilities with respect to one or more accounts. Stone Harbor seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage accounts that share a similar investment style. Furthermore, Stone Harbor has implemented trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by Stone Harbor will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Potential conflicts of interest may also occur when employees purchase securities for their personal accounts and as a result of employees having access to confidential and or non-public information. It is Stone Harbor's policy to put the customer's interest first, protect their confidentiality and act ethically to fulfill its fiduciary obligations. To this end, Stone Harbor has enacted a Code of Ethics that requires, among other things, that Stone Harbor employees follow specified guidelines for trading in their personal accounts and refrain from misusing confidential client information or other nonpublic information. Each Stone Harbor employee involved in the management and/or review of the Dunham International Opportunity Bond Fund is required to acknowledge receipt and certify that they have complied with this Code of Ethics on an annual basis.

Great Lakes Advisors, LLC (“Great Lakes”) – In addressing potential conflicts of interest, the Firm will consider, and will disclose to clients, the following issues, among others, and will also explain how it addresses each potential conflict of interest. This list provides examples of conflicts faced by the Firm and is not exhaustive. The Compliance Department, in conjunction with Management and other relevant committees, shall create and maintain a comprehensive matrix of the conflicts identified and managed by the Firm. The Firm has developed Policies and Procedures as detailed in the Firm’s Compliance Manual and as disclosed in its Form ADV Part 2A to address these potential conflicts of interest.

Potential conflicts of interest include soft dollar arrangements, commission sharing arrangements and the equitable treatment of accounts. For example, a potential conflict of interest could arise when the Firm executes securities trades through brokerage firms that provide soft dollar services to the Firm and the broker may also expect future commission business in return. Soft dollar services may also benefit investor accounts other than the account that generated the soft dollars. The Firm has a potential conflict of interest because it manages multiple client accounts in the same or similar investment strategies. The Firm may receive performance-based compensation or higher management fees from certain client accounts, or the Firm or its employees (“Employees”) may have made investments in a client account, such as the Firm’s commingled funds. The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with the management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment

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objectives, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Additional conflicts of interest arise with respect to personal trading, notably of covered securities (not permitted) and outside business activities wherein the Firm conducts or may conduct business with an entity in which an Employee has a personal interest. As such, the Firm requires all Employees to answer an annual compliance questionnaire containing questions about outside activities and conflicts of the Employees and their immediate family members via the Firm’s web-based personal trade monitoring system. Business gifts and entertainment may also pose a conflict in that the gifts and entertainment may be considered efforts to gain unfair advantage or may impair the Firm’s ability to act in the best interests of its clients. Another potential conflict is the topic of political contributions as the contribution could be construed as an attempt to improperly influence a government entity’s decision to invest its assets with the Firm.

Further, the Firm’s individual advisory clients and commingled fund investors may be executive officers or board members of publicly-traded companies or financial services companies such as hedge funds or private equity firms (collectively, “Value Added Investors”). In order to prevent potential trading conflicts or trading on material non-public information, a restriction is placed in the Firm’s order management system on trading in securities of such companies associated with Value Added Investors. As a result, the Firm’s investment team cannot trade client accounts in such securities without prior personal trading pre-approval from the Compliance Department.

Also, in order to identify potential conflicts of interests, the Firm will identify persons and entities who are affiliated with the Firm, including accounts products in which the Firm may have a proprietary interest including affiliates of Great Lakes Advisors, LLC the affiliates of any Mutual Funds for which the Firm serves as sub-advisor. Lastly, as noted previously, the firm has specific protocols for proxy voting to mitigate conflicts for the Firm.

Ziegler Capital Management, LLC (“ZCM”) - When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, an Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. The procedures to address conflicts of interest, if any, are described below for each Portfolio Manager. Portfolio managers must adhere to policies and procedures designed to address any potential material conflicts of interest. For instance, portfolio managers are responsible for all accounts within certain investment disciplines when allocating resources. Additionally, portfolio managers allocate opportunities among portfolios in a fair and equitable manner. ZCM has adopted policies and procedures that address potential conflicts of interest that may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account, such as conflicts relating to the allocation of limited investment opportunities, the order of

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executing transactions when the aggregation of the order is not possible, personal investing activities, structure of portfolio manager compensation and proxy voting of portfolio securities.

While there is no guarantee that such policies and procedures will be effective in all cases, ZCM believes that its policies and procedures and associated controls relating to potential material conflicts of interest involving the Fund and its other managed funds and accounts have been reasonably designed.

The Ithaka Group LLC (“Ithaka”) – Ithaka has responsibility for managing multiple client accounts and, as such, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, Ithaka may receive fees from certain client accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts.

Ithaka and its associates attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, Ithaka may recommend or cause a client to invest in a security in which another client of Ithaka has an ownership position. Ithaka has adopted certain procedures intended to treat all client accounts in a fair and equitable manner. In the case where Ithaka seeks to purchase or sell the same security for multiple client accounts, Ithaka may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average share price for the bunched order on the same business day.

Pier Capital LLC – Alexander Yakirevich must adhere to policies and procedures adopted by Pier Capital, LLC designed to address any potential material conflicts of interest. For instance, all portfolio managers are responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate from such investment discipline when allocating resources. Additionally, the Sub-Adviser and its advisory affiliates utilize a system for allocating investment opportunities among portfolio that is designed to provide a fair and equitable allocation. Absent client specific portfolio restriction or another valid portfolio related reasons, the firm’s Equity Trader trades all accounts through a block trade and, depending on the order size; the average share price is either prorated across all accounts or is randomly allocated.

NS Partners Ltd. (“NS Partners”) – NS Partners has responsibility for managing multiple client accounts and, as such, potential conflicts of interest may arise. For instance, NS Partners may receive fees from certain client accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. NS Partners has adopted procedures to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. All client accounts are treated in a fair and equitable manner.

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Arrowstreet Capital, Limited Partnership (“Arrowstreet”) – Arrowstreet offers institutional investors a select range of equity investment strategies that are broadly categorized as global equity, international equity, emerging markets equity and long/short equity.

Arrowstreet’s investment strategies are managed by a cohesive investment team, which consists of the research team and the portfolio management team. Individual strategies are not managed by individual investment professionals but rather all strategies are managed by the same team of professionals. This team approach to trading is designed to ensure that all research ideas and opinions are shared at the same time amongst all accounts without systematically favoring any one account over another.

Arrowstreet manages a large number of client accounts and, as a result, potential conflicts of interest may arise from time to time.  As a result, Arrowstreet has established a number of policies and procedures designed to mitigate and/or eliminate potential conflicts.  Arrowstreet has established policies and procedures with respect to trade execution, aggregation and allocation.  In addition, Arrowstreet maintains a comprehensive code of ethics addressing potential conflicts that could arise between Arrowstreet and its employees and its clients.

Arrowstreet believes that its policies and procedures are reasonably designed to address potential conflicts of interest.

Vontobel Asset Management, Inc (“Vontobel”) – Vontobel recognizes that it may be subject to conflicts of interest that may arise in conducting business as an investment adviser.

Investment Decisions – From time to time, a firm employee (such as a portfolio manager) may have a conflict of interest when making an investment decision for a client, including any benefits he or she, or Vontobel, receives from a third party.

Performance-based Fees – As a result of the additional economic incentives tied to accounts with performance-based fees, an investment adviser may have a conflict of interest when managing such accounts alongside accounts that do not include performance-based fees. In this regard, an investment adviser may have an incentive to allocate favorable trades to, or otherwise favor, the accounts with higher fees. To eliminate this potential conflict of interest, Vontobel has implemented policies and procedures to govern, among other things, how trades are allocated across accounts. These policies require that all accounts in the same strategy generally be managed the same way. In furtherance of these policies, we generally require that all accounts within a strategy hold the same securities, that trades for all accounts within a given strategy are allocated in a like fashion and that such accounts trade at the same time.

MetLife Investment Management LLC (“MetLife”) – Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to day portfolio management responsibilities with respect to more than one fund or account. MetLife (“MetLife”) is wholly owned by MetLife, Inc. and is part of MetLife Inc.’s Institutional investment management business, and is affiliated with many types of U.S. and non-U.S. financial service providers, including other investment advisers, broker-dealers and insurance companies. MetLife affiliates also invest their own capital in a broad range of investments.

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These investments may give rise to numerous situations where interests may conflict, including issues arising out of the investments of MetLife affiliates in entities or assets in which the fund may invest or MetLife may be prohibited from pursuing certain investment opportunities for the fund due to regulatory or legal restrictions or constraints that may not have been applicable had MetLife affiliates not also invested in the same entity.

MetLife has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect portfolio management decisions; however, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks.

MetLife and/or its affiliates manage accounts certain accounts subject to performance-based fees or may have proprietary investments in certain accounts. The side-by-side management of the fund and these other accounts may raise potential conflicts of interest with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions. The performance of the fund’s investments could be adversely affected by the manner in which the MetLife and/or its affiliates enter particular orders for all such accounts. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited supply and allocation of investment opportunities generally, could raise a potential conflict of interest, as MetLife and/or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

MetLife and its affiliates have adopted a policy to allocate investment opportunities in a fair and equitable manner among client accounts. Orders for the same security on the same day are generally aggregated consistent with MetLife’s duty of best execution; however, purchases of fixed income securities cannot always be allocated pro rata across all client accounts with similar investment strategies and objectives. MetLife will attempt to mitigate any potential unfairness using an objective methodology that in the good faith judgment of MetLife permits a fair and equitable allocation over time.

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MetLife will manage the fund and other client accounts in accordance with their respective investment objectives and guidelines. As a result, MetLife may give advice, and take action with respect to any current or future other client accounts that may be opposed to or conflict with the advice MetLife may give to the fund, or may involve a different timing or nature of action than with respect to the fund. Where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increases the holding in such security. The results of the investment activities of the fund may differ significantly from the results achieved by MetLife for other client accounts.

Grantham Mayo Van Otterloo & Co. LLC (“GMO”) – Because each portfolio manager manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager and potential conflicts in the allocation of investment opportunities between the Fund and the other accounts.

Conflicts may also arise in cases when clients with different strategies invest in different parts of an issuer’s capital structure or different classes of securities issued by such issuer, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. Actions by investors in one part of the capital structure could disadvantage investors in another part of the capital structure. It is also possible that GMO may cause a client to engage in short sales of or take a short position in an investment owned or being purchased by other client accounts managed by GMO or vice versa. These positions and actions may adversely affect or benefit different clients at different times. In addition, purchases or sales of the same investment may be made for two or more clients on the same date. In some cases GMO may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on GMO, or may sell investments for certain clients (in each case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold). Foregone investment opportunities or actions may adversely affect the performance of a client’s account if similarly attractive opportunities are not available or cannot be identified. There can be no assurance that a client will not receive less (or more) of a certain investment than it would otherwise receive if GMO did not have a conflict of interest among clients. In effecting transactions, it may not be possible, or consistent with the investment objectives of GMO’s various clients, to purchase or sell securities at the same time at the same prices. For additional discussion of GMO’s conflicts of interests, please refer to GMO’s Form ADV.

American Assets Capital Advisers, LLC (“AACA”) - AACA has responsibility for managing multiple client accounts and, as such, potential conflicts of interest may arise. For instance, AACA may receive fees from certain client accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts and not others. AACA attempts to avoid conflicts of interest that may arise as a result of the management of multiple client accounts and has procedures to avoid or minimize conflicts of interest.

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AACA will allocate transactions and opportunities among the various accounts it manages in a manner it believes to be equitable, considering each account’s objectives, programs, limitations, and capital available for investment, but even accounts with similar objectives will often have different investment portfolios. Further, in some cases, the various accounts may seek to buy or sell the same security or other investment at the same time. In those cases, to minimize the conflict, AACA may combine purchase and sale orders on behalf of one or more accounts with orders for those of other account(s). When it does so, it will generally allocate the proceeds from those transactions on an average price basis among the various participants. At times, however, AACA may cause the various accounts to effect transactions that differ in substance, timing, and amount. This may be due to, among other things, differences in investment objectives or other factors affecting the appropriateness or suitability of particular investment activities to the accounts, limitations on the availability of particular investments, or transactional opportunities or differences in withdrawal or redemption rights.

There may be occasions where AACA will execute aggregate portfolio transactions of the same security for numerous accounts, particularly where accounts have similar investment objectives. Although that creates a conflict of interest because such transactions could be either advantageous or disadvantageous to one or more particular accounts, AACA will effect those transactions only when it believes that to do so will be in the best interest of the affected accounts. When such aggregated transactions occur, the objective will be to allocate on an average cost basis or in a manner that is deemed equitable to the accounts involved.

Additionally, AACA may invest in the same securities as its clients, including the Fund. This creates a conflict of interest because associated persons have an incentive to favor their own accounts over those of clients, and the associated person could benefit from market activity by a client in a security held by that person. In order to minimize these conflicts, investment activities for clients and the AACA’s associated persons are reviewed carefully and regularly in accordance with the AACA’s Code of Ethics to ascertain whether any conflicts of interest are presented by such investments and to reasonably prevent conflicts of interest between AACA and its clients. Further, trades for associated persons’ personal accounts are required to be pre-approved, and client accounts always trade first if the Firm plans to trade the same security for a client when the associated person also wants to trade that security. Moreover, under polices adopted by and in accordance with the fiduciary duties of AACA, any conflict will be resolved in favor of the client.

For additional discussion of AACA’s conflicts of interest, please refer to AACA’s Form ADV.

PGIM Quantitative Solutions LLC (“PQS”) - PQS strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. PQS seeks to address such actual or potential conflicts through elimination, disclosure, or management, of the conflict, through the adoption of policies and procedures. PQS follows Prudential's standards on business ethics, personal securities trading, and information barriers. PQS has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, as well as supervisory procedures.

Side-by-Side Management of Accounts and Related Conflicts of Interest

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Side-by-side management of multiple accounts can create incentives for PQS to favor one account over another. Examples include, managing accounts: (i) with asset-based fees alongside accounts with performance-based fees (which could create an incentive for PQS to favor one account over another); (ii) that only allow PQS to hold securities long as well as accounts that permit short selling (which creates the possibility that PQS is taking inconsistent positions with respect to a particular security in different client accounts); (iii) of different sizes and with different strategies (creating an incentive when allocating investment opportunities to favor accounts that pay a higher fee or generate more income for PQS as larger accounts typically generate more fees and some strategies have higher fees). In addition, PQS manages accounts on behalf of its affiliates as well as unaffiliated accounts (PQS could have an incentive to favor accounts of affiliates over others). PQS also manages certain funds and strategies whose performance is considered in determining long-term incentive plan benefits for certain investment professionals.

The above-described conflicts could influence PQS’ allocation of investment opportunities as well as its timing, aggregation and allocation of trades. PQS’ Conflicts of Interest and related policies are designed to address these conflicts and stress that investment decisions be made in accordance with the fiduciary duties owed to each account without giving consideration to PQS or PQS personnel’s pecuniary, investment or other financial interests. PQS’ policies regarding allocation and aggregation are to treat all accounts fairly and equitably over time. Generally, PQS’ investment strategies require that PQS invest its clients’ assets in publicly traded securities (PQS does not participate in IPOs). PQS’ investment strategies are team managed, reducing the likelihood that one portfolio would be favored over other portfolios managed by the team. These factors reduce the risk that PQS could favor one client over another in allocating investment opportunities.

PQS’ Relationships with Affiliates and Related Conflicts of Interest.

As an indirect wholly-owned subsidiary of Prudential Financial, PQS is part of a diversified, global financial services organization. PQS is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.

PQS may be restricted by law, contract or other constraints as to how much (if any) of a particular security it may purchase/sell on behalf of a client, and as to the timing of same. Sometimes these restrictions apply as a result of PQS’ relationship with Prudential and its other affiliates. For example, PQS’ holdings of a security on behalf of clients are required, under regulations, to be aggregated with the holdings of that security by other Prudential affiliates. These holdings could exceed certain aggregate reporting/ownership thresholds. PQS may restrict purchases, sell existing investments, or otherwise restrict, forego or limit the exercise of rights to avoid crossing such thresholds because of the potential consequences to PQS, Prudential or PQS’ clients if thresholds are exceeded. PQS could also receive material, non-public information (MNPI) regarding a particular issuer from an affiliate and, as a result, be unable to execute purchase/sale transactions in securities of that issuer for clients. PQS is generally able to avoid receiving MNPI from affiliates by maintaining information barriers. PQS’ trading of Prudential common stock for client portfolios also presents a conflict of interest, as such, PQS does so only when permitted by its clients.

Conflicts Related to PQS’ Financial Interests and the Financial Interests of PQS’ Affiliates.

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PQS, Prudential Financial, Inc. and other affiliates of PQS have financial interests in, or relationships with, companies whose securities PQS holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PQS or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PQS for its client accounts. PQS’ affiliates hold public and private debt and equity securities of many issuers. PQS invests in some of the same issuers for its client accounts but at different levels in the capital structure. In general, conflicts related to the financial interests described above are addressed by the fact that PQS makes investment decisions for each client independently considering the best economic interests of such client.

Certain of PQS’ employees may offer and sell securities of, and interests in, commingled funds that PQS manages or sub-advises. Employees may offer and sell securities in connection with their roles as registered representatives of Prudential Investment Management Services LLC (a Broker-Dealer affiliate), or as officers, agents, or approved persons of other affiliates. There is an incentive for PQS’ employees to offer these securities to investors regardless of whether the investment is appropriate for same (as increased assets in these vehicles will result in increased advisory fees to PQS). In addition, although sales commissions are not paid for such activities, such sales could result in increased compensation to the employee. To mitigate this conflict, PQS performs suitability checks on new clients as well as annually for all clients.

Compensation

Virtus Fixed Income Advisers, LLC, Newfleet Asset Management division (“Newfleet”) – Newfleet is committed to attracting and retaining the highest caliber employees and investment talent. The company’s compensation and benefits program is comprehensive and designed to reward performance and commitment to the shareholders of our parent, Virtus. Newfleet personnel receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance.

Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus corporate board approval, and opportunities to defer their compensation and reduce tax implications.

Following is a more detailed description of Newfleet’s compensation structure.

Base Salary – Each individual is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Management uses independent, third-party compensation surveys of the investment industry to evaluate competitive market compensation for its employees.

Incentive Bonus – Incentive bonus pools for non-investment personnel are generally based upon Newfleet and the parent company’s overall profitability. Annual incentive payments for investment personnel are based on targeted compensation levels, adjusted for profitability and investment performance factors, and a subjective assessment of contribution to the team effort. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. For compensation purposes, a fund’s

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performance is generally measured over one-, three-, and five-year periods and an individual manager’s participation is based on the performance of each fund/account managed. The short-term incentive payment is generally paid in cash, but a portion may be payable in Virtus RSUs.

Other Benefits – Employees are also eligible to participate in broad-based plans offered, which include 401(k), health, and other employee benefit plans.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. We believe we have appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

PineBridge – Compensation for all PineBridge Portfolio Managers consists of both a salary and a bonus component. The salary component is a fixed base salary, and does not vary based on a Portfolio Manager’s performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus component is generally discretionarily determined based both on a Portfolio Manager’s individual performance and the overall performance of PineBridge. In assessing individual performance of Portfolio Managers, both qualitative performance measures and also quantitative performance measures assessing the management of a Portfolio Manager’s funds are considered. A Portfolio Manager may be offered a long-term incentive/performance unit plan (LTI) to share in the long-term growth of the company. The LTI Plan allows for the granting of incentive units representing equity interests in the company with the main objective of attracting and retaining talent, incentivizing employee long-term performance and ensuring employee alignment of interests with the firm’s long-term vision and goals..

Virtus Fixed Income Advisers, LLC, Stone Harbor Investment Partners division (“Stone Harbor”) – Stone Harbor and its parent company Virtus Investment Partners, Inc. believe that the compensation program is adequate and competitive to attract and retain high-caliber investment professionals, including the investment professionals responsible for the management of the Dunham International Opportunity Bond Fund. The overall compensation structure for all Stone Harbor personnel is based on two primary components: base salary and incentive bonus. Performance is a component of the incentive bonus for investment professionals and is generally measured versus assigned benchmarks as measured on a one-, three- and five-year horizon. Stone Harbor personnel are also offered a comprehensive benefits package.

Great Lakes – Great Lakes’ investment professionals are eligible for attractive compensation packages comprised of base salaries, a tracking shares program, as well annual cash bonus compensation. The deferred compensation aspect of an employee’s annual bonus allows senior leadership/investment personnel to invest in the firm’s strategies. Great Lakes believes this increases an already strong retention rate and further strengthens its confidence in their investment process and philosophy. Bonuses vary and are ultimately determined by Great Lakes’ Chief Investment Officer and Chief Executive Officer. Bonuses for investment professionals are based primarily on their

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contributions as portfolio managers and/or analysts, but also incorporate other intangibles contributing to the firm’s overall success.

Great Lakes believe this structure encourages individuals to strive for success, both for themselves, as well as for the Firm. Based on compensation studies completed by an industry consultant, we believe our compensation structure/levels to be competitive within our industry. We believe the strong retention rate and tenure of our investment professionals further validates our compensation approach and provides the organizational stability critical for long-term success.

ZCM - Portfolio managers are compensated in various forms. They receive a salary which is reviewed annually and is fixed throughout the year. It is not based on the performance of the fund or on the value of the assets held in the fund’s portfolio. Additionally, portfolio managers receive a discretionary bonus that is based in part on the revenue of the products managed by the portfolio management team. There is no difference between the method used to determine a portfolio manager’s compensation with respect to the fund and other accounts.

Ithaka – Mr. O’Gorman and Mr. Colyer are compensated by the sub-adviser with an annual salary and bonus, both of which vary from year to year based on a variety of factors.  The portfolio managers' compensation is not linked by formula to the absolute or relative performance of the Fund, the Fund's net assets or to any other specific benchmark.  Because Mr. O’Gorman and Mr. Colyer are owners of the Sub-Adviser, their compensation is determined in large part by the Sub-Adviser's overall profitability, an important component of which is the level of fee income earned by the Sub-Adviser.

Pier Capital, LLC –Alexander Yakirevich receives a fixed salary based on tenure and experience from Pier Capital, LLC. In addition, as an owner, Mr. Yakirevich shares in the profits of the firm.

NS Partners - NS Partners’ compensation structure is specifically designed to attract, motivate, and retain talented professionals. All senior professionals participate directly in the success of the firm through equity ownership, which is tied to each partner’s individual contribution. The profits of the business are distributed on a quarterly basis to partners in proportion to their stake. Responsibility and contribution are reviewed annually by the partners and equity share adjusted accordingly.

The firm offers a competitive benefits package and a flexible, team-oriented work environment. This creates a collegiate atmosphere that employees appreciate and reward with their loyalty. All partners and employees are covered by a group wide life assurance and health plan.

Each non-partner receives a competitive basic salary package and bonus dependent on their performance. Once a solid contribution is underway non partners can move to a ‘principal scheme’ whereby in addition to basic salary and cash bonus they can accrue profit share based on their performance. This will accrue over a few years before it can be drawn down.

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The key investment professionals are business owners in the firm and not directly rewarded for performance or revenues. The majority of their compensation is via equity ownership and the success of the business. Each partner of the firm is paid a basic draw and profits are distributed quarterly according to a partners’ proportional ownership. This aligns partners’ interests with clients as they benefit directly from the continued success of the business. On an annual basis, the partners collectively discuss long term performance contributions. This presents an annual opportunity to re-evaluate equity ownership and to re-align that ownership in accordance with contribution to the Firm in a gradualist manner.

Arrowstreet – Arrowstreet’s compensation system is designed to attract, motivate and retain talented professionals.

Arrowstreet’s compensation structure for investment professionals consists of a competitive base salary and bonus. Bonuses are paid on an annual basis. Bonus targets are set for each individual at each review period, typically the start of every year.  Generally, bonus amounts are determined typically using the following factors: Arrowstreet’s investment performance; Arrowstreet’s business performance; and individual merit. In addition, senior professionals, including portfolio managers, may be offered the opportunity to participate directly in the success of the firm through equity ownership.

Vontobel– Employee compensation essentially comprises a fixed component and a performance related component (bonus). The performance-related component (cash bonus and bonus shares) – which represents a short-term performance incentive – takes account of the financial results of the company and the organizational unit, as well as the employee’s individual contribution to the company’s performance and profits.

In addition, part of employee compensation is paid by Vontobel in the form of long-term incentive components. They are awarded in the form of registered shares of Vontobel Holding AG (performance shares) and are designed to promote loyalty to Vontobel, as well as encouraging employees to focus on the overarching medium term and long-term company objectives defined by the Board of Directors.

The Vontobel compensation system consists of three components:

—	The fixed salary mainly compensates employees for the level of expertise required in their respective functions as well as their professional experience. As previously mentioned, regular benchmarking against peers ensures that the salaries offered to employees are in line with industry standards and remain competitive.
—	In addition to the fixed salary, employees are usually awarded an annual bonus. It is determined by the extent to which their individual objectives, as well as the targets defined for their area of business and the company, have been achieved. The bonus is usually distributed in cash.
—	The third component of the compensation system is the share participation plan. All employees who are awarded a bonus have the option of receiving 25% of it at preferential conditions in the form of registered shares of Vontobel Holding AG.

MetLife – MetLife Investment Management, LLC is a wholly owned subsidiary of MetLife, Inc.  The program is a combination of short and long term elements to compensate investment

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professionals, and non-investment professionals, based on the overall financial success of the firm. The incentive program is primarily comprised of three elements:

(i) Base salary: Base salaries are generally reviewed annually and are based on market competitiveness.

(ii) Short Term Awards: Individual awards in the form of an annual cash bonus are discretionary and non-formulaic based on firm as well as individual performance.  Bonus compensation for senior investment professionals comprises a majority of their total compensation.  This portion of compensation is determined subjectively based on qualitative and quantitative factors. Compensation is impacted by the performance of investments under management (i.e., delivering investment performance to clients consistent with portfolio objectives, guidelines and risk parameters) as well as an individual’s qualitative contributions to the organization.

(iii) Long term Awards: Senior level employees are eligible to receive long term equity incentives. These create the motivation for strong individual and business performance over time and the opportunity for long-term alignment with shareholder return and employee retention.

An investment professional's short and long term awards and the compensation is not tied to any pre-determined or specified level of investment performance.

GMO – Senior members of each team are generally members (partners) of GMO. The compensation of each senior member consisted of a fixed annual base salary and an additional, discretionary, bonus and, in the case of partners, a partnership interest in the firm’s profits. Base salary is determined by taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. The discretionary bonus is paid on the basis of a number of factors, including features designed to align the compensation of the senior members with the performance of the accounts they manage, such as a Fund, over various periods. In some cases the performance of a Fund relative to an index (which may or may not be the Fund’s benchmark) is considered. Such features are intended to promote a closer alignment of interests between those accounts and the senior members managing those accounts. Individual senior members may, however, have some or all of the same economic incentives that GMO itself may have when GMO is eligible to earn a performance fee (see “Portfolio Transactions”). Specifically, even if GMO is not earning or eligible to earn a performance fee (none of the Funds pay GMO a performance-based fee), individual senior members may have compensation-related incentives to make riskier investments, pursue riskier Fund strategies, seek less downside risk when a Fund has outperformed its benchmark and allocate superior investment ideas to GMO client accounts capable of generating higher performance-related compensation. The level of partnership interest is determined by taking into account the individual’s contribution to GMO. Because each senior member’s compensation is based, in part, on his or her individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation.

AACA – Compensation for all AACA Portfolio Managers consists of both a salary and a bonus component. The salary component is a fixed-base salary, and does not vary based on a portfolio manager’s performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus component generally is discretionarily determined based both on a portfolio manager’s individual performance and the overall performance

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of AACA. In assessing individual performance of Portfolio Managers, both qualitative performance measures and also quantitative performance measures assessing the management of a portfolio manager’s funds are considered. A portfolio manager also may receive a long-term compensation component, either in the form of a partnership interest in the firm or as a cash-based award, the ultimate value of which would depend upon financial performance of the firm.

 PQS – PQS’ investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. An investment professional’s incentive compensation, including both the annual cash bonus and long-term incentive grant, is largely driven by a person’s contribution to PQS goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person’s qualitative contributions to the organization. An investment professional’s long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is based on the performance of certain PQS strategies, and (ii) 20% of the value of the grant consists of restricted stock of Prudential Financial, Inc. (PQS’ ultimate parent company). Both such values are subject to increase or decrease. The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based solely or directly on the performance of a fund (or account managed by PQS) or the value of the assets of a fund (or account managed by PQS). The annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance of composites representing PQS’ various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which PQS’ strategies are managed, and 2) business results as measured by PQS’ pretax income.

Ownership of Securities – October 31, 2022

Portfolio Manager	Portfolio Managed	Dollar Range of Equity Securities Beneficially Owned
David L. Albrycht, CFA	Dunham Corporate/ Government Bond Fund	None
Stephen Hooker	Dunham Corporate/ Government Bond Fund	None
Steven Oh, CFA	Dunham Floating Rate Bond Fund	None
Laila Kollmorgen, CFA	Dunham Floating Rate Bond Fund	None
Jeremy Burton, CFA	Dunham Floating Rate Bond Fund Dunham High-Yield Bond Fund	None None
John Yovanovic, CFA	Dunham High-Yield Bond Fund	None
Peter J. Wilby, CFA	Dunham International Opportunity Bond Fund	None
James E. Craige, CFA	Dunham International Opportunity Bond Fund	None
David Torchia	Dunham International Opportunity Bond Fund	None
David Scott	Dunham International Opportunity Bond Fund	None
Paul Roukis, CFA	Dunham Large Cap Value Fund	None
Jeff Agne	Dunham Large Cap Value Fund	None
John S. Albert, CFA	Dunham Small Cap Value Fund	$100,001 - $500,000
Kevin A. Finn, CFA	Dunham Small Cap Value Fund	$50,001-100,000
Scott O'Gorman, CFA	Dunham Focused Large Cap Growth Fund	Over $1,000,000
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Andrew Colyer	Dunham Focused Large Cap Growth Fund	None
Alex Yakirevich	Dunham Small Cap Growth Fund	None
Ian Beattie	Dunham Emerging Markets Stock Fund	None
Brian Coffey	Dunham Emerging Markets Stock Fund	None
Oliver Adcock	Dunham Emerging Markets Stock Fund	None
Peter L. Rathjens, Ph.D.	Dunham International Stock Fund	None
John Campbell, Ph.D.	Dunham International Stock Fund	None
Derek Vance, CFA, Ph.D.	Dunham International Stock Fund	None
Manolis Liodakis, Ph.D.	Dunham International Stock Fund	None
Christopher Malloy, Ph.D.	Dunham International Stock Fund	None
Tim Stehle	Dunham Dynamic Macro Fund	None
Robert Borenich	Dunham Dynamic Macro Fund	None
Joshua Lofgren	Dunham Long/Short Credit Fund	None
Doug Francis	Dunham Monthly Distribution Fund	None
Sam Klar	Dunham Monthly Distribution Fund	None
Burland B. East III, CFA	Dunham Real Estate Stock Fund	None
Creede Murphy	Dunham Real Estate Stock Fund	None
Devang Gambhirwala	Dunham U.S. Enhanced Market Fund	None
Marcus M. Perl	Dunham U.S. Enhanced Market Fund	None
Edward J. Tostanoski III, CFA	Dunham U.S. Enhanced Market Fund	None

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to the general supervision of the Board of Trustees of the Trust, each Sub-Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds. Each Sub-Adviser is also responsible for the implementation of those decisions, including the selection of broker/dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

In purchasing and selling each Fund’s portfolio securities, it is the Sub-Adviser’s policy to obtain quality execution at the most favorable prices through responsible broker/dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. However, under certain conditions, a Fund may pay higher brokerage commissions in return for brokerage and research services. In selecting broker/dealers to execute a Fund’s portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to the Sub-Advisers or the Funds. It is not the policy of the Sub-Advisers to seek the lowest available commission rate where it is believed that a broker

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or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

For fixed income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer’s underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Funds. However, the price of the securities generally includes compensation, which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

With respect to equity and fixed income securities, each Sub-Adviser may effect principal transactions on behalf of the Funds with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. The prices the Funds pay to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. Each Sub-Adviser may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

Each Sub-Adviser receives a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which a Fund’s portfolio is likely to be invested. Each Sub-Adviser cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers occasionally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, each Sub-Adviser may be relieved of expenses, which it might otherwise bear. In some cases, research services are generated by third parties but are provided to the Sub-Advisers by or through brokers.

Certain broker/dealers, which provide quality execution services, also furnish research services to each Sub-Adviser. Each Sub-Adviser has adopted brokerage allocation policies embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause its clients to pay a broker which furnishes brokerage or research services a higher

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commission than that which might be charged by another broker which does not furnish brokerage or research services, or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Advisers with respect to the accounts as to which it exercises investment discretion. Accordingly, each Sub-Adviser may assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker.

As discussed above, the Sub-Advisers, unless prohibited by applicable law, may cause a Fund to pay a broker-dealer a commission for effecting a transaction that exceeds the amount another broker- dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker-dealer. Effective January 3, 2018, under the European Union’s Markets in Financial Instruments Directive (“MiFID II”), European Union investment advisers must pay for research from broker-dealers directly out of their own resources, rather than through client commissions.

As a result, NS Partners – Sub-Adviser to the Emerging Markets Stock Fund – is not permitted to use Soft Dollar Products to pay for research from brokers but rather must pay for research out of their own profit and loss or have research costs paid by clients through research payment accounts (“RPA”) that are funded by a specific client research charge or the research component of trade orders.  Such payments for research must be unbundled from the payments for execution.

Also, subject to best price and execution and consistent with applicable securities laws and regulations, the Board of Trustees may instruct a Sub-Adviser to direct brokerage to certain broker-dealers under an agreement whereby these broker-dealers would pay designated Fund expenses. Currently, the Funds have such an agreement with Capital Institutional Services, Inc. However, a Fund may enter into agreements with other broker-dealers as well. The brokerage of one Fund will not be used to help pay the expenses of any other Fund.

Portfolio securities will not be purchased from or sold to each Sub-Adviser, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.

For the fiscal years ended October 31, 2022, October 31, 2021, and October 31, 2020, the Funds paid brokerage commissions of approximately $1,243,368, $1,051,581, and $1,811,743, respectively.

During the fiscal year ended October 31, 2022, the Funds paid brokerage commissions to brokers because of research services provided as follows(1):

Fund	Brokerage Commissions in Connection with Research Services Provided for Fiscal Year Ended 10/31/2022	Aggregate Dollar Amount of Transactions for Which Such Commissions were Paid for Fiscal Year Ended 10/31/2022
Dunham Corporate / Government Bond Fund	None	None
Dunham Floating Rate Bond Fund	None	None
Dunham High-Yield Bond Fund	None	None
Dunham International Opportunity Bond Fund	None	None
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Dunham Large Cap Value Fund	$5,790	$17,579,337
Dunham Small Cap Value Fund	$146, 211	$102,809,244
Dunham Focused Large Cap Growth Fund	None	None
Dunham Small Cap Growth Fund	$127,904	$88,573,462
Dunham Emerging Markets Stock Fund	None	None
Dunham International Stock Fund	None	None
Dunham Dynamic Macro Fund	None	None
Dunham Long/Short Credit Fund	None	None
Dunham Monthly Distribution Fund	$196,023	$1,240,695,672
Dunham Real Estate Stock Fund	$9,895	$9,880,640
Dunham U.S. Enhanced Market Fund*	N/A	N/A
(1)	The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would not be deemed a “commission” for purposes of Section 28(e) by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage services so long as certain conditions were met. Therefore, references to “research charges” as part of the RPA mechanism to satisfy MiFID II requirements can be considered commissions for Section 28(e) purposes.

* Not yet operational.

DETERMINATION OF NET ASSET VALUE

The net asset value per share for each class of shares of each Fund is determined each day the New

York Stock Exchange (“NYSE”) is open, as of the close of the regular trading session of the NYSE that day (normally 4:00 p.m. Eastern Time) (“Valuation Time”), by dividing the value of a Fund’s net assets by the number of its shares outstanding. A Fund will not treat an intraday unscheduled disruption in New York Stock Exchange (“NYSE”) trading as a closure of the NYSE and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the New York Stock Exchange. The NYSE is open Monday through Friday except on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Juneteenth National Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

In determining each Fund’s NAV per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”). If there is no NOCP the value of the security shall be valued at the mean between the current bid and ask prices. Securities traded on a foreign exchange which has not closed by the Valuation Time or for which the official closing prices are not available at the time the NAV is determined may use alternative market prices provided by a pricing service. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate). U.S. government and agency securities are valued at the mean between the most recent bid and asked prices. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by pricing system selected by the Adviser and approved by the Board of Trustees of the Trust. Where such prices are not available, valuations will be obtained from brokers who are market makers for such

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securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and asked prices for over- the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less may be valued at amortized cost, provided such valuations represent par value.

Puts and calls are valued at the last sales price therefore, or, if there are no transactions, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Futures are valued based on their daily settlement value. When a Fund writes a call, an amount equal to the premium received is included in the Fund’s Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted (“marked-to-market”) to reflect the current market value of the call. If a call written by a Fund is exercised, the proceeds on the sale of the underlying securities are increased by the premium received. If a call or put written by a Fund expires on its stipulated expiration date or if a Fund enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized appreciation or depreciation on the underlying securities. If a put held by a Fund is exercised by it, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Fund.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of them most recent quoted bid and asked price. Futures contracts are valued at the daily quoted settlement prices.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

Trading in securities on Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays in various foreign markets on days, which are not business days in New York, and on which a Fund’s net asset value is not calculated. Each Fund calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open.

Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s net asset value is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

HOW TO BUY AND SELL SHARES

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PURCHASES

Shares of each Fund may be purchased at the net asset value (“NAV”) per share next determined, after receipt of an order by the Fund’s transfer agent. All requests received in good order before 4:00 p.m. ET or the closing of the NYSE, whichever occurs earlier (the “cut off time”), will be executed at the NAV computed on that same day. Requests received after the cut off time (except for legal requests made on behalf of certain retirement accounts and other omnibus accounts), will receive the next business day’s NAV. Each Fund will not allow, with its knowledge, and with the exceptions noted in the previous sentence, illegal “Late Trading” of its shares. Although each Fund will use its best efforts to prevent illegal “Late Trading” there can be no assurance that it will always be successful in doing so.

REDEMPTIONS

You have the right to sell (“redeem”) all or part of your shares on any day the Funds are open. Shares will be redeemed at the NAV next computed following the receipt of your redemption request in good order. To be considered in “good order”, all written requests must include an account number, amount of transaction, signature of all owners signed exactly as registered on the account. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $50,000 or more, the signature(s) must be guaranteed by an eligible guarantor institution, which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or credit union that is authorized by its charter to provide a signature guarantee. The Funds’ transfer agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. Further documentation may be required from corporations, administrators, executors, personal representatives, trustees and custodians.

Redemption of shares, or payment for redemptions, may be suspended at times (a) when the NYSE is closed, other than customary weekend and holiday closings; (b) when trading on the NYSE is restricted, as determined by the SEC; (c) in which an emergency exists, as determined by the SEC, so that disposal of a Fund's investments or determination of its NAV is not reasonably practicable; or (d) as the SEC may by order permit for the protection of Fund shareholders.

REDEMPTIONS IN KIND

Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such request is large enough to affect operations. For example, if the request is greater than $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued at the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

TAXES

IN GENERAL

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The following discussion is a summary of certain federal income tax considerations generally affecting the Trust, the Funds of the Trust, and the actual or prospective shareholders of one or more of the Funds. The discussion does not purport to be a complete discussion of the federal income tax consequences of an investment in the Funds and is not intended to constitute tax advice to any person. The discussion does not address the tax consequences of investing in any Fund under the laws of any state or local government, or the laws of any foreign jurisdiction. The discussion below does not apply to any specific category of investor or to all categories of investors, some of which may be subject to special rules. Tax issues relating to the Trust generally are not a consideration for shareholders such as tax-exempt entities and tax advantaged retirement vehicles such as an IRA or 401(k) plan. PERSONS WHO INVEST OR ARE CONSIDERING INVESTING IN THE FUNDS ARE URGED TO CONSULT THEIR TAX ADVISORS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS.

DISTRIBUTIONS

Distributions of net investment income. The Funds receive income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Funds, constitutes the Funds’ net investment income from which dividends may be paid to you. The Funds are permitted to pass-through to its shareholders who are individuals, to be taxed at the applicable capital gains rates, “qualified dividends” the Funds receive. A “qualified dividend” for this purpose is generally a dividend the Funds receive from a corporation organized under U.S. law, the law of a U.S. possession, or the law of a so-called qualified foreign country (other than a corporation that is a “passive foreign investment company” in the year, or the year immediately preceding the year, in which the corporation distributes the dividend to the Funds, if the foreign country has an income tax treaty with the United States that contains an “adequate” information sharing provision.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to United States withholding tax on distributions the Funds make.

Other Reporting and Withholding Requirements.  Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016.  FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of  foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

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DISTRIBUTIONS OF CAPITAL GAINS

Capital gain distributions. The Funds may realize capital gains and losses on the sale or other disposition of its portfolio securities. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Funds. For taxable years beginning before January 1, 2011, the reduced rate applicable to net capital gains applies to capital gain dividends (net long-term capital gains over short-term capital losses) paid by a Regulated Investment Company from the sale of portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income and do not qualify for the reduced rates applicable to long-term capital gains, but are eligible for the reduced ordinary income rates applicable to individuals. Any net capital gains the Funds realize generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Funds.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS

The Funds will inform you of the amount of your income dividends (including “qualified dividends” if you are an individual) and capital gain distributions at the time they are paid, and will advise you of their tax status for Federal income tax purposes shortly after the close of each calendar year. If you have not owned your Funds’ shares for a full year, the Funds may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Funds. Distributions declared in December but paid in January are taxable to you as if paid in December.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

Each Fund intends to elect and qualify or has elected and qualified to be treated as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund generally will pay no federal income tax on the income and gains it distributes to you. The Board reserves the right not to elect or maintain regulated investment company status for the Funds if it determines this course of action to be beneficial to shareholders. In that case, the Funds would be subject to federal corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Funds’ earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS

To avoid Federal excise taxes, the Code requires the Funds to distribute to you by December 31 of each year, at a minimum, the following amounts:

•	98% of its taxable ordinary income earned during the calendar year;
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•	98% of its capital gain net income earned during the twelve month period ending October 31; and
•	100% of any undistributed amounts of these categories of income or gain from the prior year.

The Funds intend to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF SHARES

Redemptions. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal income tax purposes. If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

Redemptions at a loss within six months of purchase. Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Wash sales. All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that, within 30 days before or after the date on which you redeem your shares, you buy other shares in a Fund (through reinvestment of dividends or otherwise). Any loss disallowed under these rules should be added to your tax basis in your newly acquired shares. Please consult your tax-advisor for further information.

U.S. GOVERNMENT SECURITIES

The income earned on certain U.S. government securities is exempt from state and local income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Funds. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

For corporate shareholders, it is anticipated that a portion of the dividends paid by certain Funds will qualify for the dividends-received deduction (an “eligible dividend”). Corporate shareholders may be allowed to deduct these eligible dividends, thereby reducing the tax that they otherwise would be required to pay.

The dividends-received deduction is available only with respect to eligible dividends designated by the Fund as qualifying for this treatment. Eligible dividends generally are limited to dividends a

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domestic corporation distributes to the Funds. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS

A Fund may invest in REITs. A REIT is a corporation or a business trust that would otherwise be taxed as a corporation except that it meets certain requirements of the Code. In general, the Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a “pass-through” vehicle for federal income tax purposes. In order to qualify as a REIT, a company must meet certain income and distribution tests (among other items). REITs generally do not produce qualified dividend income.

INVESTMENT IN COMPLEX SECURITIES

The Funds may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you.

Derivatives and similar instruments. The following additional investment strategy and risk information relates to each Fund that may invest in derivatives.

SEC Rule 18f-4 regulates the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. A Fund’s trading of derivatives and other transactions that create future payment or delivery obligations is subject to a value-at-risk (“VaR”) leverage limit, certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Fund qualifies as a “limited derivatives user,” as defined in the final rule. Under the rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. The SEC also provided guidance in connection with the rule regarding use of securities lending collateral that may limit the Funds’ securities lending activities. In addition, under the rule, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of a Fund to use derivatives and the other relevant transactions as part of its investment

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strategies. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. The Investment Adviser cannot predict the effects of these requirements on the Funds. The Investment Adviser intends to monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Additionally, a Fund’s transactions in foreign currencies, foreign currency denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of a foreign currency.

Constructive sales. A Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position”, causing it to realize gain, but not loss, on the position.

Leverage. If a Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund’s payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a regulated investment company and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Tax straddles. A Fund’s investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes. Securities acquired as part of a “hedging transaction” may not be treated as a capital asset, and any gain or loss on the sale of these securities would be treated as ordinary income (rather than capital gain) or loss. This rule could apply to any offsetting positions the Fund enters into to reduce its risk of loss.

Securities purchased at discount. A Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up, or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Each of the investments described above is subject to special tax rules that could affect the amount, timing and/or tax character of income realized by the Fund and distributed to you.

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Tax Attributes. At October 31, 2022, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration date as follows:

				Capital Loss Carry
Fund	Short-Term	Long-Term	Total	Forward Utilized
Corporate/Government Bond	$1,842,909	$869,966	$2,712,875	$—
Floating Rate Bond	3,989,496	13,619,040	17,608,536	—
High-Yield Bond	3,573,016	5,746,488	9,319,504	—
International Opportunity Bond	1,875,030	3,051,348	4,926,378	—
Large Cap Value	—	—	—	—
Small Cap Value	—	—	—	—
Focused Large Cap Growth	3,387,897	1,953,265	5,341,162	—
Small Cap Growth	13,126,776	200,911	13,327,687	—
Emerging Markets Stock	11,512,090	2,330,832	13,842,922	—
International Stock	2,486,969	—	2,486,969	—
Dynamic Macro	1,600,090	266,631	1,866,721	—
Long/Short Credit	—	—	—	—
Monthly Distribution	—	—	—	—
Real Estate Stock	10,656,594	—	10,656,594	—

Backup Withholding. If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to backup withholding with respect to (a) taxable dividends and distributions, and (b) the proceeds of any redemptions of shares of the Fund. An individual’s taxpayer identification number is his or her social security number. Backup withholding is not an additional tax and will be credited against a taxpayer’s regular Federal income tax liability.

ORGANIZATION OF THE TRUST

As a Delaware business trust entity, the Trust need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment objectives, policies, and restrictions of the Funds; and (3) filling vacancies on the Board of Trustees of the Trust in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Funds have the obligation to assist in such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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BBD, LLP whose address is 1835 Market Street, 3rd floor, Philadelphia, PA 19103, serves as the Funds’ independent registered public accounting firm providing audit and tax services.

LEGAL MATTERS

Legal advice regarding certain matters relating to the federal securities laws applicable to the Funds and the offer and sale of their shares has been provided by Dechert LLP, 633 West 5th Street, Suite 4900, Los Angeles, CA 90071.

FINANCIAL STATEMENTS

The financial statements of the Funds for the fiscal year ended October 31, 2022, which are included in the Funds’ Annual Report to Shareholders dated October 31, 2022, are incorporated herein by reference. These financial statements include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes and (for the Annual Reports) independent registered public accounting firm’s report. You can obtain a copy of the Funds’ Annual and Semi-Annual Reports without charge by calling the Funds at (888) 3DUNHAM (338-6426).

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APPENDIX A – RATINGS

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

     Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future payments cannot be considered as well assured. Often the protection of interest and principal may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies the numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS

     Aaa. Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin

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and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A are judged to be upper medium grade obligations. Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of other terms of the contract over long periods may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be elements of danger present with respect to principal or interest.

DESCRIPTION OF S&P CORPORATE BOND RATINGS

     AAA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

     A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

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     BB and B. Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF S&P'S MUNICIPAL BOND RATINGS

     AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

     A. Debt rated A is regarded as safe. This rating differs from the two higher ratings because, with respect to general obligation bonds, there is some weakness that, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good but not exceptional and stability of pledged revenues could show some variations because of increased competition or economic influences in revenues.

     BBB. Bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the A category.

     BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt, however, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

     B. Debt rated B has a greater vulnerability to default bit presently has the capacity to meet interest and principal payments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC. Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

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DESCRIPTION OF FITCH'S MUNICIPAL BOND RATINGS

     Debt rated “AAA”, the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     Debt rated “AA” is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong.

     Debt rated “A” is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings.

     Debt rated “BBB” is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment.

     Debt rated “BB” is considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes, however, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     Debt rated “B” is considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     Debt rated “CCC” has certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position within the category.

DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Moody's ratings for state and municipal notes and other short-term loans are designated “Moody's Investment Grade” (“MIG”). Such ratings recognize the differences between short-term credit risk and long-term risk. A short-term rating designated VMIG may also be assigned on an issue having a demand feature. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term borrowing. Symbols used will be as follows:

     MIG-l/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

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     MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

DESCRIPTION OF S&P'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Standard & Poor's tax exempt note ratings are generally given to such notes that mature in three years or less. The two higher rating categories are as follows:

     SP-1.Very strong or strong capacity to pay principal and interest. These issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2.Satisfactory capacity to pay principal and interest.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

     Commercial paper rated Prime-l by Moody's are judged by Moody's to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well insured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

     Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Commercial paper rated A by S&P have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issuers rated A are further refined by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Those issuers rated A-1 that are determined by S&P to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from F-1+ which represents exceptionally strong credit quality to F-4 which represents weak credit quality.

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APPENDIX B – PROXY VOTING FOR THE SUB-ADVISERS

Proxy Voting Policy

April 13, 2022

Introduction

Our policy is to vote securities held in client portfolios consistent with our fiduciary duty of care and loyalty and in a manner consistent with the best interest of our clients and, in the case of benefit plans subject to ERISA, in the best interest of their plan participants and beneficiaries. This policy applies to client securities for which we have discretionary voting authority. Our proxy voting authority is evidenced in the client’s account agreement or other written client communication. Capitalized terms used in this policy and not defined have the meaning ascribed in the Compliance Manual.

Use of Third Party Proxy Service Provider

We have retained Institutional Shareholder Services (ISS), a leading global proxy service provider, to provide proxy voting services to our client portfolios. ISS services include the following:

•	monitoring global events affecting the issuers of securities held in client portfolios as required to cast informed votes;

•	voting client portfolio securities, consistent with agreed upon voting policies and guidelines, in a timely manner; and

•	maintaining certain records concerning the foregoing required by applicable law, rule or regulation, including the U.S. Securities and Exchange Commission (SEC) and U.S. Department of Labor (DOL).

Rationale for Using Third Party Proxy Service Provider

We believe that engaging ISS for proxy voting services is in the best interest of our clients because ISS has a demonstrated comparative advantage relative to our firm’s resources and expertise in this area. In particular, ISS has:

•	a large dedicated team of experts, researchers and thought leaders in corporate governance and ESG matters utilizing both subject-matter and local market expertise;

•	global monitoring capabilities to identify corporate voting events, and public information related to such events, affecting issuers of client portfolio securities (including issuer proxy materials and updates thereto);

•	robust benchmark proxy voting guidelines developed using its internal experience and expertise, as well as input from institutional investors and global issuers, supporting well-researched and informed votes;

•	an established proxy voting technology platform; and
•	appropriate compliance policies and procedures, including procedures for addressing material conflicts of interest in its business should any arise.

Further, we believe engaging ISS for proxy voting services is in the best interests of our clients because corporate matters

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subject to shareholder votes tend to be less impactful to our investment process and our stated risk adjusted return objectives for our client portfolios. Our investment process utilizes quantitative methods that identify and incorporate investment signals into its proprietary return, risk and transaction cost models. Our investment professionals do not typically engage in traditional equity asset management activities, such as researching individual companies, reviewing or analyzing regulatory filings (such as annual and quarterly reports and proxy materials) or engaging directly with company executives. ISS has a demonstrated comparative advantage in this area.

Use of Automated Proxy Service

We utilize ISS’ automated voting process, through which ISS generally completes and submits our clients’ proxy votes in accordance with agreed upon voting policies without the votes being reviewed in advance by us. Since ISS submits the votes without our prior review, we do not analyze soliciting materials released by an issuer after ISS has made its voting recommendation but before votes are submitted (and we do not have any particular comparative advantage in this area relative to ISS’ established capabilities and processes). We do, however, assess (typically on an annual basis) ISS’ procedures to review such soliciting materials released by issuers, and have instructed ISS to cast votes as close to the voting deadline as is reasonably practicable, so that ISS can take such information into account in making voting decisions.

Third Party Proxy Service Provider Benchmark Voting Policies

ISS maintains a set of benchmark proxy voting policies that are published on ISS’ official website (issgovernance.com). These policies are typically updated annually through ISS’ internal review process which takes into account feedback from the institutional investor community and global issuers on corporate and governance best practices. We review these policies on an annual basis prior to the policies being applied to client portfolios to determine whether we believe such policies are consistent with the objective of maximizing shareholder value.

Unless otherwise instructed otherwise by a client (which is not typical among our clients), we apply ISS’ benchmark proxy voting policies across all client portfolios uniformly. We believe a uniform set of guidelines is appropriate because we apply the same uniform investment process across all client portfolios with the same uniform investment objective of maximizing risk adjusted returns for our client portfolios. For clients that require a more customized policy (e.g., to address client specific policy matters), we will collaborate with such client and ISS to implement a custom policy to address such requirements consistent with our investment process.

We may, in our discretion, choose to override a decision of ISS with respect to a proxy vote in circumstances where ISS discloses a material conflict of interest prior to a voting deadline and we determine that doing so would be in the best interests of our clients. For more information, see “Conflicts of Interest” below.

Third Party Proxy Service Provider Selection and Monitoring

As part of the selection and monitoring process we assess the following (typically on an annual basis):

•	the quality of the proxy service provider’s staffing and personnel;

•	the technology and information used to form the basis of the proxy service provider’s voting recommendations;

•	the processes and methodologies the proxy service provider uses in formulating its voting recommendations, including its ability to ensure that its proxy voting recommendations are based on current and accurate information, when and how the proxy service provider engages with issuers and third parties and the procedures the proxy service provider follows when an issuer releases soliciting materials after ISS has issued its voting recommendation but before votes are submitted;

•	the adequacy of the proxy service provider’s disclosure of its processes and methodologies;

•	the proxy service provider’s policies and procedures for identifying, disclosing and addressing potential conflicts of interest, including conflicts that generally arise from providing proxy voting recommendations,
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proxy services and related activities;

•	any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm; and

•	whether the proxy voting advisor is required to maintain information about the votes of our clients confidential.

In addition, we perform the following monitoring procedures on an annual, semi-annual, quarterly and monthly basis:

  Annual. On no less than an annual basis, we review the adequacy of ISS’ (i) staffing and personnel; (ii) policies and procedures relating to the voting of proxies, including when and how ISS engages with and seeks input from issuers and third parties; (iii) policies and procedures for identifying, disclosing and addressing potential conflicts of interest, including conflicts that generally arise from providing proxy voting recommendations, proxy services and related activities; (iii) technology and information used to form the basis of ISS’ voting recommendations; (iv) disclosure of its procedures and methodologies in formulating voting recommendations; and (v) updates to its methodologies, guidelines and voting recommendations on an ongoing basis, including in response to feedback from issuers and their shareholders.

  Semi-Annually. On no less than a semi-annual basis, we conduct a sampling of client proxy votes and underlying proxy research reports to confirm, on a post-vote basis, that ISS proxy voting recommendations were based on current and accurate information (such sample to consist of a comparison of the underlying proxy materials relative to the applicable ISS proxy research report). If we determine that a recommendation of ISS was based on a factual error, incompleteness or methodological weaknesses in ISS’ analysis that materially affected one or more votes for a client portfolio, we will take reasonable steps to investigate the matter taking into account, among other things, the nature of the error and the related recommendation, and seek to determine whether ISS is taking reasonable steps to seek to reduce similar errors in the future. As part of such investigation, we shall consider any information that we deem appropriate, which may include, among other things:

o	ISS’ process for ensuring that it has complete and accurate information about the issuer and each particular matter;

o	Our ability, if any, to access the issuer’s views about ISS’ voting recommendations;

o	ISS’ efforts to correct any identified material deficiencies;

o	ISS’ disclosure regarding the sources of information and methodologies used in formulating voting recommendations and executing voting instructions; and

o	ISS’ consideration of factors unique to specific issuers and proposals when evaluating matters subject to a shareholder vote.

  Quarterly. On no less than a quarterly basis, we conduct a sampling of client proxy votes and underlying proxy research reports to confirm that they are voted in a manner consistent with the ISS Proxy Guidelines.

  Monthly. On a monthly basis we conduct a sampling of client proxy votes and underlying proxy research reports to confirm, on a pre-vote basis, that ISS proxy voting recommendations are based on current and accurate information (such sample to consist of a comparison of the underlying proxy materials relative to the applicable ISS proxy research report). If we determine that a recommendation of ISS is based on a factual error, incompleteness or methodological weaknesses in ISS’ analysis that would otherwise materially affect one or more votes for a client portfolio, we will take reasonable steps to investigate the matter taking into account the information outlined above relative to the semi-annual, post-vote review and engage with ISS to the extent practicable prior to the voting the applicable proxy.

We also receive monthly reporting from ISS on the following matters during the applicable period:

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o	Material changes to ISS’ conflict of interest policies or procedures;

o	Changes or updates to ISS’ business so that we can determine whether such changes or updates are relevant to an assessment of ISS’ ability to provide proxy voting advice;

o	Conflicts of interest identified in connection with a proxy vote for a client portfolio that were not appropriately remediated or escalated in writing to us for remediation;

o	“Votes against” applicable ISS proxy voting guidelines relative to our client portfolios; and

  Ongoing. On an ongoing basis we will coordinate between our firm, the custodian(s)/administrators of client portfolios subject to this policy, and ISS to facilitate the delivery of proxies and related materials for the respective client securities in a timely manner (it being understood, however, that our ability to vote proxies is dependent on the timely and accurate delivery of proxy data from the applicable custodian/administrator to ISS which may be delivered too late to take action, or not at all).

In addition, we will review the adequacy of this policy not less than annually to confirm that the policy (i) has been implemented in accordance with its terms and (ii) has been formulated reasonably and implemented effectively, including whether the policy is reasonably designed to ensure that proxies are voted in the best interests of clients as described above.

Environmental, Social and Governance (ESG) Voting

Environmental, social and corporate governance (ESG) principles are taken into account in our service provider’s standard proxy voting policies that we review and consider on an annual basis. In addition, upon the request of a client, we may implement enhanced ESG specific voting procedures with respect to the securities held in such client’s portfolio. For such clients, we contract with ISS to cast votes based on a specialized ISS proxy voting policy which is based on the Principles for Responsible Investment. ISS then monitors events affecting the issuers of securities as required to cast informed votes based on these principles, makes decisions on voting securities and maintains necessary records on the votes cast. We will pay for the cost of such services. ESG specific voting procedures have been implemented in certain Arrowstreet Sponsored Funds that orient their portfolios on the basis of certain ESG factors. We do not expect to add ESG specific voting procedures to our other Arrowstreet Sponsored Funds.

Third Party Service Provider Fees

We pay for the cost of ISS’ proxy voting services, except in the case of individually tailored proxy voting guidelines, in which case the cost of such service may be negotiated with the client.

Recordkeeping

The Chief Compliance Officer will maintain, or cause ISS to maintain, the following records under this policy for such period as is required by SEC Rule 204-2 (currently five (5) years) or for such longer period as may be requested in writing by a client or by applicable law:

  Arrowstreet. We will maintain the following records with regard to this policy:

    Copies of this policy (and revisions thereto);

    A copy of each written client request for information on how we or ISS voted that client’s shares, and a copy of any written response by us to any written or oral client request for such information;

    A copy of each document prepared by us that was material to making a decision on how to vote proxies on behalf of a client, or that records the basis for the decision;

    A record of each vote cast by the firm on behalf of a client in which we override ISS’ recommendation;
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    Documentation relating to any conflict of interest review undertaken by the Chief Compliance Officer; and

    Documentation relating to the due diligence and review of the proxy service provider.

  ISS. We will cause ISS (a registered investment adviser) to (i) maintain the following records under this policy for such period as is required by SEC Rule 204-2 (currently five (5) years) or for such longer period as may be requested in writing by the firm and (ii) produce such records promptly on request:

    Copies of ISS’ Proxy Voting Guidelines and policies and procedures relating to the voting of proxies and management of conflicts of interest (and revisions thereto);

    A copy of each proxy statement received regarding client securities, other than any that is available via the SEC’s EDGAR system;

    A copy of each research report prepared by ISS material to making a decision on how to vote proxies on behalf of our clients; and

    A record of each vote cast by or on behalf of the firm with respect to client shares.

Conflicts of Interest

We believe that, as a result of utilizing ISS, conflicts of interest between the firm and a client in the proxy voting context will be rare. However, conflicts of interest may arise (i) when ISS notifies us of a conflict of interest involving a proxy recommendation and, as a result, we exercise discretion as to whether following the ISS recommendation is in the best interests of our clients; or (ii) in connection with the selection and maintenance of ISS as third party proxy voting service provider.

The Chief Compliance Officer will review any such conflict of interest and use their best judgment to address any such conflict of interest and ensure that it is resolved in accordance with their independent assessment of the best interests of the relevant clients. Such resolution may include, among other things, the firm seeking voting instructions from any affected client.

If ISS notifies the firm of a conflict of interest with respect to a proxy vote after such vote has been taken, the Chief Compliance Officer shall take such action as they deem necessary or appropriate under the circumstances.

It is our policy not to accept any input from any other person or entity in connection with proxy voting decisions, with the exception of a client directed vote or votes made by ISS. In the event that a firm investment professional is pressured or lobbied either from within or outside of the firm with respect to any particular proxy voting decision, such event shall be reported to the Chief Compliance Officer.

Limitations on Exercising Right to Vote

The following are some limitations on the ability to vote proxies on behalf of clients. This is not intended to be an exhaustive list.

  Shareblocking Markets. We may, in certain cases, refrain from voting if voting could potentially restrict our ability to sell out of a particular name for a certain duration. This is often the case in markets that follow the practice of “shareblocking”. Since voting rights or trading rights can be affected in securities held in shareblocking markets, we generally instruct ISS to refrain from voting in shareblocking markets.

  Securities Lending. Certain clients engage in securities lending programs, under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation.  As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy.  Because neither
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  we nor ISS is generally aware of when a security may be on loan, these securities cannot generally be recalled prior to the record date, and, therefore, in most cases, the shares on loan will not be voted.

  Prime Broker Rehypothecation. Certain clients whose securities are held at a prime broker may be subject to rehypothecation. Shares of an issuer could be rehypothecated while that issuer is conducting a proxy solicitation.  If securities are rehypothecated at the record date, the proxy for that security cannot be voted.  Because neither we nor ISS is generally aware of when a security may be rehypothecated, these securities cannot generally be recalled prior to the record date, and, therefore, in most cases, the shares will not be voted.

  Costs of Voting Proxies; POAs and Other Documentation.  If we determine that the monetary and/or nonmonetary costs to the client of voting in a particular case are likely to exceed the expected economic benefits of voting, ISS may not vote. This is likely to occur, for example, in cases where particular documentation, a registration or a power of attorney is required for proxy voting in certain markets or specific meetings and a client has not provided (or facilitated) such documents with its custodian.  As neither we nor ISS is privy to the specific client/custodian arrangements, it is the responsibility of the client and/or the client custodian to ensure the necessary documentation is in place for voting purposes.

  Timely Communication of Proxies by Custodian. Our ability to vote proxies on behalf of client portfolios is dependent, in part, on the effective and timely communication of proxies and related materials from the client’s custodian to ISS. We may be unable to vote client proxies if such proxies and related materials are not received, or received too late to take action thereon. It is the responsibility of the applicable client custodian to vote proxies in accordance with instructions received from ISS.

  Portfolio Termination. In the event of a portfolio termination, Arrowstreet will manage proxies for any meeting having a record date on or prior to the effective date of such termination (which includes voting proxies for meetings occurring after such effective date, if the meeting record date occurred prior to termination). Reporting on such proxy votes following a portfolio termination is available upon request.

Client Directed Proxy Voting

We may, in limited circumstances, accept client voting directions or guidelines. In most cases, we typically do not accept directions or guidelines from clients regarding the voting of securities held in client portfolios. We recommend that any client wishing to direct the voting of its securities should either retain the voting authority itself or grant such authority to another party. Any such action should be reflected in the client’s portfolio agreement or other written document.

Interpretation and Administration

The Chief Compliance Officer is authorized to interpret this policy and adopt additional procedures for its administration. The Chief Compliance Officer may waive any provision of this policy in any particular case if consistent with the goals of the policy.

Obtaining Policies and Proxy Records

Clients may contact our Chief Compliance Officer by calling 617-919-0000 or via e-mail at regcompliance@arrowstreetcapital.com for a copy of the ISS proxy voting guidelines (or obtain them online from ISS’ website) or to obtain a record of how proxies were voted for their portfolio.

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PIER CAPITAL LLC

Proxy Voting Policy

This statement sets forth the Firm’s policy with respect to the exercise of voting authority in connection with proxy proposals, amendments, consents, corporate actions, class action participation (“Proxy Discretion”) with respect to securities held by the Firm’s Clients. Policy Sent

The Advisers Act requires the Firm to, at all times, act in the best financial interest of the Clients. To this end, the Firm has adopted and implemented these Proxy Policies and Procedures which are designed to result in voting proxies for the benefit of Clients in order to enhance the value of the securities in Client portfolios. The financial interest of the Clients is the primary consideration when exercising Proxy Discretion taking into account the surrounding facts and circumstances as more fully set forth herein.

Basic Standards

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Firm considers it to be our fiduciary duty to preserve and protect the assets of the Clients, including exercising Proxy Discretion, for their benefit. Accordingly, it is Firm policy to exercise Proxy Discretion in a prudent and diligent manner and to base decisions on our reasonable judgment of what will serve the best financial interest of the Clients, after taking into account relevant factors, including, among others,:

 Impact on the value of the securities

 Anticipated costs and benefits associated with the proposal

 Effect on liquidity

 Customary industry and business practices

In those cases where a Client is deemed to be “plan assets”, the beneficial owners of the security are deemed to be the participants in the employee benefit plans for which we act as investment manager. In those cases where securities are on loan, the Firm as the lender cannot and does not exercise Proxy Discretion for such securities.

There is no per se rule regarding what is a correct decision when exercising Proxy Discretion. Accordingly, as in other areas relating to prudent investing, our decision is based on our good faith analysis and judgment in the context of the surrounding facts and circumstances in question. In determining our vote, however, we will not and do not subordinate the financial interests of our Clients to any other entity or interested party.

At times, conflicts may arise between the interest of the Clients on the one hand, and the interests of the Firm on the other hand. Examples of conflicts of interest include:

The Firm manages a pension plan or assets for a company that is also soliciting proxies.

The Firm has a material business relationship with a proponent of a proxy proposal.

The Firm or any of its principals or employees have a personal relationship with participants in a proxy contest.

If the Firm has determined that it has or may be perceived to have a conflict of interest when voting a proxy, the Firm will address matters involving such a conflict of interest as follows:

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1. If the proposal is addressed by the specific policies herein, the Firm will vote in accordance with such policies.

2. If the Firm believes it is in the best economic interests of the Clients to depart from such policies, the Firm may depart from such policies, provided that, (a) it has documented its rationalization for such vote, and (b) consulting with the Compliance Officer who will advise as to a reasonable resolution of the conflict.

We will use commercially reasonable efforts to determine whether a potential conflict exists based on current known facts and circumstances. Any consideration received in connection with the exercise of Proxy Discretion belongs to the relevant Client and will not be retained by Firm, its employees, or affiliates.

The Chairman is responsible for the administration of Proxy Discretion and the actual voting of the proxies in an accurate and timely manner. The PM or his designee is responsible for making all proxy voting decisions in accordance with these policies and procedures. In this capacity, the Chairman is responsible for and performs the following functions:

 Receive proxy materials or notices

Determine the number of shares held by Clients as of the record date

 Exercise Proxy Discretion consistent with this policy on routine matters or consult with the PM or his designee for decision on non-routine matters

 Record the Proxy Discretion decision

 When relevant, record the rationale provided by the PM or his designee and

 When requested, provide Clients with a report of Proxy Discretion exercised with respect to their positions (this function may be also completed by the Chief Compliance Officer)

In order to facilitate the proxy voting process, Pier has engaged Broadridge Financial Solutions, Inc., an independent proxy voting service (the "Proxy Service") to electronically streamline the proxy ballot collection and voting process. The Proxy Service allows Pier to vote according to our guidelines as set forth and review reports indicating how individual votes have been cast. The Proxy Service does not automatically cast votes for Pier. Pier must enter its vote into the Proxy Service system. The Proxy Service then casts the vote on Pier’s behalf.

To facilitate the timely and complete administration of proxies, the Firm has developed the following standing instructions for the exercise of Proxy Discretion which it believes is in the best economic interest of the Clients.

Unless otherwise advised by the portfolio manager, all proxies will be voted in accordance with the recommendations of management unless in the portfolio manager’s opinion such recommendation is not in the best financial interest of the Clients. This standing instruction is consistent with Firm’s investment process which generally evaluates the quality and commitment of management.

We may abstain from voting if we conclude that the effect on a Client’s economic interests or the value of the portfolio holding is insignificant or indeterminable. In making such a decision, the Firm may consider various factors including, (i) costs associated with exercising Proxy Discretion (e.g., translation or travel expenses) and (ii) potential legal restrictions on trading resulting from the

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exercise of Proxy Discretion. The firm will not abstain or decide not to vote a proxy if the Client constitutes a Plan.

In the case of social or political responsibility, we believe social and political issues do not enhance shareholder value and generally abstain or vote against such proposals.

The Firm will disclose in Part 2 of its Form ADV that a copy of this proxy policy is available and will provide details and contact information in order to direct such requests to the appropriate source. Further, the ADV disclosure will also contain a summary of these policies and procedures and will be updated as necessary to reflect changes.

We may delegate our responsibilities under these policies and procedures to a third party provided that we retain final authority and fiduciary responsibility for Proxy Discretion. If we so delegate our responsibility, we shall monitor the delegate’s compliance with our policies and procedures, as may be amended from time to time.

We maintain the records required to be maintained by the Firm with respect to proxies in accordance with the Advisers Act, generally for a period of five years in an easily accessible place, the first two years in a Firm office. For proxies, we will maintain or have available to us,

 Written or electronic copies of each proxy statement,

 Record of each proxy voting decision,

 Documents, if any, regarding decisions that were material in making the voting decision, and

 A copy of each written request from a Client or investor/limited partner for proxy voting information and our written response.

We may but need not retain proxy statements that we received regarding Client securities to the extent that such proxies are available on the SEC’s EDGAR system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act.

We shall from time to time review these policies and procedures and may adopt changes based upon our experience, evolving industry practice and developments in applicable laws and regulations. Unless otherwise agreed to with a Client, we may change these proxy voting policies and procedures from time to time without notice to or approval by any Client.

Clients may request a current version of our proxy policies and procedures as well as information as to how the Firm voted proxies or corporate actions for their respective portfolios by contacting Pier’s Chief Compliance Officer at 203-425-1442. Such copies are provided at no charge and may be delivered electronically in the discretion of the Firm.

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American Assets Capital Advisers, LLC

Proxy Voting Policies and Procedures:
Separately Managed Accounts, Private Funds, and Mutual Funds

American Assets Capital Advisers, LLC ("AACA") has adopted the following guidelines (the "Guidelines") pursuant to which it, in the absence of special circumstances, generally shall vote proxies for its separately managed account clients, advised/sub-advised private funds (pooled investment vehicles), and advised/sub-advised registered mutual funds (collectively, “Clients” and each individually, a “Client”). These Guidelines are designed to reasonably ensure that proxies are voted in the best interest of the Clients.

I.            Duty to Vote Proxies

AACA views seriously its responsibility to exercise voting authority over securities that are owned by

Clients.

A.	It is the policy of AACA to review each proxy statement on an individual basis and to vote exclusively with the goal to best serve the financial interests of the Client.

B.	To document that proxies are being voted, AACA will keep a record reflecting when and how each proxy is voted. AACA will keep and maintain such records consistent with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and other applicable regulations. AACA will make its proxy voting history and policies and procedures available to Clients upon request. To request a written copy, Clients, or their agents, may contact AACA at (858) 345-1470 or by writing to AACA at 3430 Carmel Mountain Road, Suite 150, San Diego, CA 92121.

C.	AACA may utilize the services of an outside proxy service provider selected by its management at its sole discretion, provided that AACA determines that the instructions given to such outside proxy service provider are in the best interests of its Clients.

II.	Guidelines for Voting Proxies

AACA will generally vote proxies so as to promote the long-term economic value of the underlying securities, and generally will follow the Guidelines provided below. Each proxy proposal should be considered on its own merits, and an independent determination will be made whether to support or oppose management's position. AACA believes that the recommendation of management should be given substantial weight, but AACA will not support management proposals that may be detrimental to the underlying financial value of a stock.

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AACA’s portfolio management and compliance department will be responsible for administrating and overseeing the proxy voting process.

The Guidelines set forth below deal with the two basic categories of proxy proposals. While they are not exhaustive, they do provide a good indication of AACA's general approach to a wide range of issues.

AACA usually will oppose proposals that dilute the economic interest of shareholders, reduce shareholders' voting rights, or otherwise limit their authority. Proxies will be voted in what is believed to be in Client’s best interest and not necessarily always with management. Each situation is considered individually within the general guidelines. Routine proposals normally are voted based on the recommendation of the issuer's management. Non-routine proposals that could meaningfully impact the position of existing shareholders are given special consideration and voted in a manner that is believed to support the interests of the Client.

In certain circumstances, AACA may choose not to exercise its proxy voting authority with respect to separately managed accounts. For example: when AACA believes that the costs to be incurred in assessing the Client’s best interest are greater than the benefits of exercising voting authority; when AACA has received or delivered a notice of termination of its investment management agreement with a Client, even if AACA retains trading authority for a transitional period; when the Client has provided specific voting instructions in writing as to its proxies; or when the Client has specified in writing that it will retain the authority to vote proxies or that it has delegated the right to a third party. AACA always will exercise its proxy voting authority for private funds and mutual funds it advises/sub-advises.

A.	Routine Proposals

Routine proposals are those that do not propose to change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, routine proposals include:

•	Approval of auditors
•	Election of directors and officers of the corporation
•	Indemnification provisions for directors
•	Liability limitations of directors
•	Name changes
•	Declaring stock splits
•	Elimination of preemptive rights
•	Incentive compensation plans
•	Changing the date and/or the location of the annual meetings
•	Minor amendments to the articles of incorporation
•	Employment contracts between the company and its executives and remuneration for directors
•	Automatic dividend reinvestment plans
•	Retirement plans, pensions plans and profit sharing plans, creation of and amendments thereto

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B.	Non-Routine Proposals

These proposals are more likely to affect the structure and operations of the corporation and, therefore, will have a greater impact on the value of the stock. The portfolio voting the proxy will review each issue in this category on a case-by-case basis. AACA will be especially critical of lavish executive compensation and highly priced merger acquisition proposals, which would tend to lower future corporate earnings potential. Non-routine proposals typically include:

•	Mergers and acquisitions
•	Restructuring
•	Reincorporation or formation
•	Changes in capitalization
•	Increase or decrease in number of directors
•	Increase or decrease in preferred stock
•	Increase or decrease in common stock
•	Stock option plans or other compensation plans
•	Social issues
•	Poison pills
•	Golden parachutes
•	Greenmail
•	Supermajority voting
•	Board classification without cumulative voting
•	Confidential voting

AACA will typically accept management's recommendations on shareholder proposed social issues, since it does not have the means to either evaluate the economic impact of such proposals, or determine a consensus among shareholders' social and political viewpoints.

C.	Proposals Specific to Mutual Funds

AACA serves as investment adviser to certain investment companies, including an investment company under the Northern Lights Fund Trust. These funds may invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) to handle proxies received from Underlying Funds in a certain manner. Notwithstanding the guidelines provided in these procedures, it is the policy of AACA to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

III.	Conflicts of Interests

AACA is sensitive to conflicts of interest that may arise in the proxy decision-making process between AACA, its affiliated companies, and their clients, or between Clients’ interests and the interests of AACA, AACA’s other clients, and AACA’s affiliated companies. AACA will seek to

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resolve all conflicts in the best interest of its clients. Voting in accordance with the Guidelines described above will generally prevent any conflicts that may appear to exist from affecting AACA’s voting. However, if a conflict of interest with respect to a proxy vote is identified, AACA will not vote the proxy until it has been determined that the conflict of interest is not material, or will take appropriate steps to resolve the conflict of interest. In assessing whether a conflict of interest is material and the steps to resolve the conflict, AACA will consult with senior management, the Chief Compliance Officer, and, as appropriate, an independent consultant or outside counsel in order to act in the collective best interest of AACA’s clients. If a conflict of interest cannot be eliminated or resolved, AACA will provide full and fair disclosure of the conflict of interest and obtain informed consent from its clients.

IV.	Recordkeeping and Reporting

AACA is required to maintain records of proxies voted pursuant to Section 204(2) of the Advisers Act and Rule 204-2(c) thereunder. AACA will maintain and make available to Clients for review a copy of its proxy voting policies and procedures, a record of each vote cast, and each written and verbal Client request for proxy voting records.

Proxy voting books and records are maintained by AACA for five years. If requested in written form, the proxy voting history and policies and procedures shall be sent to a Client within five business days of such a request. To request a written copy, Clients, or their agents, may contact AACA at (858) 345-1470 or by writing to AACA at 3430 Carmel Mountain Road, Suite 150, San Diego, CA 92121.

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Grantham Mayo Van Otterloo & Co. LLC and related entities (collectively, “GMO”)

Proxy Voting Policies and Procedures

Adoption: June 15, 2007

Last Revision: April 8, 2020

Introduction and General Principles

GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO’s proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client’s own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.

GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.

Proxy Voting Guidelines

GMO has engaged Institutional Shareholder Services Group, Inc. (“ISS”) as its proxy voting agent to:

•	research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;
•	ensure that proxies are voted and submitted in a timely manner;
•	handle other administrative functions of proxy voting;
•	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;
•	maintain records of votes cast; and
•	provide recommendations with respect to proxy voting matters in general.

Proxies generally will be voted in accordance with the voting recommendations contained in the applicable ISS Sustainability Proxy Voting Guidelines, as in effect from time to time, subject to such modifications as may be determined by GMO (as described below). Copies of concise summaries of the current ISS Sustainability Proxy Voting Guidelines are available through ISS’ “Policy Gateway” at http://www.issgovernance.com. To the extent GMO determines to adopt proxy voting guidelines that differ from the ISS proxy voting recommendations, such guidelines will be set forth on Exhibit A and proxies with respect to such matters will be voted in accordance with the guidelines set forth on Exhibit A. GMO reserves the right to modify any of the recommendations set forth in the ISS Proxy Voting Manual in the future. If any such changes are made, an amended Exhibit A to these Proxy Voting Policies and Procedures will be made available for clients.

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Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

In certain non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer may not be able to trade in the issuer’s stock for a period of time around the shareholder meeting date. In addition, there may be other costs or impediments to voting proxies in certain non-U.S. markets (e.g., receiving adequate notice, arranging for a proxy, and re-registration requirements). In non-U.S. markets with the foregoing attributes, GMO generally will determine to not vote proxies unless it believes that the potential benefits to the client of voting outweigh the impairment of portfolio management flexibility and the expected costs/impediments associated with voting. In addition, if a portfolio security is out on loan, GMO generally will not arrange to have the security recalled or to exercise voting rights associated with the security unless GMO both (1) receives adequate notice of a proposal upon which shareholders are being asked to vote (which GMO often does not receive, particularly in the case of non-U.S. issuers) and (2) GMO believes that the benefits to the client of voting on such proposal outweigh the benefits to the client of having the security remain out on loan. GMO may use third-party service providers to assist it in identifying and evaluating proposals, and to assist it in recalling loaned securities for proxy voting purposes.

Proxy Voting Procedures

GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

•	Implementing and updating the applicable ISS Sustainability Proxy Voting Guidelines set forth in the ISS Proxy Voting Manual, as modified from time to time by Exhibit A hereto;
•	Overseeing the proxy voting process; and
•	Providing periodic reports to GMO’s Compliance Department and clients as requested.

There may be circumstances under which a portfolio manager or other GMO investment professional (“GMO Investment Professional”) believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section II. In such an event, the GMO Investment Professional will inform GMO’s Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the proxy voting guidelines described in Section II.

Conflicts of Interest

As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:

•	GMO has a material business relationship or potential relationship with the issuer;
•	GMO has a material business relationship with the proponent of the proxy proposal; or
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•	GMO members, employees or consultants have a personal or other material business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to Exhibit A (if applicable) or the specific recommendation of ISS; (ii) seek instructions from the client or request that the client votes such proxy, or (iii) abstain. All such instances shall be reported to GMO’s Compliance Department at least quarterly.

Special Procedures for Voting Shares of GMO Trust

GMO’s responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a family of registered mutual funds for which GMO serves as the investment adviser, may give rise to conflicts of interest. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, (b) seek instructions from its clients and vote on accordance with those instructions, or (c) take such other action as GMO deems appropriate in consultation with the Trust’s Chief Compliance Officer.

Recordkeeping

GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:

•	a copy of these policies and procedures which shall be made available to clients, upon request;
•	a record of each vote cast (which ISS maintains on GMO’s behalf); and
•	each written client request for proxy records and GMO’s written response to any client request for such records.

Such proxy voting records shall be maintained for a period of five years.

Disclosure

Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client’s proxy.

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The Ithaka Group, LLC

Proxy Voting

General Statement

The purpose of these proxy procedures is to set forth the guidelines and procedures by which Ithaka votes the securities owned by its clients for which the Company exercises voting authority and discretion (“Proxies”). These procedures have been designed to ensure that Proxies are voted in the best interests of our clients in accordance with our fiduciary duties and Rule 206(4)-6 under Advisers Act. Our authority to vote Proxies is established by investment management agreements or comparable documents with our clients. These procedures apply to all clients that have delegated authority and discretion to vote Proxies to Ithaka, and do not apply to any client that has retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party.

1.	Proxy Voting Responsibilities and Process

In the best interest of Ithaka’s clients, Ithaka has retained Broadridge’s ProxyEdge PPI platform using the Social Environmental Template (“Broadridge”) to provide independent recommendations on voting Proxies. Broadridge is a neutral third party that issues recommendations based on its analysis of voting trends of the top funds in the U.S. (based on assets under management) that are committed to environmentally sustainable investment strategies. Ithaka pays for these services with no charge to the client.

The Chief Investment Officer, or his designee, will review Broadridge’s recommendations and vote all Proxies in accordance with Broadridge’s recommendations via ProxyEdge, an electronic voting platform provided by Broadridge Financial Solutions Inc. Voting Proxies in this manner will not be affected by any possible conflict of interest between Ithaka and the client.

Ithaka pays for Broadridge’s ProxyEdge services with no charge to the client.

On an annual basis, the Chief Investment Officer shall review Broadridge services, internal guidelines and procedures to ensure that Broadridge remains an independent third party, qualified to provide the services for which it has been retained and will review a sample of proxy votes cast on behalf of each Ithaka client to ensure consistency with Ithaka’s and Broadridge’s procedures. The Chief Investment Officer’s review will be appropriately documented and such records will be maintained by the Chief Compliance Officer.

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2.	Client Access to Procedures and Proxy Voting Record

These proxy voting procedures are available to all clients of the Company upon request, and a Notice of Proxy Voting Procedures will be provided to each client at account opening and annually thereafter. Absent any legal or regulatory requirement to the contrary, it is generally the policy of the Company to maintain the confidentiality of the particular votes that it casts on behalf of its clients. A client, or duly authorized agent of the client, may obtain details of how the Company has voted the securities in such client's account by contacting the Chief Compliance Officer. The Company does not generally disclose the results of voting decisions to third parties.

3.	Recordkeeping

The Company maintains records of all proxies voted in accordance with Section 204-2 of the Advisers Act. As required and permitted by Rule 204-2(c) under the Advisers Act, the following records are maintained:

  a copy of these procedures;
  a copy of Broadridge’s procedures and proxy voting recommendations;
  proxy statements received regarding client securities are maintained by the Company unless such proxy statements are retained by a third party (provided that such third party agrees to provide a copy of the proxy statement promptly upon request) or are available on the Securities and Exchange Commission’s EDGAR database, in which case the Company relies on such electronic copies on EDGAR;
  a record of each vote cast by Ithaka on behalf of a client; and
  each written client request for Proxy voting records and Ithaka’s written response to any (written or oral) client request for such records.

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Proxy Voting

General Proxy Voting Policies, Procedures and Guidelines for Virtus Fixed Income Advisers, LLC, Newfleet Asset Management division (“Newfleet”) Portfolio Managers

Newfleet primarily manages fixed-income instruments which have very few if any proxy ballots associated with them. However from time to time, Newfleet may own an equity instrument or have another investment instrument with a proxy ballot. Each Portfolio Manager who directly manages assets for Newfleet is responsible for ensuring that all proxies are voted in a manner consistent with client guidelines and/or policy. When assets are directly managed by Newfleet Associates (Newfleet Portfolio Manager(s)), and Newfleet has been granted proxy voting discretion, the following policy and procedures apply:

Newfleet shall in all cases cast proxy votes in the best interest of the clients. Such vote shall be consistent with applicable client policy/instruction, or in the absence of such, the Proxy Voting Policies Procedures and Guidelines described below.

Proxies of the Funds will be voted subject to any applicable proxy voting guidelines of the Funds and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the Funds.

Absent special circumstances of the types described below, it is the policy of Newfleet to exercise its proxy voting discretion in accordance with the Proxy Voting Guidelines (the “Guidelines”) contained in the Attachments section to this Manual. Newfleet may vote a proxy contrary to the Guidelines if it is determined that such action is in the best interests of clients. The Guidelines are applicable to the voting of domestic and foreign proxies. The Guidelines have been adopted to make every effort to ensure that the manner in which shares are voted is in the best interest of clients and the value of the investment.

The responsibility to review proxy proposals, and make voting recommendations on behalf of Newfleet, is delegated to a qualified, non-affiliated, third party vendor, (such as but not limited to “ISS/RiskMetrics”) under the Guidelines.

Newfleet may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, Newfleet may provide investment management, brokerage, underwriting, and related services to accounts owned or controlled by companies whose management is soliciting proxies. Newfleet and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.

Any individual identifying a conflict of interest shall report such immediately to the Newfleet CCO who will determine a course of action.

In addition to this policy, please refer to related policies included in “Record Keeping, Information Security and Fire Walls”.

Proxy Voting Policy for ERISA Clients

Each Portfolio Manager who directly manages assets for Newfleet is responsible for ensuring that all proxies are voted in a manner consistent with client guidelines and/or policy. Plans governed by

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the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Newfleet, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

The documents governing ERISA individual account plans may set forth various procedures for voting "employer securities" held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received. Consistent with Labor Department positions, it is the policy of Newfleet to follow the provisions of a plan's governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

Other Special Proxy Voting Situations

Newfleet may choose not to vote proxies in certain situations or for certain accounts, such as:

1.	When a client has informed Newfleet that it wishes to retain the right to vote the proxy (under such situations, Newfleet will instruct the custodian to send the proxy material directly to the client);
2.	When Newfleet deems the cost of voting would exceed any anticipated benefit to the client;
3.	When a proxy is received for a client account that has been terminated with Newfleet;
4.	When a proxy is received for a security Newfleet no longer manages (i.e. Newfleet had previously sold the entire position); and/or
5.	When the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

Various accounts in which Newfleet has proxy voting discretion participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, Newfleet will be unable to vote any security that is out on loan to a borrower on a proxy record date. If Newfleet has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

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Records Related to Proxy Voting

Portfolio Managers directly managing assets for Newfleet shall maintain records relating to any proxy votes they have made for such period of time as is required to comply with applicable laws and regulations. The firm may rely on one or more third parties to make and retain such records such as ISS/RiskMetrics. All votes shall be in the best interests of the client whose portfolio holds the security being voted.

Newfleet will maintain the following records relating to proxy votes cast under these policies and procedures:

1)	A copy of these policies and procedures;
2)	A copy of each proxy statement the firm receives regarding client’s securities; and
3)	A record of each vote cast by the firm on behalf of a client.

A copy of each written client request for information on how Newfleet voted proxies on behalf of the client, and a copy of any written response by the firm to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

Newfleet will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request except as may be required by law. It is generally Newfleet’s policy not to disclose its proxy voting records to third parties or special interest groups.

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NS Partners Ltd Proxy Voting Policy March 2022

INTRODUCTION

NS Partners have a fiduciary duty to vote proxies both in a timely manner and in the best interest of clients. The central tenet of our proxy voting policy is that good corporate governance enhances long-term shareholder value. NS Partners utilizes the proxy research and voting services of Institutional Shareholder Services (ISS) to help assess and vote proxies in accordance with our custom voting policy. Taking into account NS Partners’ custom guidelines, ISS prepares voting recommendations for all proposals on which we are entitled to vote. NS Partners uses these recommendations as a guide, however, certain situations will warrant additional review. Where there is a recommendation to vote against management we reach out to the company to gain a better understanding of the issue at hand. As a result of this engagement and our assessment of the relevant information NS Partners may choose to vote contrary to the ISS recommendation. The policy that follows is not meant to be exhaustive due to the variety of proxy voting issues NS Partners may be required to consider and we may depart from these guidelines to avoid voting decisions that we believe may be contrary to our clients’ best interest.

While NS Partners takes its voting responsibilities very seriously and uses its best efforts to exercise these rights in all cases, there may be situations when it may be impractical or impossible for NS Partners to vote. Such circumstances include a limited number of international markets where share blocking applies or when securities are on loan to a third party. Due to the liquidity and administrative challenges, NS Partners will typically not vote in these situations. NS Partners may deviate from this approach if the situation warrants.

SHAREHOLDER RIGHTS

GENERAL GUIDELINES:

NS Partners have a fiduciary duty to vote proxies both in a timely manner and in the best interest of clients. The central tenet of our proxy voting policy is that good corporate governance enhances long-term shareholder value. NS Partners utilizes the proxy research and voting services of Institutional Shareholder Services (ISS) to help assess and vote proxies in accordance with our custom voting policy. Taking into account NS Partners’ custom guidelines, ISS prepares voting recommendations for all proposals on which we are entitled to vote. NS Partners uses these recommendations as a guide, however, certain situations will warrant additional review. Where there is a recommendation to vote against management we reach out to the company to gain a better understanding of the issue at hand. As a result of this engagement and our assessment of the relevant information NS Partners may choose to vote contrary to the ISS recommendation. The policy that follows is not meant to be exhaustive due to the variety of proxy voting issues NS Partners may be required to consider and we may depart from these guidelines to avoid voting decisions that we believe may be contrary to our clients’ best interest.

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While NS Partners takes its voting responsibilities very seriously and uses its best efforts to exercise these rights in all cases, there may be situations when it may be impractical or impossible for NS Partners to vote. Such circumstances include a limited number of international markets where share blocking applies or when securities are on loan to a third party. Due to the liquidity and administrative challenges, NS Partners will typically not vote in these situations. NS Partners may deviate from this approach if the situation warrants.

VOTING STANDARD: NS Partners believe that shareholders should have the right to vote in proportion to their ownership and therefore support the principal of one-share, one-vote. Accordingly, NS Partners will generally vote against the authorization or issue of shares that do not have full and equal voting rights, against proposals that support or perpetuate dual share class structures and for proposals to eliminate dual share class structures. NS Partners prefer that companies adopt a majority voting for individual directors in uncontested elections. NS Partners will generally oppose supermajority voting requirements if they are in attempt to diminish the rights of minority shareholders.

ANTI-TAKEOVER MEASURES: NS Partners believe measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Accordingly, NS Partners will analyse such proposals on a case-by-case basis. NS Partners will generally oppose proposals that entrench management or excessively dilute shareholder ownership, regardless of whether they are advanced by management or shareholders. Conversely, NS Partners will generally support proposals that restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers.

BOARD OF DIRECTORS

GENERAL GUIDELINES: NS Partners believe that directors have a duty to shareholders and we may withhold votes for directors that fail to act on key issues.

STAGGERED BOARDS: NS Partners oppose staggered boards as it is our belief that they can entrench existing management and unduly deter takeovers. Therefore, NS Partners will generally vote for proposals to declassify the board of directors.

INDEPENDENCE: NS Partners believe measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Accordingly, NS Partners will analyse such proposals on a case-by-case basis. NS Partners will generally oppose proposals that entrench management or excessively dilute shareholder ownership, regardless of whether they are advanced by management or shareholders. Conversely, NS Partners will generally support proposals that restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers.

SEPARATION OF CHAIR AND CEO: NS Partners believe that the responsibilities of the CEO and board Chair are fundamentally different and should thus be filled by different individuals. Therefore, NS Partners will support proposals to separate the roles of CEO and Chair and will consider voting against the Chair of the Nomination Committee when the roles are combined and a lead independent director has not been established.

GENDER DIVERSITY: NS Partners believe that board diversity has positive, long-term implications for a company’s performance, and therefore, will generally vote against the chair of the Nomination Committee if a board lacks female representation.

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ATTENDANCE: NS Partners will typically vote against directors who have attended less than 75% of the board meetings held within a given year without a valid reason for these absences.

TENURE: NS Partners oppose age and term limits for individual directors and prefer to see board renewal occur through an annual evaluation process which assesses the effectiveness of the board as a whole, its committees and individual directors. If the average tenure of the board exceeds 10 years, NS Partners may vote against the longest-serving member of the board, other than the CEO.

OVERBOARDING: NS Partners will generally vote against directors who are over boarded. We consider a director over boarded if he/she: i) sits on more than a total of five public company boards; or ii) is a CEO and sits on more than a total of two public company boards.

CORPORATE STRUCTURE

GENERAL GUIDELINES: Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, NS Partners will most often vote in accordance with the company’s management on such proposals. However, NS Partners will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company.

MERGERS & ACQUISITIONS: NS Partners will review proposed mergers and acquisitions transactions on a case-by-case basis considering them based on their strategic rationale, valuation, long-term interest and impact on shareholders rights.

SHARE ISSUANCE: NS Partners oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or other anti-takeover devices, or if the issuance of new shares could excessively dilute the value of the outstanding shares.

BUYBACKS: NS Partners will consider share buyback proposals on a case-by-case basis taking into account the impact on long-term shareholder value, the level of disclosure, whether there is evidence that the buyback is being carried out to reward company insiders, and other relevant factors.

EXECUTIVE REMUNERATION

GENERAL GUIDELINES: NS Partners believe that robust executive remuneration guidelines are vital to the functioning of public companies and are a key expression of good corporate governance. While NS Partners are mindful of the complexity of this subject and the varying practices across markets, industries and capitalizations, the following principles guide our voting on matters of executive remuneration. NS Partners will consider factors such as company performance, pay-for-performance alignment, and level of disclosure when voting on proposals related to compensation. Additionally, NS Partners will consider metrics such as CEO base pay, overall CEO compensation, the multiple of annual CEO remuneration to median remuneration of all other employees, the multiple of annual CEO remuneration to the median of all other senior executives, dilution and the annual burn rate. Should NS Partners have concerns regarding any of these metrics we may vote against an advisory vote on executive compensation and may also consider voting against the chair and members of the Compensation Committee.

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DIRECTOR REMUNERATION

GENERAL GUIDELINES: NS Partners believe that that pay for non-executive directors should be structured in such a way that ensures independence, objectivity and alignment with shareholders’ interests. Non-executive directors should not receive performance-based pay such as performance stock units (PSUs) or stock options, as this can encourage excessive risk-taking and impair objectivity. Instead, NS Partners prefer non-executive directors receive compensation in the form or cash or alternatively restricted stock units (RSUs) or deferred stock units (DSUs), which have the same economic interest as shares, and therefore directly align the interests of directors with those of shareholders.

AUDIT FUNCTION

GENERAL GUIDELINES: NS Partners believes that the company remains in the best position to select and auditor and will generally support management’s recommendation. However, NS Partners recognize there may be inherent conflicts of interest arising when a company’s auditor provides substantial non-audit related services for the company. Therefore, NS Partners may vote against the appointment of an auditor if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company’s auditors.

RESPONSIBLE INVESTMENT

GENERAL GUIDELINES: As a signatory of the UN-backed Principles for Responsible Investment NS Partners takes into account environmental and social implications in our proxy voting. Specific proposals related to Environmental and Social issues will be reviewed and analyzed on a case-by-case basis, however NS Partners will generally vote in favour of shareholder proposals that seek to improve disclosure of environmental risks and will also generally vote in favour of shareholder proposals to improve transparency regarding social issues provided it is in the best interest of shareholders

For further information please refer to our Responsible Investment Policy, which can be found on our Website: www.ns-partners.co.uk.

PROXY VOTING RECORDS

Clients may obtain information about how we voted proxies on their behalf by making a written request for proxy voting information to:

Anna Kirk
Chief Compliance Officer
NS Partners Ltd
Southwest House

11a Regent Street St James’s

London

SW1Y 4LR

UK

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Ziegler Capital Management, LLC

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting and Class Actions

_______________________________________________________________________________

Policy Version 11.01.2021

Background

In Proxy Voting by Investment Advisers, Investment Advisers Act Release No. 2106 (January 31, 2003), the SEC noted that, “The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for its clients. Under the Advisers Act, however, an adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies.”

Rule 206(4)-6 under the Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

•	Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;
•	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and
•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Additionally, paragraph (c)(2) of Rule 204-2 imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority, as described in the Maintenance of Books and Records section of this Manual.

The Advisers Act lacks specific guidance regarding an adviser’s duty to direct clients’ participation in class actions. However, many investment advisers adopt policies and procedures regarding class actions.

Policies and Procedures

Proxy Voting Procedures

Proxies are assets of ZCM’s Clients that must be voted with diligence, care, and loyalty. ZCM will vote each proxy in accordance with its fiduciary duty to its Clients. ZCM will generally seek to vote proxies in a way that maximizes the value of Clients’ assets. However, ZCM will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client’s securities. Operations coordinates ZCM’s proxy voting process.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires ZCM to maintain certain books and records associated with its proxy voting policies and procedures. ZCM’s recordkeeping obligations are described in the Maintenance of Books and Records section of this Manual. The CCO or designee will ensure that ZCM complies with all applicable recordkeeping requirements associated with proxy voting.

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ZCM has retained Broadridge Investor Communications Solutions Inc. (“Broadridge”) to assist in the proxy voting process, utilizing the ProxyEdge system. Compliance manages ZCM’s relationship with the proxy service provider. Compliance monitors Broadridge to ensure all proxy ballots received are voted according to Clients’ specific instructions and the stated guidelines, and retains all required documentation associated with proxy voting. ZCM requires Broadridge to notify the Company if it experiences a material conflict of interest and of any material errors that are made during the voting of Clients’ proxies.

Absent specific Client instructions, ZCM has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately:

  ZCM will become aware of specific opportunities to vote proxies by receipt of paper ballots or notification via Broadridge.
  Absent specific Client instructions, Client proxies shall be voted according to recommendations made by Egan-Jones Proxy Service (“Egan-Jones”). Egan-Jones guidelines are not exhaustive, do not address all potential voting issues, and do not necessarily correspond to the opinions of ZCM’s Portfolio Management teams. Therefore, there may be instances when ZCM may not vote the Client’s shares in accordance with Egan-Jones guidelines.

In the event that ZCM believes the Egan-Jones recommendations are not in the best interest of the Client or for those matters for which Egan-Jones has not provided a voting recommendation, the Portfolio Management team may recommend the voting preference.

•	ZCM has adopted Egan-Jones’ Standard proxy voting guidelines and the Taft-Hartley proxy voting guidelines. The Taft-Hartley guidelines are used for Taft-Hartley plans and the Standard guidelines are used for other accounts for which we are delegated such authority.
•	Operations oversees the proxy voting process. In accordance with Egan-Jones guidelines, the proxies are automatically voted, except for the case in which a paper ballot is received. In those instances, Operations will review the issue on the paper ballot and compare it with the Egan-Jones guidelines to manually vote the proxy.
•	ZCM will not neglect its proxy voting responsibilities, but the Company may abstain from voting if it deems that abstaining is in its Clients’ best interests. For example, ZCM may be unable to vote securities that have been lent by the custodian. Compliance will prepare and maintain memoranda describing the rationale for any instance in which ZCM does not vote a Client’s proxy.
•	Broadridge will retain the following information in connection with each proxy vote:
o	The Issuer’s name;
o	The security’s ticker symbol or CUSIP, as applicable;
o	The shareholder meeting date;
o	The number of shares that ZCM voted;
o	A brief identification of the matter voted on;
o	Whether the matter was proposed by the Issuer or a security-holder;
o	Whether ZCM cast a vote;
o	How ZCM cast its vote (for the proposal, against the proposal, or abstain); and
o	Whether ZCM cast its vote with or against management.
  ZCM will maintain documentation describing the reasons for each vote (e.g., ZCM believes that voting with management is in Clients’ best interests, but Client X gave specific instructions to vote against management).
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  Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.
  Proxies received after a Client terminates its advisory relationship with ZCM will not be voted. Such proxies will promptly be returned to the sender, or the custodian, along with a statement indicating that ZCM’s advisory relationship with the Client has terminated, and that future proxies should not be sent to ZCM.

Proxy Voting Reporting to Mutual Fund Clients

ZCM has additional proxy reporting obligations to its mutual fund clients. While the timing and manner of report to each mutual fund client may vary, generally, ZCM shall make the following reports to the respective mutual fund client:

  At least annually, ZCM shall present the mutual fund client with this Proxy Voting and Class Action Policy (the “Policy”), for presentation to its board.
  ZCM shall promptly notify the mutual fund client of any material changes to this Policy.
  At least annually, ZCM shall promptly provide the mutual fund client a record of each proxy voted with respect to portfolio securities held by the fund during the year in order for the fund to make its N-PX filing.

Class Actions

ZCM does not direct Clients’ participation in class actions, as disclosed in Part 2 of Form ADV.

Disclosures to Clients and Investors

ZCM includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that Clients and Investors can contact Compliance to obtain a copy of these policies and procedures and information about how ZCM voted with respect to the Client’s securities.

Any request for information about proxy voting should be promptly forwarded to Compliance, which will respond to any such requests. As a matter of policy, ZCM does not disclose how it expects to vote on upcoming proxies. Additionally, ZCM does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Annual & Ongoing Reviews

Portfolio Management will review, no less frequently than annually, the firm’s proxy voting guidelines to make sure they are adequate and appropriate given the investment activities of the firm. On an annual basis, this review will be presented to the Brokerage Practice Committee. Compliance shall review the proxy policies and procedures and assess whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of clients.

The Firm will conduct periodic reviews of incoming mail to help ensure that any paper proxy ballots received at ZCM’s offices are accounted for, then either voted by ZCM or returned to the client as determined by the client’s delegation of proxy voting authority indicated in the Investment Management Agreement.

Compliance will conduct a periodic diligence review of both Broadridge and Egan-Jones (collectively “Proxy Firms”) to review and assess: the effectiveness of their policies and procedures,

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conflicts of interest and mitigation of such conflicts, the capacity and competency to provide voting recommendations and execute such votes, the procedures for updating its voting recommendations and methodologies, in addition to other items as deemed necessary. As part of this review, the Proxy Firms must notify ZCM of any significant business changes that may impact their ability to provide proxy services.

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Virtus Fixed Income Advisers, LLC,
Stone Harbor Investment Partners division (“Stone Harbor”)

Proxy Voting Policies and Procedures

A.       Statement of Policy

Stone Harbor Investment Partners, LLC (“Stone Harbor”) votes proxies for each client that has specifically authorized Stone Harbor to vote them in the investment management contract or otherwise, and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on Stone Harbor by the Investment Advisers Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted thereunder.

B.       General Principles

In voting proxies, Stone Harbor is guided by general fiduciary principles. Stone Harbor’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages, and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. Stone Harbor attempts to consider all factors of its vote that could affect the value of the investment, and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

Stone Harbor invests almost exclusively in fixed-income securities and votes a relatively small number of proxies in connection with equities generally received in reorganizations or through warrants. As a result, Stone Harbor has decided not to utilize a proxy voting advisory firm, and generally votes proxies on a case-by-case basis considering the interests of each individual client. While these policies and procedures apply only to voting proxies, Stone Harbor’s focus with regard to corporate actions is also to act in the best interest of the client.

C.       CASE-BY-CASE REVIEW

Stone Harbor evaluates proxy proposals on a case-by-case basis and, subject to its legal and contractual obligations to its clients, may limit its proxy voting resources to particular types of proposals that it has prudently determined are substantially related to the issuer’s business activities or are expected to have a material impact on the value of the investment.

Accordingly, Stone Harbor may refrain from voting on particular types of proposals when the holding in a specific client account is sufficiently small that the matter being voted on is not expected to have a material impact on the investment performance of the portfolio. There may be other times when Stone Harbor determines that refraining from voting a proxy is in a client’s best interest, such as when Stone Harbor determines that the cost of voting the proxy exceeds the expected benefit to the client.

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D.       ESG (ENVIRONMENTAL, SOCIAL AND GOVERNANCE) FACTORS

Stone Harbor believes that economic, social and corporate governance (“ESG”) factors can influence investment performance, expose potential investment risks and provide an indication of management and leadership strength. Accordingly, Stone Harbor will remain aware of applicable ESG factors when voting proxies, to the extent doing so would be consistent with our contractual obligations and our fiduciary duties to our clients. Specific proxy voting proposals relating to ESG factors may cover a wide range of matters and will be reviewed and voted on a case-by-case basis subject to the Voting Policy Guidelines that are outlined under Section F below.

E.       PROCEDURES

1.	Account Set-up and Review: For new clients, Legal/Compliance will inform the Corporate Actions team as to whether the client retained the responsibility to vote proxies or delegated that responsibility to Stone Harbor. Designated personnel within Corporate Actions will ensure that the account is set-up to vote proxies with the appropriate custodian and systems. If a client retains the power to vote proxies, Stone Harbor will forward any proxies pertaining to them it receives to such clients.

2.	Securities Lending: Stone Harbor does not generally have the authority to lend securities on behalf of its clients. For those clients for which Stone Harbor does have such authority, Stone Harbor has decided not to engage in securities lending.

3.	Voting Proxies. Stone Harbor will generally vote proxies according to the policies described below, subject to consideration of overrides and material conflicts. In certain circumstances, as described above in General Principles, or where the portfolio no longer has an economic interest in the securities at the time of vote, Stone Harbor may abstain or not vote the proxies. In such circumstances, the portfolio manager or credit analyst will be responsible for creating a written record reflecting the rationale for the decision to abstain or refrain from voting, and ensure that a copy of such record is provided to the Compliance / Risk Committee.

F.       VOTING POLICY GUIDELINES

Stone Harbor generally follows the guidelines listed below. If deemed to be in the best interests of a client, the portfolio manager may override the guidelines listed below. The Compliance/Risk Committee reviews all overrides.

1.       Auditors

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

•	Tenure of the audit firm
•	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price
•	Length of the rotation period advocated in the proposal
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•	Significant audit-related issues

2.       Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

•	Insiders and affiliated outsiders on boards that are not at least majority independent
•	Directors who sit on more than six boards
•	Compensation Committee members if there is a disconnect between the CEO’s pay and performance

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent.

Open Access (shareholder resolution)

Vote CASE-BY-CASE, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.

3.       Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

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Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote CASE-BY-CASE on proposals to restore or permit cumulative voting relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.       Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on contested elections of directors, considering factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE, depending on the reasonableness of the basis of the solicitation.

5.       Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

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6.       Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.       Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.       Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

•	It is intended for financing purposes, with minimal or no dilution to current shareholders; or
•	It is not designed to preserve the voting power of an insider or significant shareholder.

9.       Executive and Director Compensation

Vote AGAINST a plan if the cost exceeds a reasonable level.

Vote FOR a plan if the cost is reasonable, unless either of the following conditions apply:

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•	The plan expressly permits repricing without shareholder approval for listed companies; or
•	There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on.

Management Proposals Seeking Approval to Reprice Options

Vote CASE-BY-CASE on management proposals seeking approval to reprice options, giving consideration to the following:

•	Historic trading patterns
•	Rationale for the repricing
•	Value-for-value exchange
•	Option vesting
•	Term of the option
•	Exercise price
•	Participation

Employee Stock Purchase Plans

Vote CASE-BY-CASE on employee stock purchase plans.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;
•	Offering period is 27 months or less, and
•	Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions apply.

Shareholder Proposals on Compensation

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

•	Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards
•	Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.       Social and Environmental Issues

These issues cover a wide range of topics, including but not limited to consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

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In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company consistent with Stone Harbor’s ESG Policy as well as any specific ESG investment criteria that a particular client or pooled investment vehicle has implemented.

G.       CONFLICTS OF INTEREST

In furtherance of Stone Harbor’s goal to vote proxies in the best interests of clients, Stone Harbor will seek to identify and address material conflicts of interest that may arise between Stone Harbor and its clients before voting proxies on behalf of such clients. All Stone Harbor employees must play an important role in helping our organization identify potential conflicts of interest that could impact Stone Harbor’s proxy voting. Stone Harbor employees need to (i) be aware of the potential for conflicts of interest on the part of Stone Harbor in voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of Stone Harbor’s business; and (ii) bring conflicts of interest of which they become aware to the attention of Stone Harbor Legal/Compliance.

Potential conflicts of interest may exist in situations where Stone Harbor is called to vote on a proxy proposal regarding the issuer where Stone Harbor or an affiliate also:

•	Manages the issuer’s pension plan
•	Manages money for the proponent

Additional conflicts may exist if AN EXECUTIVE OF Stone Harbor or an affiliate is a close relative of, or has a business relationship with:

•	An executive of the issuer or proponent
•	A director of the issuer or proponent
•	A person who is a candidate to be a director of the issuer
•	A proponent of the proxy proposal

If Stone Harbor determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Compliance/Risk Committee will address such matters involving such conflicts of interest as follows:

1.	If a proposal is addressed by the specific policies herein, Stone Harbor will vote in accordance with such policies; and

2.	If the proxy proposal is (i) not addressed by the specific policies or (ii) requires a case-by-case determination by Stone Harbor, the vote will be referred to the Compliance/Risk Committee. The Compliance/Risk Committee will review the potential conflict and determine how to vote the proxy in the best interest of the client. The Compliance/Risk Committee will memorialize the rationale of such vote in writing.

In certain circumstances, e.g., sub-advisory relationships, Stone Harbor may also ask the client for direction in connection with voting proxies that may pose a conflict of interest to Stone Harbor.

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H.       COMPOSITION OF THE COMPLIANCE/RISK COMMITTEE

Refer to the Compliance/Risk Committee Charter.

I.       RECORD KEEPING AND OVERSIGHT

Stone Harbor’s Corporate Action team shall maintain or have available the following records relating to proxy voting:

•	a copy of each proxy form (as voted);
•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote:
•	documentation relating to the identification and resolution of conflicts of interest;
•	any documents created by Stone Harbor that were material to a proxy voting decision or that memorialized the basis for that decision;
•	documentation reflecting the rationale for each decision to abstain or refrain from voting a proxy; and
•	a copy of each written client request for information on how Stone Harbor voted proxies on behalf of the client or a client request for a copy of Stone Harbor’s Proxy Voting Policies and Procedures, and a copy of any such written response by Stone Harbor to any (written or oral) client request for information on how Stone Harbor voted proxies on behalf of the requesting client.

Such records will be maintained for a period of at least five years, the most two recent years in a readily accessible place.

Legal/Compliance will periodically review proxy votes, related records and processes to help ensure that proxies are being voted appropriately. The Compliance/Risk Committee will review at least annually the proxy voting guidelines, process and any portfolio manager overrides.

J.       INFORMATION REQUESTS

Clients may obtain information about how Stone Harbor voted with respect to their securities, as well as a copy of Stone Harbor’s Proxy Voting Policies and Procedures, by contacting their relationship manager.

Last revised March 2021

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Great Lakes

Proxy Voting Policies and Procedures

Statement of Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Firm generally retains proxy-voting authority with respect to securities purchased for its clients, unless otherwise agreed upon with the client. When the Firm retains the proxy voting authority, the Firm has a fiduciary duty to votes proxies in the best interest of its clients and in accordance with these policies and procedures (this “Proxy Voting Policy”). The Firm may decide to not vote proxies in proprietary pilot accounts.

To administer this Proxy Voting Policy, the Firm has created a Corporate Governance Committee comprised of senior personnel of the Firm, including portfolio management and the compliance department.

Risks

In developing these policies and procedures, The Firm considered numerous risks associated with the proxy voting process. This analysis includes risks such as:

• The Firm’s proxy voting policies and procedures are not reasonably designed to ensure that proxies are voted in the best interests of the Firm’s clients;

• Proxies are not identified and processed in a timely manner;

• Proxies are not voted in clients’ best interests;

• Conflicts of interest between the Firm and a client are not identified or resolved appropriately;

• The Firm does not conduct an investigation reasonably designed to ensure that its voting determinations are not based on materially inaccurate or incomplete information;

• Third-party proxy voting services retained by the Firm do not vote proxies according to the Firm’s instructions and in clients’ best interests;

• The Firm does not conduct appropriate evaluation and oversight of the third-party proxy voting services retained by the Firm;

• Proxy voting records, client requests for proxy voting information, and the Firm’s responses to such requests, are not properly maintained;

• The Firm lacks policies regarding clients’ participation in class actions.

The Firm has established policies and procedures to mitigate these risks.

Use of Third-Party Proxy Voting Service

While the voting of proxies remains a fiduciary duty of the Firm, the Firm may contract with service providers to perform certain functions with respect to proxy voting, subject to the oversight by the Firm, as described in these procedures.

The Firm has entered into an agreement with Institutional Shareholder Services, Inc. (“ISS”) to provide the Firm with its analysis on proxies and to facilitate the electronic voting of proxies. The Firm has instructed ISS

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to execute all proxies in accordance with the applicable ISS guidelines, except with respect to Special Voting Issues (as defined below) or unless otherwise instructed by the Firm with respect to a particular vote. The Compliance Department manages the Firm’s relationship with ISS.

Proxies relating to securities held in client accounts will be sent directly to ISS. If a proxy is received by the Firm and not sent directly to ISS, the Firm will promptly forward the proxy to ISS. Having ISS complete the actual voting of all proxies provides a central source for the Firm’s proxy voting records.

Proxy Voting Guidelines

ISS’ Standard Guidelines and U.S. Taft-Hartley Guidelines. Except as described below, the Firm will vote proxies for its clients, including the commingled funds managed by the Firm, using ISS’ services in accordance with applicable ISS guidelines. When voting in accordance with ISS guidelines, the Firm will generally apply the ISS’ Standard Guidelines. For the Firm’s Taft-Hartley clients, however, the Firm will vote proxies in accordance with ISS’ U.S. Taft-Hartley Guidelines.

Special Voting Issues. ISS will notify the Firm of certain votes involving, without limitation, certain material mergers and acquisition transactions, reorganizations, capital structure changes, dissolutions, conversions or consolidations, dissident shareholders, contested director elections, and certain social and environmental proposals (“Special Voting Issues”). With respect to all proxies involving Special Voting Issues, a member of the Corporate Governance Committee and the applicable portfolio manager will conduct a more detailed analysis of the issuer or the specific matter to be voted on and will determine whether the Firm will follow ISS recommendations or whether the Firm will make an independent determination on how to vote the proxy in accordance with the best interests of the clients. The Operations Department will send the Firm’s decision on how to vote the proxy to ISS, which will vote the proxy.

Client-Directed Proxies. If a client-directed proxy conflicts with ISS Guidelines, the Firm will vote in accordance with the client’s proxy guideline. ISS will execute the vote as directed by the Firm.

ISS’ Conflicts and Other Instances of Deviation from ISS Guidelines. If (i) the Firm becomes aware of a conflict of interest between the Firm and ISS, (ii) ISS is unable to complete or provide its research and analysis regarding a security on a timely basis or (iii) the Firm determines that voting in accordance with ISS guidelines is not in the best interest of the client, the Firm will not vote in accordance with ISS guidelines. In such cases, the Firm will make an independent decision on how to vote, which may or may not be consistent with ISS guidelines. ISS will execute the vote as directed by the Firm.

Conflicts of the Firm. In seeking to avoid conflicts, the Firm will vote in accordance with applicable ISS guidelines (i) if an employee of the Firm or one of its affiliates is on the board of directors of a company held in client accounts or (ii) if a conflict of interest exists between the Firm and a client with respect to the issuer. In the event of a conflict of interest between the Firm and a client, the Firm’s voting in accordance with ISS guidelines does not relieve the Firm of its fiduciary obligation to either vote in the client’s best interest or to provide to the client a full and fair disclosure of the conflict and obtain the client’s informed consent.

In the case of ERISA clients, if the investment management agreement reserves to the ERISA client the authority to vote proxies when the Firm determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Firm will give the ERISA client the opportunity to vote the proxies themselves. Absent the client reserving voting rights, the Firm will vote the proxies in accordance with this Proxy Voting Policy.

When the Firm votes proxies on behalf of the account of a corporation, or a pension plan sponsored by a corporation, in which the Firm’s other clients also own stock, the Firm will vote the proxy for its other clients in accordance with applicable ISS guidelines and the proxy for the corporation or its pension plan’s account as directed by the corporation.

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Abstentions: Determination Not to Vote

The Firm may abstain from voting if the Firm determines that abstention is in the best interests of the client. In making this determination, the Firm will consider various factors, including but not limited to (i) the costs (e.g., translation or travel costs) associated with exercising the proxy and (ii) any legal restrictions on trading resulting from the exercise of the proxy.

Some clients of the Firm participate in securities lending. The Firm will not vote securities that are out on loan within a securities lending program.

Securities No Longer Owned

The Firm will not review the proxy votes for securities that are no longer owned by a client account at the time of the proxy meeting.

Proxy Voting Audit Procedures and Oversight of Third-Party Proxy Voting Service

When the Firm is voting in accordance with ISS guidelines, the Operations Department reviews the “pre-populated” votes on the ISS’ electronic voting platform before ISS executes the vote. When voting on Special Voting Issues or in other instances of voting not in accordance with ISS guidelines, the Firm’s Operations Department itself “pre-populates” votes on the ISS’ electronic voting platform before ISS executes the vote.

Periodically, a random sample of the proxies voted by ISS will be audited to ensure ISS is voting in accordance with applicable ISS guidelines or consistent with the Firm’s direction, as applicable. Starting in the Fall of 2019, a sample of votes on Special Voting Issues will also be reviewed to evaluate whether the Firm’s voting determinations were consistent with this Proxy Voting Policy and in its clients’ best interest.

Annually, the Corporate Governance Committee will review ISS and its policies and methodologies. Starting in the Fall of 2019, this review will include, among others, the following topics and determinations:

• that ISS has the capacity and competence to adequately analyze proxy issues, including the adequacy and quality of its staffing, personnel and /or technology and any material changes in the ISS staffing and technology since the last review;

• whether ISS has an effective process for seeking timely input from issuers and its clients with respect to its proxy voting policies, methodologies, and peer group constructions;

• whether ISS engages with issuers, including its process for ensuring that it has complete and accurate information about the issuer and each particular matter, and ISS’ process, if any, for investment advisers to access the issuers’ views about ISS’ voting recommendations;

• whether the Firm has sufficient information on and understanding of ISS’ methodologies and the factors underlying ISS’ voting recommendations, including an understanding of how ISS obtains information relevant to its voting recommendations and how it engages with issuers and third parties;

• whether ISS is independent and can make recommendations in an impartial manner in the best interests of the Firm's clients. This analysis will include a review of (i) any ISS actual or potential conflicts known to the Firm, (ii) ISS’ policies and procedures on identifying, disclosing and addressing conflicts of interest, and (iii) whether ISS is disclosing its actual or potential conflicts to the Firm in a timely, transparent and accessible manner;

• ISS’ internal controls, including but not limited to a review of ISS’ business continuity plan, methodologies with respect to implementing the Firm’s voting instructions, proxy record keeping and internal and independent third-party audit certifications;

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• any factual errors, potential incompleteness, or potential methodological weaknesses in the ISS’ analysis known to the Firm and whether such errors, incompleteness, or weaknesses, materially affected ISS’ recommendations. The Firm will also access ISS’ process for disclosure to the Firm and efforts to correct any such identified errors, incompleteness or weaknesses.

Based on the Firm’s assessment of ISS and its service levels, the Firm can make a determination to obtain information about and consider alternative service providers to ISS.

Disclosure

The Firm will disclose in its Form ADV Part 2A that clients may contact the Firm in order to obtain information on how the Firm voted such client’s proxies, and to request a copy of this Proxy Voting Policy. If a client requests this information, the Client Servicing and Operations Departments will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired: (i) the name of the issuer, (ii) the proposal voted upon and (iii) how the Firm voted the client’s proxy.

A summary of this Proxy Voting Policy will be included in the Firm’s Form ADV Part 2, which is delivered to all clients. The summary will be updated whenever this Proxy Voting Policy is updated.

As a matter of policy, the Firm does not disclose how it expects to vote on upcoming proxies. Additionally, the Firm does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Proxy Voting Record Keeping

The Firm will maintain a record of items 1-3 below in its files. In accordance with its services contract with the Firm, ISS will maintain a record of items 4 and 5 below in its files.

1. Copies of this Proxy Voting Policy, and any amendments thereto;

2. A copy of any document the Firm created that was material to deciding on how to vote proxies, or that memorializes that decision. For votes that are inconsistent with ISS’ guidelines, the Firm must document the rationale for its vote;

3. A copy of each written client request for information on how the Firm voted such client’s proxies, and a copy of any written response to such request;

4. A copy of each proxy statement that the Firm or ISS receives regarding client securities; and

5. A record of each vote that the Firm casts.

Class Actions

The Firm does not direct clients’ participation in class actions, as disclosed in Part 2 of Form ADV. The Compliance Department will determine whether to return any documentation inadvertently received by the Firm regarding clients’ participation in class actions to the sender, or to forward such information to the appropriate clients.

Annual Policy Review

The Corporate Governance Committee will review, no less frequently than annually, the adequacy of this Proxy Voting Policy and the effectiveness of its implementation and determine whether the Policy is reasonably designed to ensure that the Firm casts proxy votes on behalf of its clients in the best interests of such clients.

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PINEBRIDGE INVESTMENTS LLC

PROXY VOTING POLICIES AND PROCEDURES

I. Introduction

Proxy voting is an important right of shareholders, such as PineBridge Clients, for which PineBridge must take reasonable care and diligence to ensure such rights are properly and timely exercised. PineBridge, as a fiduciary for its Clients, must vote proxies in their best interest. We believe considering forward looking improvement in ESG issues is in the economic interest of our Clients. Please refer to the PineBridge Stewardship and Engagement Policy for details on how PineBridge interacts with companies, entities or other market participants on Environmental, Social and Governance (ESG) issues.

II. Policy Statement

Proxy Procedures

As a registered investment adviser that votes (or delegates the voting of) securities held in Client portfolios, PineBridge has implemented proxy voting procedures that are reasonably designed to help ensure that a) PineBridge votes proxies in the best interest of its Clients; b) describes its proxy voting procedures to its Clients, and c) discloses to Clients how they may obtain information on how PineBridge voted their proxies. These procedures are designed to help enable PineBridge to manage material conflicts of interest. While PineBridge must disclose its votes upon request to Clients, no public disclosure is required. (Note that disclosure is required for any mutual funds advised by PineBridge, on Form N-PX.)

Record-Keeping

PineBridge must retain (i) these proxy voting policies and procedures; (ii) proxy statements received regarding Client securities; (iii) records of votes it casts on behalf of Clients; (iv) records of Client requests for proxy voting information, and; (v) any documents prepared by PineBridge that were material to making a decision how to vote, or that memorialized the basis for the decision. PineBridge may rely on proxy statements filed on EDGAR instead of keeping its own copies and rely on proxy statements and records of proxy votes cast by PineBridge that are maintained by contract with a third-party proxy voting service or other third party.

Proxies of Shares of Non-U.S. Corporations

PineBridge has implemented general voting policies with respect to non-U.S. shares owned by Clients. However, although U.S. companies must give shareholders at least 20 days’ advance notice to vote proxies, some non-U.S. companies may provide considerably shorter notice or none at all. PineBridge is not required to “rush” voting decisions in order to meet an impractical deadline, and as a result, PineBridge or PineBridge affiliates’ regional designees under certain circumstances may not vote certain proxies. In addition, certain non-U.S. regulations impose additional costs to a Portfolio that votes proxies, and PineBridge will take that into consideration when determining whether or not to vote.

In the case of a material conflict between the interests of PineBridge and those of its Clients, PineBridge will take steps to address such conflicts (which may include consulting with counsel) and will attempt to resolve all conflicts in the Client’s best interest.

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III. Procedures

•	Compliance is responsible for ensuring that the PineBridge ADV includes the appropriate language summarizing PineBridge’s proxy voting procedures and for updating the summary in the ADV whenever the procedures are updated. Compliance is also responsible for consulting with Legal to ensure that PineBridge’s proxy voting policy is kept up to date and in a form appropriate for transmission to Clients.
•	If a Client or potential Client requests a copy of the Proxy Voting Policy from Client Relations or Sales, Compliance should be contacted for the most recent version, or it may be obtained from the intranet. Client Relations will send to such Client a copy of the current version of the voting procedures within 7 days and will ensure that Compliance receives a log of each Client’s request and the action taken.
•	If a Client requests access to the records of how PineBridge voted its proxies, the Client should be assured that this will be provided, and Operations should be consulted. Operations has access to these proxy voting records.
•	PineBridge has established a Stewardship Committee (the “Committee”), which is responsible for defining and monitoring PineBridge’s proxy voting strategy and process. The Committee is comprised of members of senior management, portfolio management, Compliance, Legal, Product and Operations.
•	The Committee conducts an annual review of the proxy voting guidelines for domestic and non-U.S. Portfolios. Guidelines are reviewed to ensure that the interests of PineBridge’s Clients are best served.
•	Issues not addressed in the voting guidelines are determined on a case-by-case basis with input from the Committee and portfolio managers.
•	PineBridge has engaged a third-party vendor to administer proxy voting on its behalf. The vendor receives, in a majority of cases, proxies directly from the Client’s custodian and votes them based on PineBridge’ s voting guidelines.
•	In circumstances where PineBridge receives proxies directly, these proxies must be sent to the vendor promptly. The vendor then votes them in accordance with PineBridge’s voting guidelines. The vendor maintains a listing of all votes cast on behalf of PineBridge Clients.

December 20, 2021

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MetLife Investment Management, LLC

PROXY VOTING POLICY AND PROCEDURES

1     Introduction

1.1     Purpose

The purpose of this policy is to set forth how MetLife Investment Management, LLC (“MIM, LLC”) votes proxies.

MIM, LLC has established these proxy voting procedures with respect to MIM, LLC client accounts (referred to as “client” in this policy) where MIM, LLC has been delegated discretionary proxy voting authority. It is MIM, LLC’s policy to vote client proxies (“proxies”) for the benefit of and in the best interests of its clients in accordance with its fiduciary duty, Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and other applicable laws (including the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2).

This policy does not apply where MIM, LLC has not been delegated proxy voting authority by a client (i.e. the client has retained the authority or designated someone other than MIM, LLC to vote proxies on its behalf). These proxy voting policies and procedures are available to all clients upon request, with the understanding that they are subject to change at any time without notice.

1.2     Scope

MIM, LLC is responsible for managing (i) the investment portfolios of MetLife, Inc. subsidiaries (“MetLife Accounts”), and (ii) certain insurance company separate accounts and certain collective investment funds and unaffiliated managed account clients (“Client Accounts” and, together with the MetLife Accounts, the “Accounts”).

1.3     Policy Ownership

This Policy is owned by the Investments Chief Compliance Officer and will be reviewed bi-annually, or earlier as may be required.

1.4     Exceptions and Escalation

This Policy is to be adhered to in all circumstances. Where an exception scenario arises that contravenes this Policy it should be escalated for approval to Investments Compliance.

2	Policy

2.1     Overview

MIM, LLC has adopted these policies and procedures based on the guiding principle that any proxy vote must be done in the best interest of the client and with the intent to maximize the economic value of a particular security. These procedures are designed to ensure that material conflicts of interest on the part of MIM, LLC or its affiliates do not affect voting decisions on behalf of clients. All MIM, LLC personnel who are involved in the voting of proxies are required to adhere to these policies and procedures.

MIM, LLC generally votes every proxy. However, MIM, LLC may abstain on any particular vote or otherwise withhold its vote on any matter if, in the judgment of MIM, LLC, the costs associated with voting a particular proxy outweigh the benefits to clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of clients.

Once a client has delegated its proxy voting rights to MIM, LLC, MIM, LLC does not generally accept any subsequent direction on matters presented to shareholders for vote, regardless of whether such subsequent directions are from the client itself or a third party acting on behalf of the client. MIM, LLC views the delegation of discretionary voting authority as an “all-or-nothing” choice for its clients.

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MIM, LLC has adopted proxy voting guidelines (the “Guidelines”) that set forth how MIM, LLC plans to vote on specific matters presented for shareholder vote. These Guidelines are periodically reviewed and updated by MIM, LLC’s Proxy Voting Committee (the “Proxy Committee”) and maintained by the Proxy Committee. The Guidelines are intended to address most material conflicts of interest. MIM, LLC, however, reserves the right to override the Guidelines (an “Override”) with respect to a particular shareholder vote when an Override is consistent with the guiding principle of seeking the maximization of economic value to clients, taking into consideration all relevant facts and circumstances at the time of the vote. MIM, LLC’s procedures for determining an Override are set forth herein.

Absent any legal or regulatory requirement to the contrary, it is generally the policy of MIM, LLC to maintain the confidentiality of the particular votes that it casts on behalf of clients. MIM, LLC will furnish to a particular client details of how MIM, LLC has voted the securities in its account; clients can request this information by contacting MIM, LLC. MIM, LLC does not, however, generally disclose the results of voting 2 decisions to third parties (other than those that may have participated in the voting process, as described below).

2.2     Proxy Voting Committee

Certain aspects of the administration of these proxy voting policies and procedures are governed by the Proxy Committee. The Proxy Committee may change its structure or composition from time to time, but at all times shall consist of at least one representative from MIM, LLC’s Index Strategies team, one member from Operations, one member from MIM, LLC’s Public Fixed Income team and one person from Investments Compliance. If other investment divisions of MIM, LLC have assets that require proxy voting, then such unit shall appoint at least one member from their respective investment team. Investments Legal serves as an adviser to the Proxy Committee, but is not a required attendee.

A member of Investments Compliance is responsible for keeping records of the Proxy Committee’s meetings.

The Proxy Committee shall hold at least two regular meetings during each calendar year, at which the Proxy Committee reviews the proxy voting service provider, the Guidelines and proxy voting record data with respect to votes taken in accordance with these policies and procedures since the previous meeting. Information for the Proxy Committee meeting is submitted by the Index Strategies Team and Operations (on behalf of public fixed income).

The Proxy Committee shall also meet: whenever there is a recommendation that the Proxy Committee authorize an Override; in the event of a proxy vote where a material conflict of interest has been identified; or at such other times as the Proxy Committee may determine. Proxy Committee meetings may be held in person, via teleconference or through communication by email.

On all matters, the Proxy Committee makes its decisions by a vote of a majority of the members of the Proxy Committee present at the meeting. At any meeting of the Proxy Committee, a majority of the members of the Proxy Committee in attendance (whether in person or virtual) constitutes a quorum.

2.3     Proxy Voting Service Vendor

MIM, LLC has retained Institutional Shareholder Services (“ISS”) to vote proxies on MIM, LLC’s behalf. ISS prepares analyses of most matters submitted to a shareholder vote and also provides voting services to institutions such as MIM, LLC. ISS receives a daily electronic feed of all holdings in relevant MIM, LLC client voting accounts, and monitors the client accounts and their holdings to ensure that all proxies are received. MIM, LLC has directed ISS to vote proxies in accordance with the Guidelines approved by the Proxy Committee and shall monitor the voting of the proxies.

The Proxy Committee shall, no less than annually, review the services provided by ISS or any other proxy voting and recording service provider retained by MIM, LLC, to assess whether the proxy service provider is capable of making impartial proxy voting recommendations in the best interests of MIM, LLC’s clients.

In making such an assessment the review may consider:

•	The proxy service provider’s conflict management procedures and assessment of the effectiveness of the implementation of such procedures;
•	The proxy service provider’s Form ADV, if applicable, and other disclosure made by a proxy service provider regarding its products, services and methods of addressing conflicts of interest; and/or;
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•	Inquiries to, and discussions with, representatives of a proxy service provider regarding its products, services and methods of addressing conflicts of interest.

No less than annually, MIM, LLC shall obtain from each proxy service provider a copy of its conflict management procedures and request that the proxy service provider provide an update of any material revision to such procedures

2.4     Overriding the Guidelines

MIM, LLC may Override the Guidelines when such an Override is consistent with this policy and the guiding principle of seeking the maximization of economic value to clients, taking into consideration all relevant facts and circumstances at the time of the vote, as further described below. I

If any member of the Proxy Committee, or other individual within MIM, LLC, believes that MIM, LLC should vote in a manner inconsistent with the Guidelines, such person must notify MIM, LLC’s Chief Compliance Officer (“CCO”). The CCO will work with the Proxy Committee to make a determination as to whether the situation presents a material conflict of interest.

The term “conflict of interest” refers to a situation in which MIM, LLC or its affiliates have a financial interest in the proxy matter, other than the obligation MIM, LLC incurs as investment adviser, which may compromise MIM, LLC’s freedom of judgment and action with respect to the voting of the proxy. The CCO, in consultation with MIM, LLC Legal, shall determine if there is a conflict of interest and whether or not it is material to the voting of a proxy.

No Material Conflict of Interest

If it is determined that there is no material conflict of interest, MIM, LLC will present the matter to the Proxy Committee for a vote. If the Proxy Committee approves the Override, the appropriate member of MIM, LLC will instruct ISS to vote accordingly prior to the voting deadline. MIM, LLC will retain records of documents material to any such determination and the voting of any such proxy.

Material Conflict of Interest

If, it is determined that there is a material conflict of interest with respect to the relevant shareholder vote, a special meeting of the Proxy Committee will be required to override the guidelines. As part of its deliberations, the Proxy Committee will consider, as applicable, the following:

•	a description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;
•	data regarding client holdings in the relevant issuer;
•	pertinent information related to a material conflict of interest, together with all relevant materials;
•	the vote indicated by the Guidelines, together with any relevant information provided by ISS; and
•	the rationale for the request for an Override, together with all relevant information.

After review, the Proxy Committee will arrive at a decision based on the guiding principle of seeking the maximization of the economic value of clients’ holdings. The Proxy Committee may vote to authorize an Override with respect to such a vote notwithstanding the presence of a material conflict of interest only if the Proxy Committee determines that such an Override would be in the best interests of clients. Whether or not the committee authorizes an Override, the Proxy Committee’s deliberations and decisions will be appropriately documented and such records will be maintained by the group responsible for keeping records of the Proxy Committee’s meetings.

2.5     Votes Not Governed by Guidelines

In the event that there is a matter presented for a proxy vote that is not governed by the Guidelines, the Proxy Committee will follow a process similar to that set forth above in determining how to vote the proxy. In the event of

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a conflict of interest, the Proxy Committee also will follow a process similar to that set forth above. In such a scenario, the relevant portfolio management team will make a recommendation to the Proxy Committee as to how such proxy should be voted, based on the portfolio management team’s assessment of the particular matter(s) at issue and what they believe to be in the best interest of the client, with the intent to maximize the economic value of the particular security. Under normal circumstances, the Proxy Committee shall approve the portfolio management team’s recommendation, and a member of MIM, LLC will instruct ISS to vote in accordance with the recommendation. In the event that MIM, LLC Legal determines that there is a material conflict of interest with respect to the relevant shareholder vote, a special meeting of the Proxy Committee will be required to arrive at a voting decision, following the applicable considerations and documentation requirements set forth in the “Material Conflict of Interest” section above.

2.6     No Undue Influence

If at any time any MIM, LLC associate is pressured or lobbied with respect to overriding the Guidelines for a particular shareholder vote, such person should provide information regarding such activity to the CCO who will notify Investments Legal and the Proxy Committee and maintain a record of this information. The Proxy Committee will consider this information in evaluating any proposed Override with respect to such a vote.

2.7     Books and Records Retention

MIM, LLC maintains records of all proxies voted in accordance with Section 204-2 of the Advisers Act. MIM, LLC may delegate this responsibility to ISS or any other proxy voting and recording service provider retained by MIM, LLC. As required and permitted by Rule 204-2(c) under the Advisers Act, the following records are maintained:

•	a copy of these policies and procedures;
•	proxy statements received regarding client securities;
•	a record of each vote cast, and such records are accessible to MIM, LLC;
•	a copy of any document created by MIM, LLC that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and
•	each written client request for proxy voting records and MIM, LLC’s written response to any (written or oral) client request for such records.
148

Vontobel Asset Management, Inc

Policy Guidelines for Voting Proxies

Clients may opt to have us vote proxies on their behalf. We rely on an outside proxy voting service provider for proxy voting research and guidance. A copy of our proxy voting policies and procedures is available to clients upon request. We will provide clients with a summary of the proxy votes cast for their portfolio on a quarterly basis upon a client's written request. Clients can change their proxy voting option at any time by providing us with written notice.

Because the outcome of shareholder votes may affect investment values, we exercise an important responsibility by voting proxies. We support the right of shareholders to submit important matters for inclusion on a company's proxy statement. In each case – whether a proposal is introduced by management or shareholders – we vote based on the financial interest of our clients.

There may be jurisdictions which require a power of attorney in order for us to vote proxies on behalf of the client. It is the client custodian’s responsibility to ensure a valid power of attorney is on file. In situations where this requirement has not been met, a proxy vote may not be completed for ballots in that jurisdiction. There also may be instances where at the sub custodial level, there are multiple managers who may vote differently for the same proposal. A proxy vote may not be completed for ballots with split voting.

Pursuant to SEC Rule 206(4)-6, we have adopted policies and procedures for voting proxies. The key objective of our policies and procedures is to recognize that a company's management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company's board of directors. While ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation's board of directors, this objective also recognizes that the company's shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications for the shareholders. Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

•	Accountability. Each company should have effective means in place to hold those entrusted with running a company's business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.
•	Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company's shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.
•	Transparency. Timely disclosure of important information about a company's business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company's securities.

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Decision Methods and Conflicts of Interest

The sheer number of proxy votes related to client holdings makes it impossible for us to research each and every proxy issue. Recognizing the importance of informed and responsible proxy voting, we rely on Institutional Shareholder Services (ISS) to provide proxy voting research and guidance. We base our voting on ISS’s Sustainability Policy. In addition to the Sustainability Policy, we also have custom policies covering circumstances that may not be consistently addressed by ISS.

In most cases, we vote in accordance with the recommendation of the ISS Sustainability Policy, but we reserve the right to disagree or override a recommendation if we see fit. In those instances, a memorandum or formal email will be written to document the research presented, discussion points and final decision regarding the vote. The Chief Compliance Officer or designee shall be responsible for ensuring that such documentation is prepared and maintained by the firm. The Investment Policy Committee (IPC) will review all changes to proxy votes for the quarter that are contrary to ISS recommendation to ensure no conflicts of interest or any other relevant issues.

Conflicts of interest can arise when a particular proxy vote pits the interests of an investment adviser against those of a client, where, for example, the issue of an investment adviser’s fees is somehow involved. Other possible conflicts include where an investment adviser manages an issuer’s retirement plan, or an investment adviser or an employee has a business relationship with an issuer. Conflicts of interest can arise in many other ways as well. Whenever a proxy vote presents a material conflict between the interests of a client, on the one hand, and the firm's interests or the interests of a person affiliated with the firm on the other, we will use one of the following methods to resolve the conflict, provided the method results in a decision that is based on the client’s best interest:

–	Provide the client with sufficient information regarding the shareholder vote and our potential conflict with the client, and obtain the client's consent before voting;
–	Vote securities based on the pre-determined voting policy set forth herein;
–	Vote client securities based upon the original recommendation of ISS; or,
–	Request the client to engage another party to determine how the proxies should be voted.

With respect to registered investment company clients, we will resolve all conflicts by voting pursuant to ISS's recommendations.

Our proxy voting policies and procedures apply only to those clients who in their Investment Management Agreements have chosen to have us vote their proxies. Those clients who have not chosen to have us vote their proxies will receive their proxies or other solicitations directly from their custodian, who will be solely responsible for providing clients with information about a particular solicitation. Clients, however, can call or email us should they have any questions about a particular proxy solicitation.

150

PGIM Quantitative Solutions LLC (PQS)

Description of Proxy Voting Policies

It is the policy of PQS to vote proxies on client securities in the best long-term economic interest of its clients (i.e., the mutual interests of clients in seeing the appreciation in value of a common investment over time). In the case of pooled accounts, PQS’ policy is to vote proxies on securities in such account in the best long-term economic interest of the pooled account. In the event of any actual or potential conflict of interest between PQS and its clients or affiliates, PQS votes in accordance with the policy of its proxy voting advisor rather than its own policy.

PQS’ proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PQS’ judgment of how to further the best long-range economic interest of its clients through the shareholder voting process. They also reflect PQS’ general philosophy on corporate governance matters and its approach to governance and other issues that may often arise when voting ballots on the various securities held in client accounts. PQS’ guidelines are not intended to limit the analysis of individual issues at specific companies nor do they indicate how it will vote in every instance. Rather, they express PQS’ views about various ballot issues generally, and provide insight into how it typically approaches such issues. PQS may consider Environmental, Social and Governance (ESG) factors in its voting decisions. Where ballot issues are not addressed by PQS’ policy, or when circumstances may suggest a vote not in accordance with its established guidelines, PQS’ voting decisions are made on a case-by-case, or manual, basis taking into consideration the potential economic impact of the proposal as well as any circumstances that may result in restrictions on trading the security. Case-by-case evaluation of a ballot item entails consideration of various, specific factors as they relate to a particular issuer and/or proposed action. For example, when performing manual evaluation of a ballot item relating to executive compensation, we consider such factors as stock performance, financial position and compensation practices of the issuer relative to its peers, change in control, tax gross-up and clawback policies of the issuer, pay inequality and other corporate practices, although not all factors may be relevant or of equal significance to a specific matter. With respect to contested meetings (voted on a case-by-case basis), we consider research provided by PQS’ proxy advisor as well as other available information sources, to understand the issues on both sides and determine our view. With respect to mergers and acquisitions, we consider whether a fairness opinion as to valuation has been obtained. With respect to ESG ballots, which we vote based on financial materiality, and on a case-by-case basis, we consider research provided by PQS’ proxy advisor, engagement service provider, proprietary ESG scores, among other information sources, to determine our view.

With respect to non-U.S. holdings, PQS generally votes non-U.S. securities on a best-efforts basis if PQS determines that voting is in the best economic interest of its clients. PQS may be unable to vote proxies in countries where clients or their custodians do not have the ability to cast votes due to lack of documentation or operational capacity, or otherwise. PQS utilizes the services of a third-party proxy voting advisor, and has directed it, upon receipt of proxies, to vote in a manner consistent with PQS’ established proxy voting guidelines described above. PQS conducts regular due diligence on its proxy advisor. In accordance with its obligations under the Advisers Act, PQS provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client’s securities.

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PART C

OTHER INFORMATION

Item 28. Financial Statements and Exhibits.

(a) Articles of Incorporation. Registrant’s Agreement and Declaration of Trust is incorporated by reference to Exhibit 23(a) to the Registrant’s Statement on Form N-1A filed with the Securities & Exchange Commission (“SEC”) on December 11, 2007.

(b) By-Laws.  Registrant’s By-Laws are incorporated by reference to Exhibit 23(b) to the Registrant’s Statement on Form N-1A filed with the SEC on December 11, 2007.

 (c) Instruments Defining Rights of Security Holder. Articles III, V and VII of the Registrant’s Agreement and Declaration of Trust define the rights of shareholders.

(d) Investment Advisory Contracts.

(d.1)(i) Investment Advisory Agreement with Dunham & Associates Investment Counsel, Inc. was previously filed in Pre-Effective Amendment No. 1 on February 22, 2008 and is incorporated herein by reference.

(d.1)(ii) Revised Schedule A to Investment Advisory Agreement with Dunham & Associates Investment Counsel, Inc. was previously filed in Post-Effective Amendment No. 46 on August 29, 2016 and is incorporated herein by reference.

(d.2) Sub-Advisory Agreement with Ziegler Capital Management, LLC with respect to the Dunham Small Cap Value Fund was previously filed in Post-Effective Amendment No. 60 on March 1, 2021 and is incorporated herein by reference.

(d.3) Sub-Advisory Agreement with PineBridge Investments LLC with respect to the Dunham High-Yield Bond Fund was previously filed in Post-Effective Amendment No. 50 on December 29, 2017 and is incorporated herein by reference.

(d.4) Sub-Advisory Agreement with Pier Capital, LLC with respect to the Dunham Small Cap Growth Fund was previously filed in Post-Effective Amendment No. 11 on February 2, 2010 and is incorporated herein by reference. Amendment dated December 16, 2014 to the Sub-Advisory Agreement was previously filed in Post-Effective Amendment No. 41 on February 20, 2015 and is incorporated herein by reference.

(d.5) Sub-Advisory Agreement with Virtus Fixed Income Advisers, LLC with respect to the Dunham Corporate/Government Bond Fund was previously filed in Post-Effective Amendment No. 63 on February 28, 2023 and is incorporated herein by reference.

(d.6) Sub-Advisory Agreement with American Assets Capital Advisers, LLC with respect to the Dunham Real Estate Stock Fund was previously filed in Post-Effective Amendment No. 58 on February 27, 2020.

(d.7) Sub-Advisory Agreement with NS Partners Ltd. with respect to the Dunham Emerging Markets Stock Fund was previously filed in Post-Effective Amendment No. 58 on February 27, 2020.

(d.8) Sub-Advisory Agreement with Grantham Mayo Van Otterloo & Co. LLC with respect to the Dunham Monthly Distribution Fund was previously filed in Post-Effective Amendment No. 61 on March 1, 2022.

(d.9) Amended and Restated Sub-Advisory Agreement with Arrowstreet Capital, Limited Partnership was previously filed in Post-Effective Amendment No.37 on September 5, 2014 and is incorporated herein by reference. Amendment dated December 16, 2014 to the Sub-Advisory Agreement was previously filed in Post-Effective Amendment No. 41 on February 20, 2015 and is incorporated herein by reference.

(d.10) Sub-Advisory Agreement with The Ithaka Group, LLC with respect to the Dunham Focused Large Cap Growth Fund was previously filed in Post-Effective Amendment No. 63 on February 28, 2023 and is incorporated herein by reference.

(d.11) Sub-Advisory Agreement with PineBridge Investments LLC with respect to Dunham Floating Rate Bond Fund was previously filed in Post-Effective Amendment No. 61 on March 1, 2022.

(d.12) Sub-Advisory Agreement with Virtus Fixed Income Advisers, LLC with respect to the Dunham International Opportunity Bond Fund was previously filed in Post-Effective Amendment No. 63 on February 28, 2023 and is incorporated herein by reference.

(d.13) Sub-Advisory Agreement with Logan Circle Partners, L.P. with respect to Dunham Appreciation & Income Fund (now known as the Dunham Long/Short Credit Fund) was previously filed in Post-Effective No. 54 on June 29, 2018 and is incorporated herein by reference. Addendum to Sub-Advisory Agreement with MetLife Investment Management, LLC with respect to the Dunham Long/Short Credit Fund was previously filed in Post-Effective Amendment No. 58 on February 27, 2020.

(d.14) Sub-Advisory Agreement with Vontobel Asset Management, Inc. with respect to Dunham Dynamic Macro Fund was previously filed in Post-Effective Amendment No. 63 on February 28, 2023 and is incorporated herein by reference.

(d.15) Sub-Advisory Agreement with Great Lakes Advisors, LLC with respect to Dunham Large Cap Value Fund was previously filed in Post-Effective Amendment No. 63 on February 28, 2023 and is incorporated herein by reference.

(d.16) Sub-Advisory Agreement with PGIM Quantitative Solutions LLC with respect to Dunham U.S. Enhanced Market Fund to be filed by subsequent amendment.

(e) Underwriting Contracts.

(e.1) Underwriting Agreement with Dunham & Associates Investment Counsel, Inc. was previously filed in Pre-Effective Amendment No. 1 on February 22, 2008 and is incorporated herein by reference.

(e.2) Revised Schedule A to Underwriting Agreement with Dunham & Associates Investment Counsel, Inc. was previously filed in Post-Effective Amendment No. 46 on August 29, 2016 and is incorporated herein by reference.

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodian Agreements. Registrant’s Custody Agreement between Dunham Funds and US Bank National Association was previously filed in Post-Effective Amendment No.13 on April 9, 2010 and is incorporated herein by reference. Revised Schedule A to Custody Agreement with US Bank National Association was previously filed in Post-Effective Amendment No. 46 on August 29, 2016 and is incorporated herein by reference.

(h) Other Material Contracts.

(h.1) Registrant’s Administrative Services Agreement with Gemini Fund Services, LLC was previously filed in Pre-Effective Amendment No. 1 on February 22, 2008 and is incorporated herein by reference. Revised Schedule B to Fund Administrative Service Agreement with Gemini Fund Services, LLC was previously filed in Post-Effective Amendment No. 35 on October 16, 2013 and is incorporated herein by reference. Revised Schedule A to Fund Administrative Service Agreement was previously filed in Post-Effective Amendment No. 46 on August 29, 2016 and is incorporated herein by reference. Amendment dated June 1, 2018 to the Administrative Services Agreement was previously filed in Post-Effective Amendment No. 56 on February 27, 2019 and is incorporated herein by reference. Amendment dated January 1, 2020 to the Administrative Services Agreement was previously filed in Post-Effective Amendment No. 60 on March 1, 2021 and is incorporated herein by reference.. Amendment dated January 1, 2020 to the Administrative Services Agreement was previously filed in Post-Effective Amendment No. 60 on March 1, 2021 and is incorporated herein by reference. Addendum dated May 26, 2022 to the Administrative Services Agreement was previously filed in Post-Effective Amendment No. 63 on February 28, 2023 and is incorporated herein by reference.

(h.2) Registrant’s Fund Accounting Service Agreement with Gemini Fund Services, LLC was previously filed in Pre-Effective Amendment No. 1 on February 22, 2008 and is incorporated herein by reference. Revised Schedule B to Fund Accounting Service Agreement with Gemini Fund Services, LLC was previously filed in Post-Effective Amendment No. 35 on October 16, 2013 and is incorporated herein by reference. Revised Schedule A to Fund Accounting Service Agreement was previously filed in Post-Effective Amendment No. 46 on August 29, 2016 and is incorporated herein by reference. Amendment dated June 1, 2018 to the Fund Accounting Service Agreement was previously in Post-Effective Amendment No. 56 on February 27, 2019 and is incorporated herein by reference. Amendment dated January 1, 2020 to the Fund Accounting Services Agreement was previously filed in Post-Effective Amendment No. 60 on March 1, 2021 and is incorporated herein by reference.

(h.3) Registrant’s Transfer Agency and Service Agreement with Gemini Fund Services was previously filed in Pre-Effective Amendment No. 1 on February 22, 2008 and is incorporated herein by reference. Revised Schedule B to Transfer Agency and Service Agreement with Gemini Fund Services, LLC was previously filed in Post-Effective Amendment No. 8 on December 30, 2008 and is incorporated herein by reference. Revised Schedule A to Transfer Agency and Service Agreement with Gemini Fund Services, LLC was previously filed in Post-Effective Amendment No. 46 on August 29, 2016 and is incorporated herein by reference.

(h.4) Registrant’s Custody Administration Agreement on behalf of Dunham Monthly Distribution Fund with Gemini Fund Services, LLC was previously filed in Post-Effective Amendment No. 10 on December 4, 2009 and is incorporated herein by reference.

(h.5) Registrant’s Special Custody and Pledge Agreement among Dunham Funds, on behalf of the Dunham Monthly Distribution Fund, Goldman Sachs & Co., Westchester Capital Management, Inc. and U.S. Bank National Association was previously filed in Form N-1A on February 14, 2011 and is incorporated herein by reference. Amendment dated April 23, 2020 to the Special Custody and Pledge Agreement was previously filed in Post-Effective Amendment No. 60 on March 1, 2021 and is incorporated herein by reference.

(h.6) Expense Limitation Agreement between Dunham Funds, on behalf of the Dunham Monthly Distribution Fund, and Westchester Capital Management, LLC was previously filed in Form N-1A on February 21, 2014 and is incorporated herein by reference. Expense Limitation Agreement dated December 9, 2014 between Dunham Funds, on behalf of the Dunham Monthly Distribution Fund, and Westchester Capital Management, LLC was previously filed in Post-Effective Amendment No. 41 on February 20, 2015 and is incorporated herein by reference. Expense Limitation Agreement dated February 29, 2016 between Dunham Funds, on behalf of the Dunham Monthly Distribution Fund, and Westchester Capital Management, LLC was previously filed in Post-Effective Amendment No. 42 on Form N-1A on February 23, 2016 and is incorporated herein by reference.

(h.7) Form of Selling Agreement was previously filed in Post-Effective Amendment No. 63 on February 28, 2023 and is incorporated herein by reference.

(i) Legal Opinion.

(i.1) Opinion of Thompson Hine LLP was previously filed in Post-Effective Amendment No. 46 on August 29, 2016 and is incorporated herein by reference.

 (j) Other Opinions.

Consent of Independent Registered Public Accounting Firm. None.

(k) Omitted Financial Statements. None.

(l) Initial Capital Agreements.  Not Applicable.

(m) Rule 12b-1 Plan.

(m.1) Class A Amended and Restated Rule12b-1 Plan was previously filed in Post- Effective Amendment No. 10 on December 4, 2009 and is incorporated herein by reference. Revised Appendix A to the Class A Amended and Restated Rule 12b-1 Plan was previously filed in Post-Effective Amendment No. 46 on August 29, 2016 and is incorporated herein by reference.

(m.2) Class C Amended and Restated Rule 12b-1 Plan was previously filed in Post- Effective Amendment No. 10 on December 4, 2009 and is incorporated herein by reference. Revised Appendix A to the Class C Amended and Restated Rule 12b-1 Plan was previously filed in Post-Effective Amendment No. 46 on August 29, 2016 and is incorporated herein by reference.

(m.3) Class A and Class C Shareholder Servicing Plan Agreement was previously filed in Post- Effective Amendment No. 8 on December 30, 2008 and is incorporated herein by reference. Revised Appendix A to the Class A and Class C Revised Amended and Restated Rule12b-1 Plan was previously filed in Post-Effective Amendment No.13 on April 9, 2010 and is incorporated herein by reference. Revised Appendix A to the Class A and Class C Shareholder Servicing Plan Agreement was previously filed in Post-Effective Amendment No. 48 on February 27, 2017 and is incorporated herein by reference.

(n)	Rule 18f-3 Plan. Amended Rule 18f-3 Plan was previously filed in Post-Effective Amendment No. 7 on September 26, 2008 and is incorporated herein by reference. Revised Appendix A and B to the Amended Rule 18f-3 Plan was previously filed in Post-Effective Amendment No.19 on November 29, 2011 and is incorporated herein by reference. Revised Appendix A and B to the Amended Rule 18f-3 Plan was previously filed in Post-Effective Amendment No. 46 on August 29, 2016 and is incorporated herein by reference.

(o) Reserved.

(p) Code of Ethics.

(p.1) Dunham Funds Code of Ethics was previously filed in Post-Effective Amendment No. 1 on March 4, 2008 and is incorporated herein by reference.

(p.2) Dunham & Associates Investment Counsel, Inc. and Dunham Funds joint Code of Ethics and Conduct was previously filed in Post-Effective Amendment No. 41 on Form N-1A on February 20, 2015 and is incorporated herein by reference.

(p.3) Code of Ethics of American Assets Capital Advisers, LLC was previously filed in Post-Effective Amendment No. 58 on February 27, 2020.

(p.4) Pier Capital, LLC Code of Ethics was previously filed in Pre-Effective Amendment No. 1 on February 22, 2008 and is incorporated herein by reference.

(p.5) SCM Advisors LLC Code of Ethics was previously filed in Pre-Effective Amendment No. 1 on February 22, 2008 and is incorporated herein by reference. Code of Ethics of Newfleet Asset Management, LLC (fka SCM Advisors LLC) was previously filed in Post-Effective Amendment No. 35 on October 16, 2013 and is incorporated herein by reference.

(p.6) Code of Ethics of Virtus Fixed Income Advisers, LLC was previously filed in Post-Effective Amendment No. 63 on February 28, 2023 and is incorporated herein by reference.

(p.7) Code of Ethics of Grantham Mayo Van Otterloo & Co. LLC was previously filed in Post-Effective Amendment No. 61 on March 1, 2022.

(p.8) Code of Ethics of Ziegler Capital management, LLC was previously filed in Post-Effective Amendment No. 58 on February 27, 2020.

(p.9) Arrowstreet Capital, Limited Partnership Code of Ethics was previously filed in Post-Effective Amendment No. 7 on September 26, 2008 and is incorporated herein by reference.

(p.10) The Ithaka Group, LLC Code of Ethics was previously filed in Post-Effective Amendment No.18 on September 15, 2011 and is incorporated herein by reference.

(p.11) Code of Ethics of NS Partners, Ltd. was previously filed in Post-Effective Amendment No. 58 on February 27, 2020.

(p.12) Code of Ethics of Vontobel Asset Management, Inc. was previously filed in Post-Effective Amendment No. 63 on February 28, 2023 and is incorporated herein by reference.

(p.13) Code of Ethics of Great Lakes Advisors, LLC was previously filed in Post-Effective Amendment No. 63 on February 28, 2023 and is incorporated herein by reference.

(p.14) Code of Ethics of PineBridge Investments LLC was previously filed in Post-Effective Amendment No. 50 on December 29, 2017 and is incorporated herein by reference.

(p.15) Code of Ethics of MetLife Investments Department was previously filed in Post-Effective Amendment No. 58 on February 27, 2020.

(p.16) Code of Ethics of PGIM Quantitative Solutions LLC to be filed by subsequent amendment.

(q) Powers of Attorney. Power of Attorney of the Registrant and Powers of Attorney of the Officers and the Trustees of the Registrant was previously filed in Post-Effective Amendment No. 61 on March 1, 2022.

Item 29. Control Persons. None.

Item 30. Indemnification.

Reference is made to Article VIII of the Registrant’s Agreement and Declaration of Trust which is included.  The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Indemnification by the Underwriter.

(a)       Dunham & Associates Investment Counsel, Inc. agrees to indemnify, defend and hold the Registrant, its several officers and Board members, and any person who controls the Registrant within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which the Registrant, its officers or Board members, or any such controlling person, may incur under the Securities Act, the 1940 Act, or under common law or otherwise, but only to the extent that such liability or expense incurred by the Registrant, its officers or Board members, or such controlling person results from such claims or demands:

(i)       arising out of or based upon any sales literature, advertisements, information, statements or representations made by Dunham & Associates Investment Counsel, Inc. and unauthorized by the Registrant or any Disqualifying Conduct in connection with the offering and sale of any Shares, or

(ii)       arising out of or based upon any untrue, or alleged untrue, statement of a material fact contained in information furnished in writing by Dunham & Associates Investment Counsel, Inc. to the Fund specifically for use in the Registrant’s Registration Statement and used in the answers to any of the items of the Registration Statement or in the corresponding statements made in the Prospectus, or shall arise out of or be based upon any omission, or alleged omission, to state a material fact in connection with such information furnished in writing by Dunham & Associates Investment Counsel, Inc. to the Registrant and required to be stated in such answers or necessary to make such information not misleading.

(b)       Dunham & Associates Investment Counsel, Inc.’s agreement to indemnify the Registrant, its officers and Trustees, and any such controlling person, as aforesaid, is expressly conditioned upon Dunham & Associates Investment Counsel, Inc.’s being notified of any action brought against the Registrant, its officers or Trustees, or any such controlling person, such notification to be given by letter, by facsimile or by telegram addressed to Dunham & Associates Investment Counsel, Inc. at its address within a reasonable period of time after the summons or other first legal process shall have been served.

(c)       The failure to notify Dunham & Associates Investment Counsel, Inc. of any such action shall not relieve Dunham & Associates Investment Counsel, Inc. from any liability which it may have to the person against whom such action is brought by reason of any such untrue, or alleged untrue, statement or omission, or alleged omission, otherwise than on account of Dunham & Associates Investment Counsel, Inc.’s indemnity agreement.

(d)       Dunham & Associates Investment Counsel, Inc. will be entitled to assume the defense of any suit brought to enforce any such claim, demand or liability, but, in such case, such defense shall be conducted by counsel of good standing chosen by Dunham & Associates Investment Counsel, Inc. and approved by the Registrant, which approval shall not be unreasonably withheld. If Dunham & Associates Investment Counsel, Inc. elects to assume the defense of any such suit and retain counsel of good standing approved by the Registrant the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in the case Dunham & Associates Investment Counsel, Inc. does not elect to assume the defense of any such suit, Dunham & Associates Investment Counsel, Inc. will reimburse the Registrant, the Registrant’s officers and directors, or the controlling person or persons named as defendant or defendants in such suit, for the reasonable fees and expenses of any counsel retained by the Registrant or them.

Dunham & Associates Investment Counsel, Inc. indemnification agreement contained in this Section and Dunham & Associates Investment Counsel, Inc. representations and warranties in the Underwriting Agreement shall remain operative and in full force and effect regardless of any investigation made by Dunham & Associates Investment Counsel, Inc. or on behalf of Dunham & Associates Investment Counsel, Inc., its officers and directors, or any controlling person, and shall survive the delivery of any Shares. This agreement of indemnity will inure exclusively to the Funds’ benefit, to the benefit of the Funds’ officers and Trustees, and their respective estates, and to the benefit of any controlling persons and their successors. Dunham & Associates Investment Counsel, Inc. agrees promptly to notify the Funds of the commencement of any litigation or proceedings against Dunham & Associates Investment Counsel, Inc. or any of its officers or directors in connection with the issue and sale of Shares.

Sub-Advisory Agreements.

Each sub-advisory agreement indicates that the sub-adviser shall indemnify the Dunham & Associates Investment Counsel, Inc., the Registrant and each respective Fund, and their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys’ fees, which Dunham & Associates Investment Counsel, Inc., the Registrant or a Fund and their respective affiliates and controlling persons may sustain as a result of the respective sub-adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law. Notwithstanding any other provision in the sub-advisory agreement, the Dunham & Associates Investment Counsel, Inc., in addition to its other indemnification obligations hereunder, will indemnify the Dunham & Associates Investment Counsel, Inc., the Registrant and each Fund, and their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys’ fees, to which they may be subjected as a result of their reliance upon and use of the historical performance calculations provided by the respective sub-adviser concerning the sub-adviser’s composite account data or historical performance information on similarly managed investment companies or accounts, except that the Dunham & Associates Investment Counsel, Inc., the Registrant and each Fund and their respective affiliated persons and control persons shall not be indemnified for a loss or expense resulting from their negligence or willful misconduct in using such numbers.

Item 31. Activities of Investment Adviser.

Certain information pertaining to the business and other connections of Dunham & Associates Investment Counsel, Inc., the Adviser to the Dunham Funds, is hereby incorporated herein by reference to the section of Prospectus captioned “Management of the Fund” and to the section of the Statement of Additional Information captioned “Investment Management and Other Services.”  The information required by this Item 26 with respect to each director, officer or partner of Dunham & Associates Investment Counsel, Inc. is incorporated by reference to Form ADV filed by Dunham & Associates Investment Counsel, Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-25803).

See “Management of the Funds, Sub-Advisers” in the Prospectus and “Investment Management and Other Services” in the Statement of Additional Information regarding the business of the sub-advisers to the Dunham Funds.  For information as to the business, profession vocation or employment of a substantial nature of each of the officers and directors of the sub-advisers, reference is made to the Form ADV of Virtus Fixed Income Advisers, LLC (File No. 801-68743); the Form ADV of American Assets Capital Advisers, LLC (File No.801-280101); the Form ADV of Ziegler Capital Management, LLC (File No. 801-64334); the Form ADV of Pier Capital, LLC (File No.801-63390); the Form ADV of MetLife Investment Management, LLC (File No. 801-67314); the Form ADV of Grantham Mayo Van Otterloo & Co. LLC (File No. 801-15028); the Form ADV of Arrowstreet Capital, Limited Partnership (File No. 801-56633); the Form ADV of The Ithaka Group (File No. 801-69086); the Form ADV of NS Partners, Ltd.. (File No. 801-26315); Form ADV of Great Lakes Advisors, LLC (File No. 801-16937); Form ADV of Vontobel Asset Management, Inc. (File No. 801-21953) and the Form ADV of PineBridge Investments LLC (File No. 801-18759).

Item 32. Principal Underwriter.

(a) Dunham & Associates Investment Counsel, Inc. is the principal underwriter of the Registrant only.

(b) Dunham & Associates Investment Counsel, Inc. is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority.  The principal business address of Dunham & Associates Investment Counsel, Inc. is 6265 Greenwich Drive, Suite 550, San Diego, CA 92122.   To the best of Registrant’s knowledge, the following are the officers of Dunham & Associates Investment Counsel, Inc.:

Name	Positions and Offices with Underwriter	Positions and Offices with the Funds
Jeffrey A. Dunham	President and Chief Executive Officer	Trustee, Chairman, President and Principal Executive Officer
Denise S. Iverson	Chief Financial Officer	Treasurer and Principal Financial Officer
Helmut Boisch	Chief Operations Officer	Secretary
Viktoria Palermo	Chief Compliance Officer	Chief Compliance Officer and AML officer
Brandon Wilson	Director of IT	None
Salvatore M. Capizzi	Chief Sales and Marketing Officer	None
Ryan Dykmans	Chief Investment Officer	Assistant Secretary

(c) Not Applicable.

Item 33. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant and the Transfer Agent at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, except that all records relating to the activities of the Fund’s Custodian are maintained at the office of the Custodian, US Bank, N.A., 425 Walnut Street, 6th Fl., Cincinnati, OH 45202.

Item 34. Management Services. Not applicable.

Item 35. Undertakings. None.

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on the 6th day of April 2023.

DUNHAM FUNDS

By: /s/ Robert A. Robertson

      Robert A. Robertson

Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities indicated on the 6th day of April 2023.

Signature	Title
/s/ Jeffrey A. Dunham* Jeffrey A. Dunham	Trustee, President and Principal Executive Officer
/s/ Denise S. Iverson* Denise S. Iverson	Treasurer and Principal Financial Officer
/s/ Henry R. Goldstein* Henry R. Goldstein	Trustee
/s/ Paul A. Rosinack* Paul A. Rosinack	Trustee
/s/ Michael J. Torvinen* Michael J. Torvinen	Trustee

*By: /s/ Robert A. Robertson
Robert A. Robertson

Attorney-in-Fact

April 6, 2023

Exhibit Index

Index No. Description of Exhibit

(None)